                            [ARTWORK APPEARS HERE]
December 31, 1997


Changing Needs. Personal Choices.


                                 ANNUAL REPORT

                                             [LOGO OF JOHN HANCOCK APPEARS HERE]

                                       [LOGO OF JOHN HANCOCK FUNDS APPEARS HERE]

                 [LOGO OF INDEPENDENCE INVESTMENT ASSOCIATES, INC. APPEARS HERE]

                                   [LOGO OF BRINSON PARTNERS, INC. APPEARS HERE]

                                                  [LOGO OF INVESCO APPEARS HERE]

                                                [LOGO OF JP MORGAN APPEARS HERE]

                                                    [LOGO OF JANUS APPEARS HERE]

                                       [LOGO OF NEUBERGER & BERMAN APPEARS HERE]

                             [LOGO OF STATE STREET GLOBAL ADVISORS APPEARS HERE]

                                            [LOGO OF T. ROWE PRICE APPEARS HERE]

                                                           VARIABLE SERIES TRUST

                                                [JOHN HANCOCK LOGO APPEARS HERE]

                         INSURANCE FOR THE UNEXPECTED.
                    INVESTMENTS FOR THE OPPORTUNITIES.(R)

              [PHOTO OF THOMAS J. LEE, PRESIDENT AND VICE CHAIRMAN APPEARS HERE]


Dear Variable Contract Owner:

The past year has been one of challenges and rewards for investors. The domestic economy was marked by low interest rates, low unemployment, and continued expansion. Domestic equity markets have displayed strong resiliency during periods of market turbulence -- particularly during the near historic market correction of late October. The end result was a positive outcome for equity markets as measured by broad-market indices. International markets have also been generally positive -- with the exception of the Asian markets -- again as measured by broad international market indices.

For today's investor, enduring the challenges of the markets requires a sound investment and asset allocation strategy that reflects an individual's risk tolerance, investment time horizon, and ultimately, his or her goals and objectives. As a part of our commitment to variable life and annuity customers, we have put in place superior programs and services that allow our contract owners to get the most benefit from the tremendous investment opportunities available with the John Hancock Variable Series Trust -- and in a way that reflects their own investment profile.

During the past year, we have introduced a wide array of programs designed to assist you in obtaining the information and guidance necessary to make informed investment decisions as you accumulate and distribute your assets. At the forefront was the inaugural John Hancock Variable Series Trust client satellite broadcast. This program featured presentations from our investment management partners and a demonstration of the importance of asset allocation by leading industry experts. We believe this was an excellent forum.

In our role as the primary investment manager for the 18 portfolio choices in the Variable Series Trust, John Hancock continues the process of monitoring the performance and compliance of each investment portfolio. Our oversight committee has an ongoing process of screening and analyzing portfolios to ensure that all managers maintain the quality and consistent performance we have committed to within the Variable Series Trust.

Going into the future, we hope to strengthen our relationship with you by delivering the best responsive programs and services in order to provide you with insurance for the unexpected and investments for the opportunities. As always, your John Hancock Registered Representative is available to assist you in creating insurance and investment solutions to meet your specific goals and objectives.

[PHOTO OF HENRY D. SHAW, CHAIRMAN APPEARS HERE]


Sincerely,


 /s/ Henry D. Shaw           /s/ Thomas J. Lee
------------------          ------------------
Henry D. Shaw               Thomas J. Lee

Chairman                    President and Vice Chairman

--------------------------------------------------------------------------------
 ECONOMIC OVERVIEW: ANNUAL REVIEW 1997
--------------------------------------------------------------------------------
 JOHN HANCOCK ECONOMIC RESEARCH

The U.S. economy outperformed expectations during 1997. Growth continued throughout the year at a rapid pace, defying predictions by surpassing 1996. The strong growth generated over 3 million new jobs, pushing the unemployment rate down to 4.7%, the lowest rate since 1973. This would normally have been associated with rising inflation, but instead inflation actually declined from 2.9% in 1996 to 2.3% in 1997. Excluding food and energy, inflation reached its lowest rate since 1965.

With declining unemployment, consumer and business confidence rose to record highs. Sectors which were expected to weaken in 1997, such as housing and autos, were sustained by rising employment, incomes and confidence. Consumer spending ended the year on a healthy note with the best holiday retail sales in 3 years.

The strength of the economy has driven a continuing debate about what growth rate is sustainable and what Federal Reserve policies are desirable. Those who believe that the good times can roll on advocate financial ease, pointing to low inflation and signs of rising productivity. A more cautious view focuses on the risk that a streak of good luck may be coming to an end, and advises monetary tightening.

The financial problems in Asia that began with Thailand's devaluation in July expanded into a region-wide crisis during the past six months, and proved contagious for other emerging markets around the world from Russia to Brazil. Some U.S. industries will clearly be hurt by cheaper Asian goods, both in domestic and foreign markets.

Overall, however, the impact on the U.S. economy should be limited. American consumers will benefit from lower prices and as the economy heads into 1998 with high levels of confidence and spending, the worsening U.S. trade balance should cause roughly the same slowdown that would otherwise have been deliberately engineered by the Fed.

In financial markets, the troubles in Asia have led to a flight to quality. U.S. 30-year Treasury bonds reached their lowest yield since they were first issued in the 1970s, and mortgage rates followed them down. The housing market is thus receiving another shot in the arm, and homeowners who refinance will have more money to spend.

With inflation down and the price of imports from Asia set to drop, there is now widespread talk of deflation. This is probably a mistake, since declining prices of goods cannot make up for steady increases in the prices of services, most of which are not subject to foreign competition: housing, transportation, medical, personal and other services account for about 60% of consumer spending and of the Consumer Price Index. The current low rate of inflation is therefore probably as good as it gets, and the Fed is still more concerned that it will rise than fall.

The likelihood of an economic slowdown in 1998 has raised doubts about the outlook for U.S. corporate earnings, and this has been reflected in greater volatility of U.S. stock prices during the second half of 1997. While predictions of an end to the bull market have been proved wrong each year in the recent past, the risks are clearly substantial.

                                                    INCEPTION: MARCH 29, 1986
--------------------------------------------------------------------------------
 MONEY MARKET PORTFOLIO
 JOHN HANCOCK MUTUAL LIFE INSURANCE CO.                     PETER MITSOPOULOS
--------------------------------------------------------------------------------

 1997 was quite a difficult year for short-term investment managers to stand out among the crowd as short-term interest rates moved in a very narrow band while long-term rates came down precipitously. Money market investment rates often move about as each economic variable is disseminated into the marketplace and this year was no exception, but the economic data often cast an ambiguous and sometimes contradictory statement about the direction of the economy, mainly inflationary tendencies. As a result, the closely watched Fed Funds rate, an interest rate that establishes a benchmark for other money market instruments, was left relatively unchanged by the Fed. Although a persistently low unemployment rate and tight labor markets put pressure on the Fed to stand ready to increase rates to slow the economy, in the end, only a single change in the Fed Funds rate, an increase of one-quarter of 1 percentage point to 5.50% in March, marked the year. The increase, deemed a "preemptive strike" by the Fed against inflation, was widely considered to be the first of other increases to follow. Fortunately, as indicated in the economic commentary at the beginning of this report, the U.S. economy performed extremely well mitigating the need by the Fed to raise rates.
 Our investment strategy, as well as other money market investors, was affected by the uncertainty in the direction of Fed policy to the strong, but sometimes contradictory economic signals. While we did not wholeheartedly agree with the pessimistic outlook for higher rates during the first quarter, we did not extend the portfolio's maturity for two reasons; first the market was not paying the correct premium to take longer-term positions and second, what if the Fed did decide to raise rates. As we entered the second quarter, market sentiment did push rates higher and our shorter maturity strategy going into the quarter allowed us to extend maturities out more quickly. As the second half of the year progressed market sentiment expected a more neutral monetary policy and as a result it was advantageous to acquire longer maturity instruments for the portfolio. On the credit side, we, as well as many other money fund investors, reduced exposure and finally moved away from the Japanese banking sector as market turmoil and uncertainty in their financial well being got worse. The premium on these investments were lucrative, but not worth the risk.

---------------------------------------------
       Historical Portfolio Return
                                                 Value on 12/31/97:
$10,000                                          ------------------
investment made 12/31/87                         $17,591  Money Market Portfolio
(10-Year-Period)

            [GRAPH APPEARS HERE]

---------------------------------------------

Date                   Money Market Portfolio
12/31/87                    10,055.9
1989                        10,839.23
1990                        11,838.25
1991                        12,807.33
1992                        13,532.43
1993                        14,011.08
1994                        14,439.82
1994                        14,439.82
1995                        15,053.99
1996                        15,922
1/1/97                      16,765.59
12/31/97                    17,590.6


Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

AC Acquisition Holdings Co.                  5.0%                N/A
Sears, Roebuck Acceptance Corp               5.0%                N/A
Twin Towers, Inc.                            4.9%                4.3%
General Motors Acceptance Corp               4.9%                4.4%
Sheffield Receivables Corp                   4.8%                1.3%
Lehman Brothers, Inc                         4.6%                4.7%
MBNA America Bank, N.A.                      4.5%                5.0%
Merrill Lynch & Co., Inc                     4.4%                1.3%
National Bank of Canada                      4.4%                4.5%
Sigma Finance, Inc                           4.1%                0.6%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                                         Money Market        MorningStar
                                           Portfolio         Peer Group+
                                         ------------        -----------
 1 Year                                      5.38%               5.31%
 5 Years                                     4.71                4.54
10 Years                                     5.81                5.61


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Financial Services                          62.4%               45.2%
Automative and Rubber                        8.1%                7.8%
Banks and Finance                           10.3%                7.8%
Retail                                       5.0%                N/A
Foreign                                      3.6%               18.1%

 The Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $10.00/share.

*Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance.

 The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1994
--------------------------------------------------------------------------------
 SHORT-TERM U.S. GOVERNMENT PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                          TOM SPICER
--------------------------------------------------------------------------------

 Looking back at the Treasury market in 1997, a sharp contrast can be seen between the first and second halves of the year. The first quarter showed strong growth and benign inflation which led Fed Chairman Alan Greenspan to initiate a preemptive rate hike of 25 basis points. When inflation pressures failed to surface, the Fed moved from a tightening stance to more of a holding pattern. In late summer, the UPS strike re-focused investors in the area of higher labor costs and a tight labor market. With this came re-newed fears of inflation and forecasts of near term tightening. These beliefs faded quickly in October when a weak stock market and trouble abroad took the Fed right out of the picture.
 The Short-Term U.S. Government portfolio experienced positive absolute returns for each quarter in 1997. This led to a respectable net return of 6.41% in the fund for the year. This performance was slightly below that of its benchmark, the Merrill Lynch 1-5 Year U.S. Government Bond Index. With the portfolio both duration and yield curve neutral, the only major difference from the benchmark is the weighting in the Agency sector versus Treasuries. The fund has historically been over-weighted in this area and this was increased further during the recent quarter. At year end Agencies comprised nearly 80% of the portfolio compared to 18% for the benchmark. These securities are an excellent source of additional yield and also provide exposure to a sector which has historically outperformed the Treasury market on a total return basis. This strategy relates directly to our philosophy of seeking cheap, predictable cashflows.
 The market outlook for 1998 heavily depends on how and how quickly the Asian countries can be stabilized. Both of those areas are filled with uncertainties and, as it stands, its anyone's guess as to how it will all come together. The Short-Term U.S. Government portfolio, however, will continue to be managed as it was meant to--conservative and risk adverse. This means keeping interest rate risk to a minimum and emphasizing incremental yield with minimal risk.

---------------------------------------------
       Historical Portfolio Return
                                                 Value on 12/31/97:
$10,000                                          ------------------
investment made 5/1/94                           $12,334 Short-Term U.S. Govt.
(Portfolio Inception Date)                               Portfolio
                                                 $12,755 Merrill Lynch 1-5
       [LINE GRAPH APPEARS HERE]                         U.S. Govt. Bond Index

---------------------------------------------

              Short-Term U.S.             Merrill Lynch 1-5
Date          Govt. Portfolio           U.S. Govt. Bond Index
May 1, 1994       9,999.1                     10,013
Dec 1995         11,186.64                    11,398
Dec 1996         11,590.5                     11,907
Jan 1, 1997      11,642.19                    11,961
Dec 31, 1997     12,333.56                    12,755

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                           investments      % of investments

Federal National Mortgage Assoc.            18.9%               16.8%
U.S. Treasury                               18.0%               34.7%
Federal Home Loan Banks                     14.3%               12.2%
Federal Farm Credit Banks                   14.0%               11.1%
Private Export Funding Co.                  11.9%                9.5%
Tenessee Valley Authority                   11.5%                6.5%
State of Israel Agency for
  International Development                  7.4%                6.0%
Federal Home Loan Mortgage Corp              4.0%                3.3%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                         Short-Term U.S.     Merrill Lynch 1-5     MorningStar
                         Govt. Portfolio   U.S. Govt. Bond Index   Peer Group+
                         ---------------   ---------------------   -----------
1 Year                       6.41%               7.12%                 6.63%
Since Inception              5.88%               6.86                   N/A

Top Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Government Agencies                         70.5%               65.4%
U.S. Governmental                           16.0%               34.7%
Municipals                                  11.5%                N/A



*Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986
--------------------------------------------------------------------------------
 SOVEREIGN BOND PORTFOLIO
 JOHN HANCOCK ADVISERS, INC.                                         JAMES HO
--------------------------------------------------------------------------------

 For the six months ended December 31, 1997, the Sovereign Bond Portfolio returned 6.26% versus 6.83% for the Lehman Brothers Government/Corporate Bond Index. Returns reflect vastly different market environments from one quarter to the next. Third quarter activity witnessed a continuation in spread tightening as interest rates trended lower. In the fourth quarter, the market changed abruptly and dramatically, as a financial crisis in Southeast Asia unfolded with the dramatic currency devaluations in several key countries. As investment uncertainties and currency volatility reached a crescendo, most market segments were negatively and indiscriminately impacted, including the investment grade quality sectors.
 Having taken handsome profits in the majority of our emerging market holdings in the first half of the year, we significantly reduced our exposure to Asian credits by the third quarter. The issues retained reflected strong credit fundamentals and were believed to be shielded somewhat from currency exposure because of dollar based revenue streams. Nonetheless, being an emotionally charged market, investors herded to U.S. Treasuries in a flight to quality providing a clear advantage to the Index with its heavy weighting (64%) in Treasuries.
 Looking ahead, we expect U.S. Treasury rates to remain in a trading range near term, with the lower end at levels below those set during the fall of 1993. We will likely maintain a duration neutral strategy relative to the Index and focus on higher quality corporate bonds, asset backed securities and select high yield issues, while underweighting our exposure to the emerging markets. We will continue to employ a slight bullet structure in an extremely flat yield curve to capture incremental returns as the term structure shifts.

---------------------------------------------
       Historical Portfolio Return
                                                 Value on 12/31/97:
$10,000                                          ------------------
investment made 12/31/87                         $23,996  Sovereign Bond
(10-Year-Period)                                          Portfolio
                                                 $24,312  Lehman Brothers
                                                          Govt./Corp. Bond Index

         [LINE GRAPH APPEARS HERE]

---------------------------------------------

                         Sovereign Bond            Lehman Brothers
Date                        Portfolio           Govt./Corp. Bond Index
12/31/87                    10,000                      10,000
12/31/89                    12,186.28                   12,291
12/31/91                    15,269.78                   15,456
12/31/93                    18,209.05                   18,466
12/31/95                    21,209.64                   21,246
1/1/97                      22,162.03                   21,890
12/31/97                    24,311.57                   23,996


Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

U.S. Treasury                               23.5%               19.8%
Government National Mortgage Assoc.          4.7%                2.5%
Federal Home Loan Mortgage Corp              2.0%                2.2%
UCFC Home Equity Loan                        1.9%                2.2%
Federal National Mortgage Assoc.             1.8%                1.2%
American Express Credit Corp.                1.7%                1.9%
Hydro-Quebec                                 1.6%                1.9%
Commercial Credit Group, Inc.                1.6%                1.8%
Texaco Capital, Inc.                         1.6%                1.7%
Michigan Consolidated Gas Co.                1.3%                1.4%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                        Sovereign Bond     Lehman Brothers        MorningStar
                          Portfolio     Govt./Corp. Bond Index    Peer Group+
                        --------------  ----------------------    -----------
 1 Year                     10.11%           9.75%                   9.18%
 5 Years                     8.14            7.61                    7.56
10 Years                     9.29            9.15                    8.99


Portfolio Composition (as of December 31, 1997)
--------------------------------------------------------------------------------
Credit Quality                           Duration
Treasury Agency         30.5%            less than 1 Year            7.5%
AAA                     13.9%            1-3 Years                  24.0%
AA                       9.0%            3-5 Years                  26.5%
A                       18.0%            5-10 Years                 24.3%
Baa                     11.5%            greater than 10 Years      17.7%
Other                   17.1%


*Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                         INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 STRATEGIC BOND PORTFOLIO
 J.P. MORGAN INVESTMENT MANAGEMENT, INC.               CHRIS DURBIN & LILI DUNG
--------------------------------------------------------------------------------

 The Portfolio provided a total return of 9.05% (net of fees) for the year ending December 31, 1997. In addition, the Portfolio has returned 9.50% since its May 1, 1996 inception.
 Throughout 1997, the U.S. economy continued to grow at above trend levels and unemployment moved to cyclical lows. Income, consumption and confidence measures, generally, remained robust as well. In spite of an ongoing drift upward in wage rates, inflation at both the wholesale and retail levels remained remarkably benign. This resulted in strong U.S. fixed income returns, with the Lehman Brothers Aggregate Bond index returning 9.68% for the year. However, the U.S. fixed income market was outpaced by the foreign fixed income market during the year. In particular, the U.K. and Canada were among the top performing foreign markets. Our decision to overweight foreign versus U.S. fixed income markets, and the U.K. and Canada in particular, positively impacted the Portfolio's performance.
 Within the U.S. portion of the Portfolio, performance was enhanced by our decision to overweight mortgage backed securities and investment grade corporates, as these sectors outperformed U.S. Treasuries. However, the economic crisis in Asia caused a widening in spread sectors across all markets during the last part of the year. Our underweighted position in U.S. Treasuries negatively impacted performance during the fourth quarter.
 Within the foreign markets, Continental European economies continued to show a strong growth trend. By mid-year we had increased the allocation to U.S. high yield and U.S. dollar denominated emerging markets to our maximum allocation of 10% to take advantage of substantial spread widenings resulting from economic weakness in the Asian markets. However, weakness throughout Asia continued through year end, spilling into financial markets worldwide and negatively impacting performance of U.S. high yield and U.S. dollar denominated emerging markets. Currently we hold 6.5% allocation to these markets. Looking forward, we expect to maintain a similar allocation as economic conditions throughout Asia remain uncertain.

---------------------------------------------
       Historical Portfolio Return
                                               Value on 12/31/97:
$10,000                                        ------------------
Investment made 5/1/96                         $11,637 Strategic Bond Portfolio
(Portfolio Inception Date)                     $11,779 Strategic Bond Composite
                                                       Index (A)

            [GRAPH APPEARS HERE]

---------------------------------------------

Date                Strategic Bond Composite    Strategic Bond Portfolio
                           Index (A)
5/1/96                      10,002                        9,983.2
1/31/97                     10,762                       10,722.54
12/31/97                    11,779                       11,637.3

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          Investments      % of investments

United States Treasury Notes                20.8%                0.4%
Federal National Mortgages Assoc.           12.9%               10.8%
Government of Japan Bonds                    5.4%                3.7%
Federal Home Loan Mortgages                  4.9%                1.8%
Conversion                                   4.8%                N/A
Green Tree Financial Corp.                   3.8%                N/A
First Union Lehman Brothers Mortgage Trust   3.8%                N/A
Morgan Stanley Capital Inc.                  3.8%                N/A
CS First Boston Mortgage                     2.8%                4.2%
Countrywide Home Loans                       2.3%                3.7%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                 Strategic Bond         Strategic Bond       MorningStar
                   Portfolio          Composite Index (A)    Peer Group+
                 --------------       -------------------    -----------
 1 Year               9.05%                 10.05%               7.46%
 Since Inception      9.50%                 10.32                 N/A


Portfolio Composition (as of December 31, 1997)
--------------------------------------------------------------------------------

Credit quality                  Duration
                                --------
Treasury/Agency   36.7%         less than 1 Year                          5.0%
AAA               37.3%         1-3 Years                                23.1%
AA                 4.5%         3-5 Years                                22.2%
A                  6.9%         5-10 Years                               42.3%
BBB                3.63         greater than 10 Years                     7.4%
Other              11.3

 * Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

    The performance of the portfolio on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

(A) Strategic Bond composite Index: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged.

 + Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986
--------------------------------------------------------------------------------
 MANAGED PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.           JOHN FORELLI & TOM SPICER
--------------------------------------------------------------------------------

 The "Goldilocks" economy (inflation and economic growth not too hot nor too cold) in the United States led to another remarkable year of performance for both the U.S. equity and fixed income markets. The equity portion of the portfolio generated a gross return of about 31.32% in 1997 while the fixed income portion increased about 9.20% (gross) for the year. While the overall return of the portfolio lagged the benchmark, the Managed Portfolio turned in another outstanding absolute performance with a net return of about 18.72% in 1997.
 In 1997, the stock market continued to rally as investors took comfort in the continued steady growth, low inflation environment. The market became extremely volatile in the fourth quarter, due to continued uncertainties associated with the Asian economic crisis. This uncertainty drove investors back into a few high quality, safe and trusted stocks. The Managed Portfolio took advantage of this uncertainty and reallocated a bigger portion of assets into U.S. equities in the fourth quarter. Sectors that outperformed in the fourth quarter of 1997 included domestically focused industries such as utilities, consumer services and financial services firms. Strong performers in the portfolio included Home Depot, Lowes, Bell Atlantic, Bristol Myers and Household International. The fixed income market faced a year of abnormalities in 1997. Fixed income investors were faced with an increasing array of new market forces such as global currency volatility, weakening credit conditions in overseas markets, low domestic interest rates, and a low interest rate spread between short and long term interest rates. In this tricky environment, your portfolio remained overweighted in U.S. corporate bonds and mortgages. The quality of the fixed income portfolio is very high with an overweighting in ten and thirty year maturities.
 We continue to see a favorable, although volatile, investment environment ahead. Long-term interest rates are at their lowest level since the 1960s. Inflation has been held in check despite the steady economic growth over the past seven years. While the disruptions in Asia will undoubtedly slow corporate profit growth and produce its share of earnings disappointments in 1998, we still expect steady overall corporate profit growth. During these volatile times, we believe that portfolio risk control and spreading risk between equities and fixed income will be a prudent investment strategy in 1998.

---------------------------------------------
       Historical Portfolio Return
                                                 Value on 12/31/97:
$10,000                                          ------------------
investment made 12/31/87                         $33,299  Managed Portfolio
(10-Year-Period)                                 $35,993  Managed Composite
                                                          Index/./

        [LINE GRAPH APPEARS HERE]

---------------------------------------------
                         Managed Composite
Date                       Index/./               Managed Portfolio
12/31/87                    10,000                      10,000
12/31/89                    13,733                      13,350.49
12/31/91                    17,453                      16,960.43
12/31/93                    20,781                      20,388.27
12/31/95                    26,336                      25,333.96
12/31/97                    35,993                      33,298.59

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

US Treasury                                 16.4%               17.7%
General Electric Co.                         1.8%                1.8%
Phillip Morris Cos., Inc.                    1.7%                2.1%
Hilton Hotel Corp.                           1.6%                1.1%
General Re Corp.                             1.5%                0.9%
Xerox Corp.                                  1.3%                0.3%
Bell Atlantic Corp.                          1.3%                N/A
Microsoft Corp.                              1.3%                0.9%
Merck & Co., Inc.                            1.3%                1.2%
Citicorp                                     1.2%                0.4%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                                Managed     Managed Composite   MorningStar
                               Portfolio         Index/./       Peer Group+
                             ------------   -----------------   -----------
 1 Year                         18.72%            21.28%           22.10%
 5 Years                        12.76             13.88            14.05
10 Years                        12.78             13.66            14.35


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

U.S. Governmental                           16.4%               17.7%
Financial Services                          10.6%               10.7%
Banks and Finance                            6.0%               10.1%
Health Products and Services                 7.9%                7.4%
Oils and Natural Gas Equipment and Services  4.9%                3.9%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of funds shares will fluctuate so that shares, when redeemed, may be worth less than their original cost.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

 . Managed Composite Index: 50% S&P 500 and 50% Lehman Brothers Govt./Corp. Bond
  Index.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                      INCEPTION: MARCH 29, 1986
--------------------------------------------------------------------------------
 GROWTH AND INCOME PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                       PAUL F. MCMANUS
--------------------------------------------------------------------------------

 The stock market, after having posted strong returns in the third quarter, became extremely volatile in the fourth quarter of 1997. This was a result of the developing uncertainties in the Asian markets. During the quarter, larger capitalization stocks outperformed smaller capitalization stocks as technology issues under-performed. This was due to a lowering of expectations for technology orders and fall out from the Asian environment. Also, value stocks did better than growth stocks in the quarter. Some examples of "value" industries would be the banking and utilities. These industries also have the benefit of being primarily domestic companies, which excelled in comparison to internationally exposed companies. Industries that lagged were the energy, metals, and paper and forest product groups.
 At the end of December, the portfolio owned approximately 125 stocks and was fully invested with a cash position of 3.5%. The portfolio maintains market-like risk characteristics and conforms to the universe guidelines specific to your account needs. The best performers in the account were Norwest Corporation, Houston Industries, and Bell South. Laggards included Oracle, Vencor Inc., and Tommy Hilfiger. The stock portfolio's P/E is 18.3 well below the S&P 500's 20.6 multiple, another indicator that there are many attractively valued stocks outside of the current market favorites.
 As we look out to 1998, we will see further growth in the U.S. economy although events in Asia may dampen original growth estimates by about 0.5%. We have made the appropriate adjustments in our estimates in those multinational companies affected by Asia. Near-term market volatility has increased, but remains low compared to previous years' levels. This is because the economy is not as volatile in that we have not experienced such wide variations in the business cycle. The environment for the financial markets looks constructive. Slow, steady economic growth with less volatile swings will result from slower population growth and better information technology.

---------------------------------------------
       Historical Portfolio Return
                                              Value on 12/31/97:
$10,000                                       ------------------
investment made 12/31/87                      $50,264  Growth & Income Portfolio
(10-Year-Period)                              $52,543  S&P 500 Index*

            [GRAPH APPEARS HERE]

---------------------------------------------
                                            Growth & Income
Date                     S&P 500 Index         Portfolio
12/31/87                    10,000                 10,000
12/29/89                    15,359                 14,914,89
12/31/91                    19,415                 19,576.58
12/31/93                    22,993                 24,160.42
12/29/95                    32,012                 32,246.42
12/31/97                    52,543                 50,263.55

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

General Electric Co.                         3.7%                3.8%
Merck & Co., Inc.                            3.0%                2.6%
PepsiCo., Inc.                               2.9%                0.4%
Cendant Corp.                                2.7%                N/A
Microsoft Corp.                              2.5%                2.8%
Home Depot, Inc.                             2.5%                2.2%
Citicorp                                     2.3%                0.5%
General Re Corp.                             2.2%                1.9%
BankAmerica Corp.                            2.1%                3.1%
Johnson & Johnson                            2.0%                2.2%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                        Growth & Income        S&R 500       MorningStar
                           Portfolio            Index        Peer Group+
                        ---------------     ------------     -----------
 1 Year                      29.79%            33.56%           29.30%
 5 Years                     18.71             20.24            18.82
10 Years                     17.52             18.05            18.86


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Health Products and Services                12.1%               13.1%
Banks and Finance                            8.3%                9.7%
Oils and Natural Gas Exploration and
  Production                                 8.2%                8.1%
Insurance                                    7.2%                6.8%
Food, Beverage and Tobacco                   6.3%                3.5%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 LARGE CAP VALUE PORTFOLIO
 T. ROWE PRICE ASSOCIATES, INC.                                  BRIAN ROGERS
--------------------------------------------------------------------------------

 The equity market performed well in 1997 as good corporate earnings results, continued low inflation, and a supportive interest rate environment provided ample ammunition to fuel the advance. The performance of stocks in the second half was particularly impressive in light of the market's October jitters and concern over the volatility of the Asian markets.
 Equity returns were notably impressive coming on the heals of considerable market strength in 1995 and 1996. The 1995-1997 period, in fact, is the first time in modern history that stock market returns have exceeded 20% in three consecutive years.
 In 1997, the total return for the Large Cap Value Portfolio was 28.56%, which was behind the 35.18% return for the portfolio's benchmark, the Russell 1000 Value Index.
 Electric utility and telephone company stocks performed well in the last six months after a lengthy period of under-performance. Strong price appreciation in stocks such as Bell Atlantic, BellSouth, BGE, and Unicom helped the portfolio's return in the latter part of the year.
 The equity market has provided investors with three unprecedented years of prosperity, and the investment environment has been exceptionally conducive to good returns. As prices have advanced, the market's valuation appeal and likely near-term upside potential have diminished.
 The volatility we experienced in the opening weeks of 1998, due in part to the turmoil in Asia, is a reminder that investing entails risks that sometimes get in the way of positive returns. While our emphasis is solely on uncovering interesting investment values, we believe it is prudent to have more modest expectations for equity market performance in the year ahead.

---------------------------------------------
       Historical Portfolio Return
                                              Value on 12/31/97:
$10,000                                       ------------------
investment made 5/1/96                        $14,643  Large Cap Value Portfolio
(Portfolio Inception Date)                    $15,503  Russell 1000 Value Index

            [GRAPH APPEARS HERE]

-----------------------------------------------------------------------------

Date                   Russell 1000 Value Index    Large Cap Value Portfolio
4/30/96                     10000                            10000
1/1/97                      12024                         11698.63
12/31/97                    15503                         14643.15


Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

AT&T Corp                                    2.0%                1.0%
Mellon Bank Corp                             2.0%                1.8%
Dow Chemical Co.                             1.6%                1.8%
Atlantic Richfield Co.                       1.5%                1.7%
Altel Corp                                   1.5%                1.1%
American Home Products Corp                  1.4%                1.0%
Union Pacific Corp                           1.4%                1.0%
Philip Morris Cos., Inc                      1.2%                0.7%
Exxon Corp.                                  1.2%                1.5%
Anheuser-Busch Cos. Inc                      1.2%                0.9%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                     Large Cap           Russell 1000        MorningStar
                   Value Portfolio      Value Portfolio      Peer Group+
                   ---------------       ------------        -----------
1 Year                 28.56%               35.18%              26.50%
Since Inception        25.63                30.09                 N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Oils and natural Gas Exploration
  and Production                            11.6%                9.1%
Banks and Finance                            9.7%               10.7%
Utilities - Telecommunications               9.6%                7.6%
Utilities - Electric                         8.4%                7.7%
Food, Beverage and Tobacco                   7.6%                7.0%


*Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will flucuate so that shares, when redeemed, may be worth more or less than their original cost.

 The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                    INCEPTION: MARCH 29, 1986
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
INDEPENDENCE INVESTMENT ASSOCIATES, INC.                   MICHAEL G. TROTSKY
--------------------------------------------------------------------------------

 The Large Cap Growth Portfolio is designed to outperform the Russell 1000 Growth Index while maintaining index-like characteristics in terms of industry exposure, risk, and volatility of returns. For the year ended December 31, 1997, the Large Cap Growth portfolio returned 30.89% versus 30.48% for the Russell 1000 Growth Index. Over the last three years the portfolio has returned 107% and has clearly benefited from the unusual bull market in large capitalization stocks.
 The fourth quarter was a difficult environment, but in spite of the volatility and large drop in the market in October, the large cap growth market was up 1.5%. Asian uncertainty drove investors' back into a few high-quality, safe, and trusted names. Value stocks outperformed growth stocks by nearly 3% in the quarter. Sectors doing well in the quarter included utilities, consumer services, and consumer non-cyclicals. Underperforming sectors included technology, basic materials, and energy. The Large Cap Growth Portfolio returned 0.8% in the difficult fourth quarter compared to the index return of 1.5%. The best performing stocks in the quarter included Home Depot, Bristol Myers, and Johnson and Johnson. Major holdings going forward include General Electric, Merck, Cendant, Home Depot, Microsoft, and Lucent.
 Amidst the worldwide economic turmoil so apparent in the fourth quarter, the U.S. is the perceived economic safe haven. GDP growth continues to be strong, labor markets remain tight as unemployment reached a 25-year low in November, and there are no clear signs of inflation. There is virtually no pressure on the Fed to raise interest rates as the overseas economic turmoil is expected to dampen U.S. economic growth and inflation in 1998. We project that the U.S. economy will grow modestly in 1998 and 1999. With a forecast for 4% corporate profit growth in 1998 and 1% in 1999, we continue to believe that growth stocks will outperform the broader markets in a prolonged slowing economy as investors flock to earnings power.

-------------------------------------------
       Historical Portfolio Return
                                           Value on 12/31/97:
$10,000                                    ------------------
investment made 12/31/87                   $50,528 Large Cap Growth Portfolio
(10-Year-Period)                           $50,917 Large Cap Growth Benchmark(1)

            [GRAPH APPEARS HERE]

-------------------------------------------

Date                   Large Cap Growth Portfolio  Large Cap Growth Benchmark(1)
Dec 1987                     8,259                           8,626.04
Dec 1989                    12,682                          12,871
Dec 1991                    16,032                          17,264.03
Dec 1993                    18,992                          21,600.25
Dec 1995                    26,474                          28,155.55
Dec 1997                    50,917                          50,528

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

General Electric Co.                         5.1%                5.3%
Merck & Co., Inc.                            4.5%                4.7%
Cendant Corp.                                3.9%                N/A
Lucent Technologies, Inc                     3.4%                0.8%
Home Depot, Inc                              3.4%                2.6%
Microsoft Corp                               3.2%                3.7%
PepsiCo, Inc                                 3.0%                N/A
Bristol-Myers Squibb Co.                     3.0%                1.4%
Johnson & Johnson                            3.0%                3.4%
United Technologies Corp.                    2.8%                2.2%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                        Large Cap        Large Cap Growth    MorningStar
                     Growth Portfolio      Benchmark(1)      Peer Group+
                     ----------------    ----------------    -----------
 1 Year                   30.89%            30.48%              25.25%
 5 Years                  18.09             19.50               14.88
10 Years                  17.59             17.68               15.39


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Health Care Products and Serivces           22.3%               22.3%
Diversified Operations                      12.6%                7.9%
Food, Beverages and Tobacco                  7.3%                5.2%
Retail                                       7.1%                7.3%
Computer Software and Services               6.8%                7.1%

(1) The index is represented by the S&P 500 for the period April 1986 to April 1996 and the Russell Large Cap Growth Index for the period May 1996 to December 31, 1997.

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                         INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 EQUITY INDEX PORTFOLIO
 STATE STREET GLOBAL ADVISORS                                   MANAGEMENT TEAM
--------------------------------------------------------------------------------

 The Equity Index Portfolio returned 10.50% from July 1, 1997 through December 31, 1997. In comparison, the S&P 500 Index returned 10.57%. The S&P 500 continued its wild ride by returning 33.36% in the year ended December 31, 1997. This marks the third consecutive year the index had very strong returns of well over 20% annually. The index return in 1996 was 22.96% and 37.58% in 1995.
 The Equity Index Portfolio grew steadily in the second half of 1997. The fund nearly doubled its net assets during this time, growing from $52.3m to $101m. The top ten holdings of the fund on December 31, 1997 were the same as those on June 30, 1997 with small changes in relative weights. Interesting to note, over 11% of the capitalization of the index was accounted for by the top five holdings: General Electric, Coca Cola, Microsoft, Exxon and Merck.
 The Equity Index Portfolio attempts to track the performance of the S&P 500 by fully replicating the index. The fund attempts to match the security names and percentage weights for each security in the S&P 500 index in order to provide returns close to the index return.
 The net assets of the Portfolio have quadrupled since December 31, 1996, increasing to approximately $101 million. As was the case in 1996, the Portfolio's year-to-date total return in 1997 has been negatively impacted by the size of cash flows relative to the size of the Portfolio and the equity market's volatility. Acknowledging such activity, John Hancock has continued to waive all fees charged to the Portfolio for 1997 and will continue to do so for an as yet undetermined period in 1998. John Hancock also made capital contributions totaling $250,000 into the Portfolio during 1997. Including the capital contributions, the Portfolio had a net return of 32.79%(1) versus 33.36% for the S&P 500 Index for the year ended December 31, 1997. As the Portfolio's net assets continue to get larger, we expect the investment returns will more closely match those of the S&P 500 Index.

---------------------------------------------

       Historical Portfolio Return
                                              Value on 12/31/97:
$10,000                                       ------------------
investment made 5/1/96                        $15,169  Equity Index Portfolio
(Portfolio Inception Date)                    $16,342  S&P 500 Index

            [GRAPH APPEARS HERE]

---------------------------------------------
                                              Equity Index
Date                     S&P 500 Index         Portfolio
5/1/96                      10,258              10,210.21
1/1/97                      12,218              12,132.53
12/31/97                    15,342              15,168.85

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

General Electric Co.                         3.1%                3.2%
Coca-Cola Co.                                2.1%                2.5%
Microsoft Corp.                              2.0%                2.2%
Exxon Corp.                                  1.9%                2.3%
Merck & Co., Inc.                            1.6%                1.8%
Royal Dutch Petroleum Co.                    1.5%                1.7%
Intel Corp.                                  1.6%                1.7%
Phillip Morris Cos., Inc.                    1.4%                1.6%
Proctor & Gamble Co.                         1.4%                1.4%
International Business Machines Corp.        1.3%                1.3%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                         Equity Index          S&R 500       MorningStar
                           Portfolio            Index        Peer Group+
                         -------------      ------------     -----------
1 Year                       32.79%            33.36%           29.30%
Since Inception(1)           28.31             29.28            N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Health Products and Services                11.0%                8.4%
Banks and Finance                            8.3%                7.2%
Oils and Natural Gas Exploration and
  Production                                 7.8%                6.5%
Food, Beverage and Tobacco                   7.2%                7.6%
Utilities - Telecommunications               6.4%                5.5%

(1)The net return without the capital contribution would have been 32.47% for the period ending December 31, 1997 and 28.14% since inception.

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

 . "Standard & Poor's 500" is a trademark of The MaGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Mutual Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                        INCEPTION: MAY 16, 1988
--------------------------------------------------------------------------------
 REAL ESTATE EQUITY PORTFOLIO
 INDEPENDENCE INVESTMENT ASSOCIATES, INC.                          DALTON AVERY
--------------------------------------------------------------------------------

 The strong performance that REITs showed in 1996 had two negative effects on their performance in 1997. First, valuation of REITs were high relative to their historical averages which caused some correction in the stocks early in 1997 and kept earnings multiples stable over the second half of the year. Second, higher prices for REIT stocks encouraged heavy equity issuance. In the first half of 1997 REITs raised $12 billion in new equity capital. Over the remainder of the year an additional $9 billion was raised. This more than offset the money flow into REIT mutual funds and reduced demand for seasoned REIT stocks.
 REITs enjoyed a strong second half of 1997. These issues participated in the strong rally in small to mid-sized equities, especially in the third quarter. This rally developed as investors moved away from the very large capitalization, multi-national firms that have led the general equity market over the past few years.
 The portfolio is diversified across all the real estate property types with increasing emphasis on office, industrial, and hotel REITs. The best performing stocks in the fourth quarter were in the office and industrial sectors. The portfolio's top performers were all in this sector; Vornado Realty, Security Capital Industrial Trust and Duke Realty Investments. The anchors for the quarter were the two hotel REITs that performed so well in prior quarters, Patriot American Hospitality and Host Marriott. Both stocks were weak in December as the overall market had some second thoughts on the hotel business. This sentiment affected both hotel REITs and hotel C corps.
 The Real Estate Equity Portfolio outperformed its benchmark in the fourth quarter although the Portfolio did trail the benchmark for the full year. In our opinion, real estate markets around the country are at or near equilibrium. We believe that our investment strategy, focused on selecting REIT issues priced cheaply relative to their worth and having improving fundamentals, will provide superior performance over time.

---------------------------------------------
       Historical Portfolio Return
                                           Value on 12/31/97:
$10,000                                    ------------------
investment made 5/16/88                    $28,978  Real Estate Equity Portfolio
(Portfolio Inception Date)                 $20,988  Willshire Real Estate Index

            [GRAPH APPEARS HERE]

---------------------------------------------
                        Willshire Real        Real Estate
Date                     Estate Index       Equity Portfolio
May 1988                    10,000                 10,000
Dec 1990                     7,462               8,851.39
Dec 1992                     9,615              13,709.49
Dec 1994                    11,263              16,540.69
Dec 1996                    17,520              24,720.17
Dec 1997                    20,988              28,977.57

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Equity Residential Properties Trust          4.4%                3.6%
Starwood Lodging Trust                       4.1%                2.4%
Patriot American Hospitality, Inc.           3.6%                3.8%
Cresent Real Estate Equities, Inc.           3.3%                N/A
Host Marriott, Inc.                          3.1%                3.3%
BRE Properties, Inc.                         3.0%                3.1%
Cetellus Development Corp                    2.9%                2.4%
Liberty Property Trust                       2.9%                2.9%
Duke Realty Investments, Inc.                2.9%                2.4%
United Dominion Realty Trust, Inc.           2.9%                3.4%


Average Annual Total Returns*
--------------------------------------------------------------------------------
                                            Real Estate      Wilshire Real
                                          Equity Portfolio   Estate Index
                                          ----------------   -------------
1 Year                                         17.22%           19.80%
5 Years                                        16.15            16.90
Since Inception                                11.68             7.97


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Real Estate Investment Trust                91.7%               91.9%
Real Estate Development                      5.3%                4.8%
Lodging                                      3.0%                3.3%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Sector investing entails special risks as discussed in the prospectus.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                         INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 MID CAP VALUE PORTFOLIO
 NEUBERGER & BERMAN, LLC                               M. KASSEN & R. GENDELMAN
--------------------------------------------------------------------------------

 The six month period ending December 31, 1997 consisted of two very different quarters. In the third quarter, selective stock picking emerged as the investment style of choice versus simply investing in the top S&P 500 Index stocks. The fourth quarter, led by turbulent events in Asia, saw a resumption of money flows into the larger capitalization growth issues. Despite this challenging environment for mid cap value investing in the second half of 1997, the Mid Cap Value Portfolio returned 32.17%, net of fees, versus 34.37% for the Russell Mid Cap Value Index for the full year of 1997.
 We continue to believe that mid-cap stocks provide the best investment opportunities. We are using the volatility in the overall market to improve both the quality and potential returns of the Portfolio. Where possible, we have purchased industry leaders such as KLA Instruments, Nucor, and Union Camp at multiples no higher than their respective industry groups. Moreover, we were able to purchase certain world class companies, Amgen to name one, at discount valuations to both the market and its industry group.
 We took profits in many stocks that met or exceeded our price targets. For example, Equitable, Kansas City Southern, and Tidewater were sold to make room for better investment ideas.
 In summary, we believe that many large capitalization issues are fairly or fully valued and that many mid-cap stocks have been overlooked and are trading at attractive valuations. We are pleased with the performance of the Mid Cap Value Portfolio, and expect it to continue to provide competitive rates of return over time.

---------------------------------------------
       Historical Portfolio Return
                                            Value on 12/31/97:
$10,000                                     ------------------
investment made 5/1/96                      $15,355  Mid Cap Value Portfolio
(Portfolio Inception Date)                  $15,175  Russell Mid Cap Value Index

            [GRAPH APPEARS HERE]

---------------------------------------------
                        Russell Mid Cap      Mid Cap Value
Date                      Value Index          Portfolio
5/1/96                      10,000                 10,000
12/31/96                    11,294              11,617.97
12/31/97                    15,175              15,355.19

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Owens-Illinois, Inc.                         2.6%                1.1%
Praxair                                      2.6%                N/A
Crown Cork & Seal Co., Inc.                  2.5%                N/A
Orion Capital Corp.                          2.4%                N/A
Harcourt General, Inc.                       2.4%                2.5%
UST, Inc.                                    2.2%                1.5%
E.W. Scripps Co.                             2.2%                0.6%
Partere, Ltd.                                2.1%                N/A
Biogen, Inc.                                 2.1%                1.1%
Host Marriott Corp                           2.0%                3.0%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                            Mid Cap        Russell Mid Cap   MorningStar
                        Value Portfolio      Value Index     Peer Group+
                        ---------------    ---------------   -----------
1 Year                       32.17%            34.37%           27.57%
Since Inception              29.26             28.43             N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Health Products and Services                 9.4%                4.3%
Oils and Natural Gas Exploration and
  Production                                 8.9%                7.4%
Media                                        7.7%                9.0%
Insurance                                    6.5%                3.6%
Miscellaneous                                6.3%                2.6%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so the shares, when redeemed, may be worth more or less than their original cost.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                       INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO
JANUS CAPITAL CORPORATION                                            JIM GOFF
--------------------------------------------------------------------------------
 As the year began, small and mid-size stocks came under tremendous pricing pressure, especially smaller stocks with high growth rates. Investors became infatuated with liquidity issues, which created a major performance gap between large stocks and their smaller counterparts. In this environment, we lost ground and finished the early part of the year lower. But the market's fascination with the mega-caps eventually slowed, and investors once again began to focus on small and midsize stocks. The Russell Mid Cap Growth Index posted particularly impressive numbers mid-year; however, these returns were driven mostly by technology and energy stocks, areas in which the Portfolio was underweighted. Meanwhile, our investments in wireless communication and restaurant stocks underperformed, and several consumer discretionary holdings failed to post substantial gains. This combination, coupled with our underweighting in key performing sectors, proved to be a drag on performance for much of the year.
 During the fourth quarter, however, we had a number of standouts, including Farmer Mac, Outdoor Systems, Paychex, and Chancellor Media--each gaining in excess of 40%. We also had several other strong performers that gained over 15%, including Star Banc, Clear Channel, Protective Life, UICI, and
Pricellular. What's interesting for each company is that the individual fundamentals remain unchanged, but investors began to take notice of their underlying growth.
 Going into the New Year, the key will be owning stocks that can deliver excellent growth when earnings begin to dissipate. I believe that plays to our strength, because many of our companies have either met or exceeded earnings estimates for many quarters. Owning companies with superior earnings growth has always been my focus, and it will remain so going forward.

       Historical Portfolio Return
                                              Value on 12/31/97:
$10,000                                       ------------------
investment made 5/1/96                        $11,980  Mid Cap Growth Portfolio
(Portfolio Inception Date)                    $12,959  Russell Mid Cap Growth
                                                       Index*


                             [GRAPH APPEARS HERE]


--------------------------------------------------------------------------------
                        Russell Mid Cap      Mid Cap Growth
Date                        Growth             Portfolio
5/1/96                      10,000                 10,000
1/1/97                      10,993                9,993.7
12/31/97                    12,959              11,979.95

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Omnicare, Inc.                               5.9%                3.5%
Paychex, Inc.                                5.9%                2.1%
J.D. Wetherspoon pic                         5.1%                5.3%
PizzaExpress pic                             4.2%                5.1%
Clear Channel Communication Inc.             4.1%                3.1%
Appollo Group, Inc.                          4.0%                2.4%
Fastenal Co.                                 3.9%                8.3%
Aes Corp.                                    3.2%                N/A
Petco Animal Supplies                        2.6%                5.1%
Cadence Design Systems, Inc.                 2.6%                N/A


Average Annual Total Returns*
--------------------------------------------------------------------------------
                             Mid Cap         Russell Mid Cap      MorningStar
                        Growth Portfolio      Growth Index        Peer Group+
                        ----------------      ------------        -----------
 1 Year                      16.66%              23.10%              16.04%
 Since Inception             11.42               16.83                N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Lodging and Restaurants                     11.6%                8.7%
Retail                                      10.5%               19.2%
Business Services                           10.4%                5.6%
Media                                       10.1%                6.8%
Health Products and Services                 8.6%                9.2%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so the shares, when redeemed, may be worth more or less than their original cost.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in you product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                         INCEPTION: MAY 1, 1994
--------------------------------------------------------------------------------
 SPECIAL OPPORTUNITIES PORTFOLIO
 JOHN HANCOCK ADVISERS, INC.                                    MANAGEMENT TEAM
--------------------------------------------------------------------------------
 The macroeconomic factors driving our investment strategy, stable economic growth with low inflation and low interest rates, were present throughout the last half of 1997. The portfolio underperformed its benchmark, returning 10.29% versus 10.86% for the Russell Mid Cap Growth Index.
 We maintained our overweight in the financial sector, and were rewarded by handsome returns. Several of our financial companies produced excellent returns as they continued to produce strong earnings growth. The mid-sized financials we focus on attracted positive attention as they were insulated from the tumult in Asia. With worries about the health of the domestic economy, we sought out the inherently stable earnings growth of the consumer staples companies, which will be able to produce above-average earnings growth through any economic cycle.
 Several factors emerged during the period which caused us to decrease our exposure to the energy sector. Lower projected Asian demand for energy products led to falling energy prices. As a result, major international energy corporations decreased their future capital expenditure budgets. The earnings outlook for the energy companies in our portfolio became uncertain as they provide services to these major energy producers. We also moved quickly to sell many technology firms whose sales rely heavily on Asian demand. As those country's currencies are devalued, the U.S. dollar value of those sales are reduced, negatively impacting earnings.
 We believe we are well positioned to take full advantage of the favorable economic conditions which will persist for the foreseeable future. The portfolio will consist mostly of companies whose ability to generate above-average earnings growth is resistant to economic shocks.

----------------------------------------
       Historical Portfolio Return
                                        Value on 12/31/97:
$10,000                                 ------------------
investment made 5/1/94                  $18,432  Special Opportunities Portfolio
(Portfolio Inception Date)              $19,610  Russell Mid Cap Growth Index

            [GRAPH APPEARS HERE]

----------------------------------------
                        Russell Mid Cap   Special Opportunities
Date                     Growth Index           Portfolio
May 1994                    10,000                  10,000
Dec 1995                    13,560               13,672.48
Dec 1996                    15,930               17,819.82
Dec 1997                    19,610               18,432.25

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Sulza Food Corp.                             3.6%                N/A
Quaker Oates Co.                             3.3%                0.9%
C.B.S. Corp                                  3.3%                N/A
Teleport Communications Group Inc.           3.2%                N/A
CVS Corp.                                    3.0%                2.4%
CMAC Investment Corp.                        3.0%                N/A
Dole Food Co.                                3.0%                N/A
EMC Corp                                     3.0%                N/A
T. Rowe Price Associates                     2.8%                N/A
U.S. Bancorp                                 2.8%                N/A

Average Annual Total Returns*
--------------------------------------------------------------------------------
                   Special Opportunities   Russell Mid Cap   MorningStar
                         Portfolio          Growth Index     Peer Group+
                   ---------------------   ---------------   -----------
1 Year                       3.44%             23.10%           16.04%
Since Inception             18.20              20.16             N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Retail                                      14.6%                7.6%
Food, Beverage and Tobacco                  14.0%                8.8%
Banks and Finance                           10.1%               12.4%
Insurance                                    9.1%               10.8%
Media                                        8.0%                N/A

* Total returns are for the period ended December 31, 1997, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Sector investing entail special risks as discussed in the prospectus.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                        INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 SMALL CAP VALUE PORTFOLIO
 INVESCO MANAGEMENT & RESEARCH                                    BOB SLOTPOLE
--------------------------------------------------------------------------------

 The U.S. economic recovery is completing its seventh year of sustained growth, an elderly run by historic standards, and is showing few signs of ending. In fact, the current environment is very favorable. Employment growth is strong, with unemployment at a 24 year low, interest rates and inflation are low and declining, and inventories are well controlled.
 Even major economic turbulence in Asia in the fourth quarter could not derail the bull market in equities. Large cap stocks struggled in October, but recovered toward year end, with the Standard & Poor's 500 returning 33.4% for the year. The near perfect investment environment of low interest rates, declining inflation, strong profitability, and a strong U.S. competitive position all fueled the third year of exceptional gains. Small stocks and real estate also had strong returns, but lagged well behind those of large cap stocks. The Asian crisis seemed to promote a flight to the perceived higher quality of the largest U.S. companies. International stocks were a "tale of two regions," with European stocks doing quite well while Asian stocks were plummeting, leaving the EAFE Index with a 2.1% return for the year. The John Hancock Small Cap Value Portfolio advanced 25.57% for the year. This compares favorably with the 22.36% rise of the Russell 2000 Index. We are content to own companies in which management owns a significant stake, the use of debt reflects the riskiness of the business, and where management has a clearly articulated business strategy. In this way, we hope to deliver consistency as well as the above average returns that smaller companies have historically generated.

---------------------------------------------
       Historical Portfolio Return
                                            Value on 12/31/97:
$10,000                                     ------------------
investment made 5/1/96                      $13,855  Small Cap Value Portfolio
(Portfolio Inception Date)                  $12,874  Russell 2000 Index

            [GRAPH APPEARS HERE]

---------------------------------------------

                                             Small Cap Value
Date                    Russell 2000            Portfolio
5/1/96                      10,000                 10,000
1/1/97                      10,732              11,114.52
12/31/97                    12,874              13,855.26


Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Magna Group, Inc.                            1.6%                1.1%
Spring Industries, Inc.                      1.5%                0.5%
ONBAN Corp, Inc.                             1.5%                0.4%
Trigon Healthcare, Inc                       1.4%                0.3%
Aptar Group, Inc.                            1.4%                0.3%
Bristol Hotel Co.                            1.2%                0.5%
Arvin Industries Inc.                        1.2%                0.8%
Carbiner International, Inc.                 1.1%                N/A
Orion Capital Corp.                          1.1%                0.9%
DIMON, Inc.                                  1.1%                0.2%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                           Small Cap        Russell 2000     MorningStar
                        Value Portfolio         Index        Peer Group+
                        ---------------    ---------------   -----------
1 Year                       25.57%            22.36%           26.19%
Since Inception              21.54             16.37             N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Banks and Finance                           10.1%                8.6%
Health Products and Services                 9.9%               10.9%
Insurance                                    6.4%                5.6%
Retail                                       6.3%                5.4%
Real Estates Investment Trust                5.7%                3.7%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                         INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 SMALL CAP GROWTH PORTFOLIO
 JOHN HANCOCK ADVISERS, INC.                                      BERNICE BEHAR
--------------------------------------------------------------------------------

 For the six months ended December 31, 1997, the Small Cap Growth Portfolio returned 8.14% versus 7.34% for the Russell 2000 Growth Index. Returns reflect vastly different market environments from one quarter to the next. Small cap stocks fueled by a reduction in the capital gains tax rate, a stronger dollar, and cheap valuations outperformed large cap stocks during the third quarter. In the fourth quarter, the market dramatically changed as the turmoil in Southeast Asia unfolded sending investors back to large cap stocks.
 Consumer staples was the best performing sector. Our focus was in the media and supermarket areas. Domestic media companies experienced a good pricing environment and there has been a renewed focus in the market on domestic media plays. In particular, Heftel Broadcasting Corporation, a Spanish language radio broadcasting company, returned 69% as revenues significantly increased. Quality Food Centers, a northwest based retail supermarket chain, returned 79% as it was acquired by Fred Meyer.
 Technology detracted from our performance. The collapse of Asian stock markets and the Asian currency crisis severely impacted semiconductor stocks. We selectively eliminated our exposure to semiconductor companies, like Zoran Corporation, whose earnings suffered from increased R&D expenditures. While the Asian crisis adversely impacted the majority of technology stocks, we held several positive performers like Aspect Development, a maker of client server-based enterprise software, which gained 104%.
 Historically, small company stock prices peak when they sell for roughly twice that of large companies. Currently, small company stocks are selling at roughly
1.2 times. In our view, this suggests small cap growth companies have compelling valuations which investors will soon recognize.

----------------------------------------
       Historical Portfolio Return
                                        Value on 12/31/97:
$10,000                                 ------------------
investment made 5/1/96                  $11,370  Small Cap Growth Portfolio
(Portfolio Inception Date)              $11,037  Russell 2000 Growth Index

            [GRAPH APPEARS HERE]

----------------------------------------
                         Russell 2000       Small Cap Growth
Date                     Growth Index           Portfolio
May 1, 1996                 10,000               10,000
Jan 1, 1997                 10,016               10,302.13
Dec 1997                    11,037               11,369.73

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Network Appliance, Inc.                      1.4%                0.8
Heftel Broadcasting Corp                     1.1%                0.9%
Quality Food Centers, Inc                    1.0%                1.0%
Lamar Advertising Co.                        1.0%                N/A
Linens 'N Things, Inc.                       0.9%                0.9%
Abacus Direct Corp.                          0.9%                N/A
Newpark Resources, Inc.                      0.9%                1.2%
On Assignment, Inc.                          0.9%                0.8%
Suiza Foods Corp.                            0.9%                N/A
Medallion Financial Corp.                    0.8%                0.8%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                          Small Cap         Russell 2000     MorningStar
                       Growth Portfolio     Growth Index     Peer Group+
                       ----------------     ------------     -----------
1 Year                      14.26%             12.95%           13.97%
Since Inception              7.98               6.10             N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Health Products and Services                12.3%                8.4%
Retail                                       9.2%                9.8%
Computer Software and Services               8.7%               13.5%
Miscellaneous                                6.5%                4.8%
Business Services                            5.4%                3.9%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                        INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 INTERNATIONAL BALANCED PORTFOLIO
 BRINSON PARTNERS, INC.                                        MANAGEMENT TEAM
--------------------------------------------------------------------------------

 Over 1997, international equity markets returned 16.12% on a dollar-hedged basis. The performance varied widely as European markets gained 39.70%, while the Pacific region declined 12.90% in dollar-hedged terms. Over this same time frame, international bonds rose 11.07% in dollar-hedged terms. Most major currencies declined relative to the U.S. dollar. The exception was the Hong Kong dollar that registered a roughly flat return for the year.
 Europe's strength reflected an environment of benign inflation, low interest rates, improving growth and ongoing company restructuring. With respect to Southeast Asia, many excesses are now coming to light in the respective countries as the devaluation of the Thai baht on July 2 catalyzed a keener investigation of monetary policies and weaknesses in the corporate sector. These economies will be helped by acceptance of badly needed reforms required by the International Monetary Fund (IMF), but the austerity required to reestablish balance will be long and fairly painful. The level of bad loans in these countries is severe, as the cost of repaying foreign borrowings has become substantially more onerous after the devaluations.
 In the International Balanced Portfolio, we continue to emphasize the more reasonably priced international bond markets relative to the expensive international equity markets. The Portfolio continues to hold no strategic cash. Within equities, we have established modest overweight positions in Malaysia and Singapore where there are opportunities for substantial returns. Conversely, in recognition of a number of vulnerabilities in the Japanese economy, we maintain a significant underweight position. We continue to emphasize New Zealand and Australia, and within Europe, Belgium, Italy and the U.K. Among international bonds, the portfolio continues to have no exposure to the unattractive Japanese bond market. We continue to emphasize bond investments within Denmark, Germany, Australia, the Netherlands, Spain, and the U.K.
 The Portfolio's currency strategies include a small underweight position in the Japanese yen and Hong Kong dollar. The Portfolio maintains a small underweight in the British pound sterling, while the core European currencies remain at a neutral weight. These underweights are offset by a small U.S. dollar overweight.

---------------------------------------------
       Historical Portfolio Return
                                            Value on 12/31/97:
$10,000                                     ------------------
investment made 5/1/96                      $10,955  International Balanced
(Portfolio Inception Date)                           Portfolio
                                            $10,287  International Balanced
                                                     Composite Index (A)

            [GRAPH APPEARS HERE]

---------------------------------------------
                    International Balanced    International
Date                  Composite Index (A)   Balanced Portfolio
5/1/96                      10,000                 10,000
1/1/97                       9,927              10,508.77
12/31/97                    10,287              10,955.08


Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Federal Republic of Germany                 10.8%               10.2%
United Kingdom                               7.5%                4.8%
Kingdom of Denmark                           5.1%                5.0%
Government of Canada                         5.1%                6.3%
Government of Netherlands                    4.1%                6.1%
Government of Spain                          3.1%                3.5%
Republic of Italy                            2.5%                3.5%
Government of France                         1.7%                2.7%
Queensland Treasury                          1.7%                2.7%
Commonwealth of Australia                    1.6%                N/A

Average Annual Total Returns*
--------------------------------------------------------------------------------
                                            International
                        International          Balanced        MorningStar
                      Balanced Portfolio   Composite Index (A)  Peer Group+
                      ------------------   ------------------- -----------
1 Year                      2.65%                0.09%            4.64%
Since Inception             5.61                 1.71             N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Foreign Governments                         44.4%               43.4%
Banks and Finance                            7.7%                7.3%
Diversified Operations                       4.1%                3.4%
Health Products and Services                 4.1%                3.7%
Food, Beverage and Tobacco                   3.8%                3.9%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

    The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

(A) International Balanced Composite Index: 65% Morgan Stanley Capital International World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index excluding US Taxes.

    There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                         INCEPTION: MAY 2, 1988
--------------------------------------------------------------------------------
 INTERNATIONAL EQUITIES PORTFOLIO
 JOHN HANCOCK ADVISERS, INC.                                   MIREN ETCHEVERRY
--------------------------------------------------------------------------------

 For the six months ended December 31, 1997, the International Equities Portfolio returned (14.58)% versus (8.48)% for the MSCI EAFE Index. The period was characterized by increased volatility and greater disparity of returns between developed and emerging markets mainly due to the turbulence in Southeast Asia. A contagion effect rippled through other emerging markets, particularly in Latin America.
 We increased our exposure to Europe. While the turmoil in Southeast Asia had an effect on European companies doing business there, the overall fundamentals in European markets remain strong: moderate growth combined with low inflation. European companies are just beginning to restructure. Merger and acquisition activity increased as the effects of deregulation took hold.
 We reduced our exposure to Southeast Asia as the regions woes were deeper than anticipated. Driven by excessive investment, high domestic savings rates and leverage from foreign capital, Southeast Asia's capital stock was overbuilt resulting in a severely weakened financial sector, an external imbalance, and a currency crisis. We expect relatively high interest rates and an economic slowdown.
 We remain overweight in Latin America. While the Asian crisis is rooted in fundamentals, the situation in Latin America, particularly Brazil, is a direct result of emotions and in many cases panic. While there is some uncertainty about Brazil, it is at the beginning of a liberalization process creating a market worth tens of billions of dollars over the next few years. The World Bank identifies it as one of the fastest growing emerging markets. In Brazil, as is the case for the rest of Latin America, economic growth and outlook is more closely related to the United States and Europe.

----------------------------------------
       Historical Portfolio Return
                                       Value on 12/31/97:
$10,000                                ------------------
investment made 5/2/88                 $18,674  International Equities Portfolio
(Portfolio Inception Date)             $16,131  MSCI EAFE Index

            [GRAPH APPEARS HERE]

----------------------------------------
                           MSCI EAFE      International Equities
Date                         Index              Portfolio
May 2, 1988                 10,000                  10,000
1990                         9,199               11,021.53
1992                         9,223               13,263.83
1994                        13,236               16,830.42
1996                        16,008               19,612.01
Dec 31, 1997                16,131               18,673.52

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Allied Irish Banks PLC                       6.3%                N/A
Novartis AG                                  5.3%                2.1%
Panamerican Beverages                        4.0%                4.0
Normandy Mining Ltd.                         3.9%                N/A
Bayensche Motoren Weke AG                    3.8%                N/A
Centrals Electricas Brasileiras SA           3.7%                3.6%
Toronto Dominium Bank Ontario                3.3%                N/A
Carrefour                                    3.2%                N/A
EMAP                                         3.2%                1.6%
Sony Corp                                    3.1%                2.9%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                       International         MSCI EAFE       MorningStar
                     Equities Portolio         Index         Peer Group+
                     -----------------       ---------       -----------
1 Year                      -5.03%              2.06%           13.80%
5 Years                      6.79              11.71             5.90
Since Inception              6.67               5.07             N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Banks and Finance                           21.3%                4.6%
Telecommunications                           7.9%               10.5%
Retail                                       7.0%                4.0%
Insurance                                    6.6%                N/A
Media                                        6.2%                4.8%

* Total returns are for the period ended December 31, 1997, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

  There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                         INCEPTION: MAY 1, 1996
--------------------------------------------------------------------------------
 INTERNATIONAL OPPORTUNITIES PORTFOLIO
 ROWE PRICE-FLEMING INTERNATIONAL, INC.                             MARTIN WADE
--------------------------------------------------------------------------------

 In 1997, the total return for the International Opportunities Portfolio was 1.95%, which was roughly even with the 2.06% return for the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australia, Far East Index.
 Performance in Asian markets was very poor, with even the Japan's Nikkei falling back to its bear-market lows. In Latin America, markets rose sharply despite their Asia-induced stumble towards year end. The dollar had a strong year--gaining some ground against the yen and even more against European currencies, which hampered returns for the Portfolio.
 Country allocation relative to the benchmark index was positive over the year. Under-weighting Japan and over-weighting Latin America added value, although this value-added was eroded by an underweight position in the U.K. and an overweight position in the first half of the year in some smaller Asian markets.
 International markets behaved in divergent fashion in 1997 with Europe and Latin America areas of strength while Asia has been very poor indeed. Looking forward, the outlook remains reasonable for European markets with corporate profits growth likely to be strong supported by good economic growth and further restructuring.
 We expect that 1998 performance is likely to be driven by the European and Latin American equity markets, with Asia remaining fragile. While there may be some bounces in markets, which have fallen a long way already, we believe it is a time to be particularly selective when looking at stocks traded in Asia.

----------------------------------------
       Historical Portfolio Return
                                        Value on 12/31/97:
$10,000                                 ------------------
investment made 5/1/96                  $10,880  Internal Opportunities
(Portfolio Inception Date)                       Portfolio
                                        $10,242  MSCI EAFE Index

            [GRAPH APPEARS HERE]

----------------------------------------
                           MSCI EAFE    International Opportunities
Date                         Index              Portfolio
May 1, 1996                 10,000                  10,000
Jan 1, 1997                  9,687               10,544.32
Dec 1997                    10,242               10,880.04

Top Ten Holdings (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

National Westminster Bank                    2.7%                1.8%
Royal Dutch Petroleum Co.                    2.6%                2.5%
Novartis AG                                  2.4%                1.9%
SmithKline Beecham plc                       1.9%                2.1%
Wolters Kluwer NV                            1.8%                1.7%
Guinness plc                                 1.7%                0.7%
Telecomunicacoes Brasiteiras S/A-
  Telebras-A                                 1.6%                2.5%
Reed International plc                       1.5%                1.3%
Nestle SA                                    1.5%                1.0%
Compagaine Generale des Eaux                 1.5%                1.3%

Average Annual Total Returns*
--------------------------------------------------------------------------------
                    Intl. Opportunities      MSCI EAFE       MorningStar
                         Portfolio             Index         Peer Group+
                    -------------------      ---------       -----------
1 Year                       1.95%              2.06%            5.90%
Since Inception              5.18               1.45             N/A


Top Five Industries (as of December 31, 1997)
--------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments      % of investments

Banks and Finance                           14.0%                9.7%
Health Products and Services                10.6%               10.6%
Oils and Natural Gas Exploration
  and Production                             7.8%                6.6%
Diversified Operations                       7.2%                8.0%
Retail                                       6.8%                7.3%

* Total returns are for the period ended December 31, 1997. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with interntional investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

  The performance of the portfolio on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/97. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

--------------------------------------------------------------------------------
 PORTFOLIO BENCHMARKS
--------------------------------------------------------------------------------

STANDARD & POOR'S 500 INDEX: Covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues.

RUSSELL 1000 GROWTH INDEX: Contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 1000 Value Index.

RUSSELL 1000 VALUE INDEX: Contains those Russell 1000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Russell 1000 Growth Index.

RUSSELL MIDCAP GROWTH INDEX: Consists of the smallest 800 securities in the Russell 1000 Growth Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Midcap Growth Index contains securities with a greater-than-average growth orientation.

RUSSELL MIDCAP VALUE INDEX: Consists of the smallest 800 securities in the Russell Value 1000 Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 total market capitalization. The Russell Midcap Value Index contains securities with a less-than-average growth orientation.

RUSSELL 2000 GROWTH INDEX: Contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Russell 2000 Value Index.

RUSSELL 2000 INDEX: Consists of the smallest 2,000 in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization

WILSHIRE REAL ESTATE SECURITIES INDEX: A market-capitalization weighted index which measures the performance of more than 85 real estate securities. The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX: Composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's.) Issues must have at least one year to maturity.

LEHMAN BROTHERS AGGREGATE BOND INDEX: Composed of securities from the Lehman Brothers Government/ Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

MERRILL LYNCH 1-5 YEAR U.S. GOVERNMENT BOND INDEX: A capitalization-weighted index calculated on a total return basis with dividends reinvested.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX: An arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following countries in Europe, Australia, and the Far East: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

JP MORGAN NON-US GOVERNMENT BOND INDEX: A total return, market capitalization weighted index, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX EXCLUDING THE UNITED
STATES: An arithmetic, market value-weighted average of the performance of more than 1000 securities listed on the stock exchanges of the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

SALOMON BROTHERS NON-US GOVERNMENT BOND INDEX: A market capitalization weighted index consisting of the government bond markets of the following countries:
Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

--------------------------------------------------------------------------------
 MORNINGSTAR UNIVERSE -- PEER GROUPS (AS OF 12/31/97)
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO: Consistent with the Portfolio's objective, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Money Market objective.

SHORT TERM U.S. GOVERNMENT BOND PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Government Bond investment objective, combined with a High
Quality / Short maturity fixed income investment style.

SOVEREIGN BOND PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products with the Morningstar variable universe that have a Corporate Bond investment objective.

STRATEGIC BOND PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that a Corporate Bond investment objective and an average total return universe that has an International Bond investment objective. The peer group average annual total return is constructed using a 75% weighting of the average annual return of the Corporate Bond universe and a 25% weighting of the average annual return of the International Bond universe.

MANAGED PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Balanced investment objective, combined with a Large Blend equity investment style and a High Quality / Intermediate maturity fixed income investment style.

GROWTH & INCOME PORTFOLIO AND EQUITY INDEX PORTFOLIO: Consistent with the Portfolios' equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Large Blend equity investment style.

LARGE CAP VALUE PORTFOLIO: Consistent with the Portfolio's equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Large Value equity investment style.

LARGE CAP GROWTH PORTFOLIO: Consistent with the Large Cap Growth Portfolio's equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Large Growth equity investment style as of 6/30/97. This Large Growth peer group annual average is used for the period May, 1996 to June, 1997 and is linked to a Large Blend peer group annual average for longer periods to reflect a change in strategy/style from Large Cap Blend to a Large Cap Growth in May, 1996.

MID CAP VALUE PORTFOLIO: Consistent with the Mid Cap Value Portfolio's equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Mid Value equity investment style.

MID CAP GROWTH PORTFOLIO AND SPECIAL OPPORTUNITIES PORTFOLIO: Consistent with the Mid Cap Growth Portfolios' equity investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Mid Growth equity investment style.

SMALL CAP VALUE PORTFOLIO: Consistent with the Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Small Value equity investment style.

SMALL CAP GROWTH PORTFOLIO: Consistent with the Small Cap Growth Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Small Growth equity investment style.

INTERNATIONAL BALANCED PORTFOLIO: Consistent with the International Balanced Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Foreign Stock investment objective and an average total return universe that has an International Bond investment objective as of 6/30/97. The peer group average annual total return is constructed using a 65% weighting of the average annual return of the Foreign Stock universe and a 35% weighting of the average annual return of the International Bond universe.

INTERNATIONAL EQUITIES PORTFOLIO AND INTERNATIONAL OPPORTUNITIES
PORTFOLIO: Consistent with the International Equities Portfolio's investment style, this peer group represents an average annual total return for all variable annuity and life products within the Morningstar variable universe that have a Foreign Stock investment objective, combined with a Large Blend equity investment style.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
(000's Omitted)

                              Large Cap  Sovereign International Small Cap International Mid Cap  Large Cap  Money   Mid Cap
                               Growth      Bond      Equities     Growth     Balanced    Growth     Value    Market   Value
                              ---------  --------- ------------- --------- ------------- -------  --------- -------- -------
ASSETS
Long Term Investments at
cost......................    $597,368   $738,165    $140,720     $40,147     $24,296    $32,059   $58,211           $54,486
Net unrealized
appreciation of
investments...............     151,894     24,143       3,207       6,667         381      6,254     9,073             3,240
Short-Term Investments at
market....................       3,797     48,479       4,449       1,969         299      2,000     5,842  $228,185   6,843
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
 Total Investments........     753,059    810,787     148,376      48,783      24,976     40,313    73,126   228,185  64,569
Cash......................                  1,568       3,276           1         251                              1
Receivable for:
 Investments sold.........                              4,095         141          23        932
 Fund shares sold.........         463        459       1,372         141           2         95       292     1,320     388
 Interest.................                 13,088                                 305                   11
 Dividends................         974                    156          19          23          9       161                28
 Other Assets.............                                 97                      20          1         1
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
 TOTAL ASSETS.............     754,496   $825,902    $157,372     $49,085     $25,600    $41,350   $73,591  $229,506 $64,985
LIABILITIES
Payables for:
 Investments purchased....                 21,967       4,861         310          41      1,041       305
 Net unrealized
 depreciation in forward
 foreign currency
 contracts................                                                        117         42
 Other liabilities........          98        165         152          14          22         32        17        63      12
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
 TOTAL LIABILITIES........          98     22,132       5,013         324         180      1,115       322        63      12
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
NET ASSETS................    $754,398    803,770     152,359      48,761      25,420     40,235    73,269   229,443  64,973
                              ========   ========    ========     =======     =======    =======   =======  ======== =======
Shares of beneficial
interest outstanding......      36,236     80,789      10,024       4,298       2,514      3,374     5,399    22,944   4,686
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
Net asset value per share.    $  20.82   $   9.95    $  15.20     $ 11.34     $ 10.11    $ 11.93   $ 13.57  $  10.00 $ 13.87
                              ========   ========    ========     =======     =======    =======   =======  ======== =======
Composition of net assets:
 Capital Paid in..........     603,554    775,414     148,887      44,869      25,289     34,538    64,194   229,443  62,213
 Accumulated net realized
 gain/(loss) on
 investments..............      (1,050)     3,937         262      (2,774)        119       (503)      (10)             (480)
 Undistributed/(distributions
 in excess of) net
 investment income........                    276                      (1)       (124)       (12)       12
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments..............     151,894     24,143       3,207       6,667         381      6,254     9,073             3,240
 Foreign currency
 translation..............                                  3                    (245)       (42)
                              --------   --------    --------     -------     -------    -------   -------  -------- -------
Net Assets................    $754,398   $803,770    $152,359     $48,761     $25,420    $40,235   $73,269  $229,443 $64,973
                              ========   ========    ========     =======     =======    =======   =======  ======== =======

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                Short-Term
                                 Special    Real Estate  Growth &                  U.S.    Small Cap International  Equity
                              Opportunities   Equity      Income     Managed    Government   Value   Opportunities  Index
                              ------------- ----------- ----------  ----------  ---------- --------- ------------- --------
ASSETS
Long Term
Investments at
cost.............               $179,567     $152,813   $2,057,385  $2,422,183   $48,349    $36,721     $29,097    $ 89,445
Net unrealized
appreciation of
investments......                 14,278       46,244      632,694     345,296        17      2,024         274      11,672
Short-Term
Investments at
market...........                 15,120        4,387       91,446      12,986     2,133      4,248          39         198
                                --------     --------   ----------  ----------   -------    -------     -------    --------
 Total
 Investments.....                208,965      203,444    2,781,525   2,780,465    50,499     42,993      29,410     101,315
Cash.............                                                                                           682          83
Receivable for:
 Investments
 sold............                  7,714                               237,434                              393          29
 Fund shares
 sold............                  1,248          137        2,132         704         2        230         146         434
 Interest........                                                       16,630       673
 Dividends.......                    131          973        3,704       2,372                   46          19         147
 Net unrealized
 appreciation in
 forward foreign
 currency
 contracts.......
 Other Assets....                      5                                     1                               25
                                --------     --------   ----------  ----------   -------    -------     -------    --------
 TOTAL ASSETS....               $218,063     $204,554   $2,787,361  $3,037,606   $51,174    $43,269     $30,675    $102,008
LIABILITIES
Payable for:
 Investments
 purchased.......                  4,381          372        1,032     237,170                                3         617
 Future contracts
 daily variation.                                                                                                         1
 Other
 liabilities.....                     70           51          365         309        54          8          41
                                --------     --------   ----------  ----------   -------    -------     -------    --------
 TOTAL
 LIABILITIES.....                  4,451          423        1,397     237,479        54          8          44         618
                                --------     --------   ----------  ----------   -------    -------     -------    --------
NET ASSETS                       213,612      204,131    2,785,964   2,800,127    51,120     43,261      30,631     101,390
                                ========     ========   ==========  ==========   =======    =======     =======    ========
Shares of
beneficial
interest
outstanding......                 13,884       12,830      167,773     195,139     5,070      3,488       2,882       7,134
                                --------     --------   ----------  ----------   -------    -------     -------    --------
Net asset value
per share........               $  15.39     $  15.91   $    16.61  $    14.35   $ 10.08    $ 12.40     $ 10.63    $  14.21
                                ========     ========   ==========  ==========   =======    =======     =======    ========
Composition of
net assets:
 Capital Paid in.                197,847      156,732    2,152,150   2,455,752    51,161     41,236      30,423      89,871
 Accumulated net
 realized
 gain/(loss) on
 investments.....                  1,487          (15)        (362)       (921)      (66)        (6)         (8)       (153)
 Undistributed/(distributions
 in excess of)
 net investment
 income..........                               1,170        1,482                     8          7         (48)          1
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments.....                 14,278       46,244      632,694     345,296        17      2,024         274      11,672
 Foreign
 currency
 translation.....                                                                                           (10)
 Futures
 contracts.......                                                                                                        (1)
                                --------     --------   ----------  ----------   -------    -------     -------    --------
Net Assets.......               $213,612     $204,131   $2,785,964  $2,800,127   $51,120    $43,261     $30,631    $101,390
                                ========     ========   ==========  ==========   =======    =======     =======    ========
                              Strategic
                                Bond
                              ---------
ASSETS
Long Term
Investments at
cost.............              $25,953
Net unrealized
appreciation of
investments......                  435
Short-Term
Investments at
market...........                  864
                              ---------
 Total
 Investments.....               27,252
Cash.............                  776
Receivable for:
 Investments
 sold............
 Fund shares
 sold............                  202
 Interest........                  305
 Dividends.......
 Net unrealized
 appreciation in
 forward foreign
 currency
 contracts.......                  146
 Other Assets....                    1
                              ---------
 TOTAL ASSETS....              $28,682
LIABILITIES
Payable for:
 Investments
 purchased.......
 Future contracts
 daily variation.
 Other
 liabilities.....                   35
                              ---------
 TOTAL
 LIABILITIES.....                   35
                              ---------
NET ASSETS                      28,647
                              =========
Shares of
beneficial
interest
outstanding......                2,797
                              ---------
Net asset value
per share........              $ 10.24
                              =========
Composition of
net assets:
 Capital Paid in.               28,217
 Accumulated net
 realized
 gain/(loss) on
 investments.....
 Undistributed/(distributions
 in excess of)
 net investment
 income..........                 (124)
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments.....                  435
 Foreign
 currency
 translation.....                  119
 Futures
 contracts.......
                              ---------
Net Assets.......              $28,647
                              =========

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I
Year Ended December 31, 1997
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap Sovereign International Small Cap International Mid Cap  Large Cap  Money  Mid Cap
                              Growth     Bond      Equities     Growth     Balanced    Growth     Value   Market   Value
                             --------- --------- ------------- --------- ------------- -------  --------- ------- -------
INVESTMENT INCOME
 Income
 Interest................... $    525   $56,352    $    230     $   130     $  765     $  136    $   309  $12,734 $  203
 Dividends (Note B).........    7,924                 2,302         112        316         91      1,187             292
                             --------   -------    --------     -------     ------     ------    -------  ------- ------
                                8,449    56,352       2,532         242      1,081        227      1,496   12,734    495
 Expenses
 Investment advisory fee
 (Note C)...................    2,520     1,881         968         251        215        230        329      564    252
 Auditors fees..............       25        29          14          11         11         10         11       16     11
 Custodian fees.............      112       180         199          54        111         86         65       53     41
 Fidelity bond fees.........        1                                 1                     1          1        1
 Legal fees.................        4         4           4           4          4          4          4        4      4
 Printing & mailing fees....      176       211          78          47         47         46         48       92     46
 Trustees fees..............        5         5           5           5          5          5          5        5      5
 Other fees.................                              1                      1          1          1               1
                             --------   -------    --------     -------     ------     ------    -------  ------- ------
                                2,843     2,310       1,269         373        394        383        464      735    360
 Less expenses
 reimbursed/waived (Note
 C).........................                                         38        116         85         25              30
                             --------   -------    --------     -------     ------     ------    -------  ------- ------
                                2,843     2,310       1,269         335        278        298        439      735    330
                             --------   -------    --------     -------     ------     ------    -------  ------- ------
Net Investment
Income/(Loss)...............    5,606    54,042       1,263         (93)       803        (71)     1,057   11,999    165
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss) on
 sales of investments.......   62,455     5,170       6,237      (1,285)       533       (165)     1,866           4,133
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................  101,020    13,744     (15,763)      5,855       (530)     5,635      7,862           2,209
 Foreign currency
 translation................                              3                   (188)       (42)
                             --------   -------    --------     -------     ------     ------    -------  ------- ------
 Net realized and unrealized
 gain/(loss) on investments.  163,475    18,914      (9,523)      4,570       (185)     5,428      9,728           6,342
                             --------   -------    --------     -------     ------     ------    -------  ------- ------
 Net increase/(decrease) in
 net assets resulting from
 operations................. $169,081   $72,956    $ (8,260)    $ 4,477     $  618     $5,357    $10,785  $11,999 $6,507
                             ========   =======    ========     =======     ======     ======    =======  ======= ======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST
Year Ended December 31, 1997
--------------------------------------------------------------------------------
(000's Omitted)

                                                                         Short-Term
                                Special    Real Estate Growth &             U.S.    Small Cap International Equity   Strategic
                             Opportunities   Equity     Income  Managed  Government   Value   Opportunities  Index     Bond
                             ------------- ----------- -------- -------- ---------- --------- ------------- -------  ---------
INVESTMENT INCOME
 Income
 Interest..............        $    650      $   298   $  3,271 $ 94,915   $3,773    $  138       $  81     $    35   $1,290
 Dividends (Note B)....           1,303        9,895     43,249   22,739                266         370       1,020
                               --------      -------   -------- --------   ------    ------       -----     -------   ------
                                  1,953       10,193     46,520  117,654    3,773       404         451       1,055    1,290
 Expenses
 Investment advisory
 fee (Note C)..........           1,565        1,053      6,126    8,515      220       187         235         132      142
 Auditors fees.........              15           14         68       73       12        10          11          11       11
 Custodian fees........              95           55        180      339       48        50          79         147       43
 Fidelity bond fees....               1            1          1        1        1         1           1           1
 Legal fees............               4            3          4        3        3         3           3           3        3
 Printing & mailing
 fees..................              86           80        559      614       55        45          46          49       45
 Trustees fees.........               5            5          5        5        5         6           6           6        6
 Other fees............                            1          1        1        1         1
                               --------      -------   -------- --------   ------    ------       -----     -------   ------
                                  1,771        1,212      6,944    9,551      345       303         381         349      250
 Less expenses
 reimbursed/waived
 (Note C)..............                                                                  58          86         349       60
                               --------      -------   -------- --------   ------    ------       -----     -------   ------
                                  1,771        1,212      6,944    9,551      345       245         295                  190
                               --------      -------   -------- --------   ------    ------       -----     -------   ------
Net Investment Income..             182        8,981     39,576  108,103    3,428       159         156       1,055    1,100
REALIZED AND UNREALIZED
GAIN/(LOSS) ON
INVESTMENTS
 Net realized
 gain/(loss) on sales
 of investments........          23,003        5,143    313,348  157,179      (31)    3,158         268       1,622      373
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments...........         (14,445)      14,800    272,766  179,096      374     1,324        (761)     10,449      169
 Foreign currency
 translation...........                                                                             (10)         (1)     119
                               --------      -------   -------- --------   ------    ------       -----     -------   ------
 Net realized and
 unrealized gain/(loss)
 on investments........           8,558       19,943    586,114  336,275      343     4,482        (503)     12,070      661
                               --------      -------   -------- --------   ------    ------       -----     -------   ------
 Net
 increase/(decrease) in
 net assets resulting
 from operations.......        $  8,740      $28,924   $625,690 $444,378   $3,771    $4,641       $(347)    $13,125   $1,761
                               ========      =======   ======== ========   ======    ======       =====     =======   ======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                                             Small Cap
                          Large Cap Growth           Sovereign Bond        International Equities              Growth
                      ------------------------- ------------------------- ------------------------- ----------------------------
                                                                                                                   Period from
                       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended  May 1, 1996(*)
                      December 31, December 31, December 31, December 31, December 31, December 31, December 31, to December 31,
                          1997         1996         1997         1996         1997         1996         1997          1996
                      ------------ ------------ ------------ ------------ ------------ ------------ ------------ ---------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income/(loss)...       $  5,606     $  6,033     $ 54,042     $ 49,304     $  1,263     $  1,854     $    (93)      $    11
 Net realized
 gain/(loss) on
 sales of
 investments.....         62,455       70,842        5,170        3,975        6,237        1,098       (1,285)       (1,491)
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..        101,020         (979)      13,744      (24,593)     (15,763)       9,402        5,855           811
 Foreign currency
 translation.....                                                                  3           70
                        --------     --------     --------     --------     --------     --------     --------       -------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......        169,081       75,896       72,956       28,686       (8,260)      12,424        4,477          (669)
Distributions to
Shareholders
From:
 Net investment
 income..........         (5,606)      (6,033)     (54,042)     (49,304)      (1,251)      (1,831)                       (18)
 Realized gain on
 investments.....        (62,455)     (71,587)      (5,170)      (3,975)      (6,315)
 Return of
 capital.........                                                                                          (19)
                        --------     --------     --------     --------     --------     --------     --------       -------
 Decrease in net
 assets resulting
 from
 distributions...        (68,061)     (77,620)     (59,212)     (53,279)      (7,566)      (1,831)         (19)          (18)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....        120,441      104,231       84,388       64,307       37,058       37,327       33,960        27,331
 Distributions
 reinvested......         68,061       77,620       59,212       53,279        7,566        1,831           19            18
 Payment for
 shares redeemed.        (59,269)     (36,258)     (79,685)     (67,191)     (32,192)     (20,801)     (10,309)       (6,029)
                        --------     --------     --------     --------     --------     --------     --------       -------
 Increase from
 trust share
 transactions....        129,233      145,593       63,915       50,395       12,432       18,357       23,670        21,320
                        --------     --------     --------     --------     --------     --------     --------       -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....        230,253      143,869       77,659       25,802       (3,394)      28,950       28,128        20,633
NET ASSETS
 Beginning of
 Year............        524,145      380,276      726,111      700,309      155,753      126,803       20,633
                        --------     --------     --------     --------     --------     --------     --------       -------
 End of Year.....       $754,398     $524,145     $803,770     $726,111     $152,359     $155,753     $ 48,761       $20,633
                        ========     ========     ========     ========     ========     ========     ========       =======
Analysis of Trust
Share
Transactions:
 Sold............          5,923        5,608        8,549        6,571        2,174        2,305        3,175         2,681
 Reinvested......          3,289        4,422        6,020        5,466          489          112            2             2
 Redeemed........         (2,941)      (1,960)      (8,095)      (6,870)      (1,893)      (1,286)        (956)         (606)
                        --------     --------     --------     --------     --------     --------     --------       -------
Net increase in
shares
outstanding......          6,271        8,070        6,474        5,167          770        1,131        2,221         2,077
                        ========     ========     ========     ========     ========     ========     ========       =======
                             International
                                Balanced
                      ----------------------------
                                     Period from
                       Year Ended  May 1, 1996(*)
                      December 31, to December 31,
                          1997          1996
                      ------------ ---------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income/(loss)...       $   803        $   527
 Net realized
 gain/(loss) on
 sales of
 investments.....           533              2
 Change in net
 unrealized
 appreciation/
 (depreciation)
 of investments..          (530)           911
 Foreign currency
 translation.....          (188)            64
                      ------------ ---------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......           618          1,504
Distributions to
Shareholders
From:
 Net investment
 income..........          (793)          (537)
 Realized gain on
 investments.....          (530)           (55)
 Return of
 capital.........           (29)
                      ------------ ---------------
 Decrease in net
 assets resulting
 from
 distributions...        (1,352)          (592)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....         9,111         25,192
 Distributions
 reinvested......         1,352            592
 Payment for
 shares redeemed.        (8,407)        (2,598)
                      ------------ ---------------
 Increase from
 trust share
 transactions....         2,056         23,186
                      ------------ ---------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....         1,322         24,098
NET ASSETS
 Beginning of
 Year............        24,098
                      ------------ ---------------
 End of Year.....       $25,420        $24,098
                      ============ ===============
Analysis of Trust
Share
Transactions:
 Sold............           863          2,515
 Reinvested......           130             59
 Redeemed........          (798)          (255)
                      ------------ ---------------
Net increase in
shares
outstanding......           195          2,319
                      ============ ===============

(*) Commencement of Investment Operations.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                       Mid Cap                     Large Cap
                                        Growth                       Value                   Money Market
                             ---------------------------- ---------------------------- -------------------------
                                            Period from                  Period from
                              Year Ended  May 1, 1996 (*)  Year Ended  May 1, 1996 (*)  Year Ended   Year Ended
                             December 31, to December 31, December 31, to December 31, December 31, December 31,
                                 1997          1996           1997          1996           1997         1996
                             ------------ --------------- ------------ --------------- ------------ ------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income/(loss)...              $   (71)       $    47       $ 1,057        $   199      $  11,999    $  10,365
 Net realized
 gain/(loss) on
 sales of
 investments.....                 (165)          (338)        1,866            209
 Change in net
 unrealized
 appreciation/(depreciation)
 of investments..                5,635            619         7,862          1,211
 Foreign cur-
 rency transla-
 tion............                  (42)            (2)
                               -------        -------       -------        -------      ---------    ---------
 Net increase in
 net assets
 resulting from
 operations......                5,357            326        10,785          1,619         11,999       10,365
Distributions to
Shareholders
From:
 Net investment
 income..........                                 (47)       (1,057)          (199)       (11,999)     (10,365)
 Realized gain on
 investments.....                                            (1,847)          (225)
 Return of
 capital.........                                               (14)
                               -------        -------       -------        -------      ---------    ---------
 Decrease in net
 assets
 resulting from
 distributions...                                 (47)       (2,918)          (424)       (11,999)     (10,365)
 Capital
 Contribution....
Trust Share
Transactions.....
 Proceeds from
 shares sold.....               23,097         17,779        47,942         22,296        183,336      166,173
 Distributions
 reinvested......                                  47         2,918            424         11,999       10,365
 Payment for
 shares redeemed.               (4,711)        (1,613)       (5,239)        (4,134)      (179,127)    (149,212)
                               -------        -------       -------        -------      ---------    ---------
 Increase from
 trust share
 transactions....               18,386         16,213        45,621         18,586         16,208       27,326
                               -------        -------       -------        -------      ---------    ---------
NET INCREASE IN
NET ASSETS.......               23,743         16,492        53,488         19,781         16,208       27,326
NET ASSETS
 Beginning of
 year............               16,492                       19,781                       213,235      185,909
                               -------        -------       -------        -------      ---------    ---------
 End of year.....              $40,235        $16,492       $73,269        $19,781      $ 229,443    $ 213,235
                               =======        =======       =======        =======      =========    =========
Analysis of Trust
Share
Transactions:
 Sold............                2,214          1,763         3,809          2,130         18,333       16,617
 Reinvested......                                   5           220             39          1,200        1,037
 Redeemed........                 (454)          (155)         (414)          (385)       (17,913)     (14,921)
                               -------        -------       -------        -------      ---------    ---------
Net increase in
shares
outstanding......                1,760          1,613         3,615          1,784          1,620        2,733
                               =======        =======       =======        =======      =========    =========
                                       Mid Cap                     Special
                                        Value                   Opportunities
                             ---------------------------- -------------------------
                                            Period from
                              Year Ended  May 1, 1996 (*)  Year Ended   Year Ended
                             December 31, to December 31, December 31, December 31,
                                 1997          1996           1997         1996
                             ------------ --------------- ------------ ------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income/(loss)...              $   165        $    34       $    182     $    212
 Net realized
 gain/(loss) on
 sales of
 investments.....                4,133            197         23,003        6,812
 Change in net
 unrealized
 appreciation/(depreciation)
 of investments..                2,209          1,031        (14,445)      22,836
 Foreign cur-
 rency transla-
 tion............
                             ------------ --------------- ------------ ------------
 Net increase in
 net assets
 resulting from
 operations......                6,507          1,262          8,740       29,860
Distributions to
Shareholders
From:
 Net investment
 income..........                 (165)           (34)          (182)        (177)
 Realized gain on
 investments.....               (4,605)          (205)       (21,000)      (7,290)
 Return of
 capital.........                   (4)
                             ------------ --------------- ------------ ------------
 Decrease in net
 assets
 resulting from
 distributions...               (4,774)          (239)       (21,182)      (7,467)
 Capital
 Contribution....
Trust Share
Transactions.....
 Proceeds from
 shares sold.....               54,265         12,553         59,814      121,171
 Distributions
 reinvested......                4,774            239         21,182        7,467
 Payment for
 shares redeemed.               (6,725)        (2,889)       (49,050)     (11,409)
                             ------------ --------------- ------------ ------------
 Increase from
 trust share
 transactions....               52,314          9,903         31,946      117,229
                             ------------ --------------- ------------ ------------
NET INCREASE IN
NET ASSETS.......               54,047         10,926         19,504      139,622
NET ASSETS
 Beginning of
 year............               10,926                       194,108       54,486
                             ------------ --------------- ------------ ------------
 End of year.....              $64,973        $10,926       $213,612     $194,108
                             ============ =============== ============ ============
Analysis of Trust
Share
Transactions:
 Sold............                3,902          1,215          3,754        7,921
 Reinvested......                  347             21          1,387          452
 Redeemed........                 (526)          (273)        (3,006)        (757)
                             ------------ --------------- ------------ ------------
Net increase in
shares
outstanding......                3,723            963          2,135        7,616
                             ============ =============== ============ ============

(*) Commencement of Investment Operations.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                Real Estate Equity          Growth & Income               Managed
                             ------------------------- ------------------------- -------------------------
                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                             December 31, December 31, December 31, December 31, December 31, December 31,
                                 1997         1996         1997         1996         1997         1996
                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE IN NET
ASSETS
From Operations
 Net investment
 income..........              $  8,981     $  7,277    $   39,576   $   40,433   $  108,103   $   97,874
 Net realized
 gain/(loss) on
 sales of
 investments.....                 5,143          663       313,348      214,384      157,179      190,969
 Change in net
 unrealized
 appreciation/(depreciation)
 of investments..                14,800       28,588       272,766       79,058      179,096      (58,766)
 Foreign
 currency
 translation.....
                               --------     --------    ----------   ----------   ----------   ----------
 Net increase in
 net assets
 resulting from
 operations......                28,924       36,528       625,690      333,875      444,378      230,077
Distributions to
Shareholders
From:
 Net investment
 income..........                (8,255)      (7,277)      (39,576)     (40,433)    (108,103)     (97,874)
 Realized gain on
 investments.....                (5,072)        (274)     (313,348)    (214,837)    (142,668)    (195,066)
 Return of
 capital.........                  (726)                                             (14,546)
                               --------     --------    ----------   ----------   ----------   ----------
 Decrease in net
 assets
 resulting from
 distributions...               (14,053)      (7,551)     (352,924)    (255,270)    (265,317)    (292,940)
Trust Share
Transactions
 Proceeds from
 shares sold.....                46,042       21,037       259,249      221,113      188,049      211,434
 Distributions
 reinvested......                14,053        7,551       352,924      255,270      265,317      292,940
 Payment for
 shares redeemed.               (21,940)     (15,242)     (146,902)    (105,646)    (218,960)    (148,815)
                               --------     --------    ----------   ----------   ----------   ----------
 Increase/(decrease)
 from trust
 share
 transations.....                38,155       13,346       465,271      370,737      234,406      355,559
                               --------     --------    ----------   ----------   ----------   ----------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                53,026       42,323       738,037      449,342      413,467      292,696
NET ASSETS
 Beginning of
 Year............               151,105      108,782     2,047,927    1,598,585    2,386,660    2,093,964
                               --------     --------    ----------   ----------   ----------   ----------
 End of Year.....              $204,131     $151,105    $2,785,964   $2,047,927   $2,800,127   $2,386,660
                               ========     ========    ==========   ==========   ==========   ==========
Analysis of Trust
Share
Transactions:
 Sold............                 3,046        1,675        15,437       14,713       13,184       15,162
 Reinvested......                   905          594        21,287       17,357       18,557       21,665
 Redeemed........                (1,446)      (1,245)       (8,699)      (6,988)     (15,347)     (10,626)
                               --------     --------    ----------   ----------   ----------   ----------
Net
increase/(decrease)
in shares
outstanding......                 2,505        1,024        28,025       25,082       16,394       26,201
                               ========     ========    ==========   ==========   ==========   ==========
                                    Short-Term
                                       U.S.
                                    Government
                             -------------------------
                              Year Ended   Year Ended
                             December 31, December 31,
                                 1997         1996
                             ------------ ------------
INCREASE IN NET
ASSETS
From Operations
 Net investment
 income..........              $  3,428     $  1,653
 Net realized
 gain/(loss) on
 sales of
 investments.....                   (31)           6
 Change in net
 unrealized
 appreciation/(depreciation)
 of investments..                   374         (606)
 Foreign
 currency
 translation.....
                             ------------ ------------
 Net increase in
 net assets
 resulting from
 operations......                 3,771        1,053
Distributions to
Shareholders
From:
 Net investment
 income..........                (3,446)      (1,653)
 Realized gain on
 investments.....                                (11)
 Return of
 capital.........
                             ------------ ------------
 Decrease in net
 assets
 resulting from
 distributions...                (3,446)      (1,664)
Trust Share
Transactions
 Proceeds from
 shares sold.....                26,167       50,935
 Distributions
 reinvested......                 3,446        1,664
 Payment for
 shares redeemed.               (37,494)     (11,223)
                             ------------ ------------
 Increase/(decrease)
 from trust
 share
 transations.....                (7,881)      41,376
                             ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                (7,556)      40,765
NET ASSETS
 Beginning of
 Year............                58,676       17,911
                             ------------ ------------
 End of Year.....              $ 51,120     $ 58,676
                             ============ ============
Analysis of Trust
Share
Transactions:
 Sold............                 2,595        5,041
 Reinvested......                   343          166
 Redeemed........                (3,708)      (1,117)
                             ------------ ------------
Net
increase/(decrease)
in shares
outstanding......                  (770)       4,090
                             ============ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                      Small Cap                  International
                                        Value                    Opportunities                 Equity Index
                             ---------------------------- ---------------------------- ----------------------------
                                            Period from                  Period from                  Period from
                              Year Ended  May 1, 1996 (*)  Year Ended  May 1, 1996 (*)  Year Ended  May 1, 1996 (*)
                             December 31, to December 31, December 31, to December 31, December 31, to December 31,
                                 1997          1996           1997          1996           1997          1996
                             ------------ --------------- ------------ --------------- ------------ ---------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income..........              $   159        $    63       $    156       $    84       $  1,055       $   159
 Net realized
 gain/(loss) on
 sales of
 investments.....                3,158            217            268           (40)         1,622            89
 Change in net
 unrealized
 appreciation/(depreciation)
 of investments..                1,324            700           (761)        1,035         10,449         1,223
 Foreign
 currency
 translation.....                                                (10)                          (1)
                               -------        -------       --------       -------       --------       -------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......                4,641            980           (347)        1,079         13,125         1,471
Distributions to
Shareholders
From:
 Net investment
 income..........                 (159)           (63)          (188)         (103)        (1,055)         (159)
 Realized gain on
 investments.....               (3,158)          (217)          (235)                      (1,534)         (127)
 Return of
 capital.........                                                                            (202)          (84)
                               -------        -------       --------       -------       --------       -------
 Decrease in net
 assets
 resulting from
 distributions...               (3,317)          (280)          (423)         (103)        (2,791)         (370)
 Capital
 Contribution....                                                                             250            84
Trust Share
Transactions
 Proceeds from
 shares sold.....               33,708         13,755         29,765        22,695         86,808        17,391
 Distributions
 reinvested......                3,317            280            423           103          2,791           370
 Payment for
 shares redeemed.               (5,629)        (4,194)       (16,685)       (5,876)       (13,443)       (4,296)
                               -------        -------       --------       -------       --------       -------
 Increase from
 trust share
 transactions....               31,396          9,841         13,503        16,922         76,156        13,549
                               -------        -------       --------       -------       --------       -------
NET INCREASE IN
NET ASSETS.......               32,720         10,541         12,733        17,898         86,740        14,650
NET ASSETS
 Beginning of
 Year............               10,541                        17,898                       14,650
                               -------        -------       --------       -------       --------       -------
 End of Year.....              $43,261        $10,541       $ 30,631       $17,898       $101,390       $14,650
                               =======        =======       ========       =======       ========       =======
Analysis of Trust
Share
Transactions:
 Sold............                2,708          1,357          2,704         2,253          6,622         1,681
 Reinvested......                  269             26             39            10            201            34
 Redeemed........                 (471)          (401)        (1,550)         (574)        (1,009)         (395)
                               -------        -------       --------       -------       --------       -------
Net increase in
shares
outstanding......                2,506            982          1,193         1,689          5,814         1,320
                               =======        =======       ========       =======       ========       =======
                                      Strategic
                                         Bond
                             ----------------------------
                                            Period from
                              Year Ended  May 1, 1996 (*)
                             December 31, to December 31,
                                 1997          1996
                             ------------ ---------------
INCREASE
(DECREASE) IN NET
ASSETS
From Operations
 Net investment
 income..........              $ 1,100        $   529
 Net realized
 gain/(loss) on
 sales of
 investments.....                  373            148
 Change in net
 unrealized
 appreciation/(depreciation)
 of investments..                  169            268
 Foreign
 currency
 translation.....                  119             (2)
                             ------------ ---------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......                1,761            941
Distributions to
Shareholders
From:
 Net investment
 income..........               (1,222)          (529)
 Realized gain on
 investments.....                 (373)          (150)
 Return of
 capital.........                  (94)
                             ------------ ---------------
 Decrease in net
 assets
 resulting from
 distributions...               (1,689)          (679)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....               21,531         19,757
 Distributions
 reinvested......                1,689            679
 Payment for
 shares redeemed.               (7,552)        (7,791)
                             ------------ ---------------
 Increase from
 trust share
 transactions....               15,668         12,645
                             ------------ ---------------
NET INCREASE IN
NET ASSETS.......               15,740         12,907
NET ASSETS
 Beginning of
 Year............               12,907
                             ------------ ---------------
 End of Year.....              $28,647        $12,907
                             ============ ===============
Analysis of Trust
Share
Transactions:
 Sold............                2,099          1,963
 Reinvested......                  165             67
 Redeemed........                 (738)          (759)
                             ------------ ---------------
Net increase in
shares
outstanding......                1,526          1,271
                             ============ ===============

(*) Commencement of Investment Operations.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                      Income from Investment Operations                       Less Distributions
                                  ------------------------------------------ -----------------------------------------------------
                                                  Net Realized
                        Net Asset                      and          Total    Distribution Distribution Distributions
                        Value at       Net         Unrealized        From      From Net     From Net       From
                        Beginning  Investment      Gain(Loss)     Investment  Investment    Gains on     Return of       Total
                        of Period Income/(Loss) on Investments(a) Operations    Income    Investments     Capital    Distributions
                        --------- ------------- ----------------- ---------- ------------ ------------ ------------- -------------
Large Cap Growth
 Year Ended
 December 31,
 1997............        $17.49       $0.17           $5.21         $ 5.38      $(0.17)      $(1.88)       $ --         $(2.05)
 1996............         17.37        0.25            2.89           3.14      $(0.25)       (2.77)         --          (3.02)
 1995............         14.41        0.44            4.06           4.50       (0.44)       (0.84)       (0.26)        (1.54)
 1994............         15.38        0.39           (0.54)         (0.15)      (0.39)       (0.43)         --          (0.82)
 1993............         14.43        0.33            1.64           1.97       (0.33)       (0.69)         --          (1.02)
----------------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Year Ended
 December 31,
 1997............          9.77        0.71            0.24           0.95       (0.71)       (0.06)         --          (0.77)
 1996............         10.13        0.69           (0.31)          0.38       (0.69)       (0.05)         --          (0.74)
 1995............          9.19        0.71            1.03           1.74       (0.71)       (0.09)         --          (0.80)
 1994............         10.14        0.70           (0.95)         (0.25)      (0.70)         --           --          (0.70)
 1993............          9.84        0.73            0.30           1.03       (0.73)         --           --          (0.73)
----------------------------------------------------------------------------------------------------------------------------------
International
Equities
 Year Ended
 December 31,
 1997............         16.83        0.13           (0.97)         (0.84)      (0.13)       (0.66)         --          (0.79)
 1996............         15.61        0.21            1.22           1.43       (0.21)         --           --          (0.21)
 1995............         14.62        0.17            0.99           1.16       (0.16)         --         (0.01)        (0.17)
 1994............         15.85        0.12           (1.10)         (0.98)      (0.12)       (0.13)         --          (0.25)
 1993............         12.25        0.03            3.91           3.94       (0.03)       (0.31)         --          (0.34)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Year Ended
 December 31,
 1997............          9.93       (0.02)           1.44           1.42         --           --         (0.01)        (0.01)
 Period from May
 1, to December
 31, 1996(c).....         10.00        0.01           (0.06)         (0.05)      (0.02)         --           --          (0.02)
----------------------------------------------------------------------------------------------------------------------------------
International Balanced
 Year Ended
 December 31,
 1997............         10.39        0.33           (0.05)          0.28       (0.33)       (0.22)       (0.01)        (0.56)
 Period from May
 1, to December
 31, 1996(c).....         10.00        0.24            0.41           0.65       (0.24)       (0.02)         --          (0.26)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       Ratios/Supplemental Data
                                                            -------------------------------------------------------
                                   Number of                                                 Net
                        Net Asset   Shares                   Net Assets    Operating      Investment
                        Value at  Outstanding   Total       End of Period Expenses to     Income to    Portfolio     Average
                           End      (000's    Investment       (000's       Average        Average     Turnover     Commission
                        of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets     Rate        Rate(t)
                        --------- ----------- ------------- ------------- --------------- ------------ ------------ ----------
Large Cap Growth
 Year Ended
 December 31,
 1997............        $20.82     36,236      30.89 %       $754,398       0.44%           0.86%       83.82%       $0.05
 1996............         17.49     29,965      18.27 %        524,145       0.44%           1.35%      135.98%        0.04
 1995............         17.37     21,895      31.64 %        380,276       0.47%           2.70%       90.18%         --
 1994............         14.41     15,546      (0.98)%        223,957       0.47%           2.69%       80.51%         --
 1993............         15.38      9,833      13.80 %        151,207       0.50%           2.21%       61.53%         --
----------------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Year Ended
 December 31,
 1997............          9.95     80,789      10.11 %        803,770       0.31%           7.18%      138.29%         --
 1996............          9.77     74,315       4.10 %        726,111       0.29%           7.07%      119.12%         --
 1995............         10.13     69,148      19.55 %        700,309       0.30%           7.20%       63.31%         --
 1994............          9.19     63,907      (2.57)%        587,077       0.29%           7.27%       21.80%         --
 1993............         10.14     61,046      10.77 %        619,200       0.28%           7.22%       21.05%         --
----------------------------------------------------------------------------------------------------------------------------------
International
Equities
 Year Ended
 December 31,
 1997............         15.20     10,024      (5.03)%        152,359       0.79%           0.78%       88.13%        0.02
 1996............         16.83      9,254       9.19 %        155,753       0.76%           1.30%       92.03%        0.02
 1995............         15.61      8,123       8.01 %        126,803       0.84%(g)        1.34%       65.82%         --
 1994............         14.62      8,162      (6.26)%        119,331       0.85%(g)        0.85%       78.21%         --
 1993............         15.85      3,574      32.08 %         56,652       0.85%(g)        0.26%       65.57%         --
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Year Ended
 December 31,
 1997............         11.34      4,298      14.26%          48,761       1.00%(k)       (0.28)%      86.23%        0.07
 Period from May
 1, to December
 31, 1996(c).....          9.93      2,077      (0.50)%(e)      20,633       1.00%(d)(k)     0.12%(d)    50.93%(e)     0.07
----------------------------------------------------------------------------------------------------------------------------------
International Balanced
 Year Ended
 December 31,
 1997............         10.11      2,514       2.65 %         25,420       1.10%(l)        3.18%       81.04%        0.03
 Period from May
 1, to December
 31, 1996(c).....         10.39      2,319       6.73 %(e)      24,098       1.10%(d)(l)     3.59%(d)    22.21%(e)     0.02
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                     Income from Investment Operations                       Less Distributions
                                 ------------------------------------------ -----------------------------------------------------
                                                 Net Realized
                       Net Asset                      and          Total    Distribution Distribution Distributions
                       Value at       Net         Unrealized        From      From Net     From Net       From
                       Beginning  Investment      Gain(Loss)     Investment  Investment    Gains on     Return of       Total
                       of Period Income/(Loss) on Investments(a) Operations    Income    Investments     Capital    Distributions
                       --------- ------------- ----------------- ---------- ------------ ------------ ------------- -------------
Mid Cap Growth
 Year Ended
 December 31,
 1997............       $10.22      $(0.02)         $ 1.73         $1.71       $  --        $ --          $ --         $  --
 Period from May
 1, to December
 31, 1996(c).....        10.00        0.05            0.22          0.27        (0.05)        --            --          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Year Ended
 December 31,
 1997............        11.09        0.29            2.84          3.13        (0.29)      (0.36)          --          (0.65)
 Period from May
 1, to December
 31, 1996(c).....        10.00        0.16            1.22          1.38        (0.16)      (0.13)          --          (0.29)
---------------------------------------------------------------------------------------------------------------------------------
Money Market
 Year Ended
 December 31,
 1997............        10.00        0.53             --           0.53        (0.53)        --            --          (0.53)
 1996............        10.00        0.52             --           0.52        (0.52)        --            --          (0.52)
 1995............        10.00        0.57             --           0.57        (0.57)        --            --          (0.57)
 1994............        10.00        0.40             --           0.40        (0.40)        --            --          (0.40)
 1993............        10.00        0.30             --           0.30        (0.30)        --            --          (0.30)
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Year Ended
 December 31,
 1997............        11.35        0.05            3.59          3.64        (0.05)      (1.07)          --          (1.12)
 Period from May
 1, to December
 31, 1996(c).....        10.00        0.04            1.57          1.61        (0.04)      (0.22)          --          (0.26)
---------------------------------------------------------------------------------------------------------------------------------
Special Opportunities
 Year Ended
 December 31,
 1997............        16.52        0.01            0.56          0.57        (0.01)      (1.69)          --          (1.70)
 1996............        13.18        0.02            3.99          4.01        (0.02)      (0.65)          --          (0.67)
 1995............         9.94       (0.01)           3.58          3.57          --        (0.32)        (0.01)        (0.33)
 Period from May
 1, to December
 31, 1994(c).....        10.00        0.11           (0.06)         0.05          --        (0.11)          --          (0.11)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Ratios/Supplemental Data
                                                          -------------------------------------------------------
                                  Number of                                                Net
                       Net Asset   Shares                  Net Assets    Operating      Investment
                       Value at  Outstanding   Total      End of Period Expenses to     Income to    Portfolio     Average
                          End      (000's    Investment      (000's       Average        Average     Turnover     Commission
                       of Period  Omitted)   Return(b)      Omitted)    Net Assets      Net Assets     Rate        Rate(t)
                       --------- ----------- ------------ ------------- --------------- ------------ ------------ ----------
Mid Cap Growth
 Year Ended
 December 31,
 1997............       $11.93      3,374      16.66%        $40,235       1.10%(m)       (0.26)%     124.04%       $0.03
 Period from May
 1, to December
 31, 1996(c).....        10.22      1,613       2.69%(e)      16,492       1.10%(d)(m)     0.92%(d)    71.25%(e)     0.03
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value
 Year Ended
 December 31,
 1997............        13.57      5,399      28.56%         73,269       1.00%(n)        2.42%       19.21%        0.03
 Period from May
 1, to December
 31, 1996(c).....        11.09      1,784      13.90%(e)      19,781       1.00%(d)(n)     2.74%(d)    19.95%(e)     0.03
---------------------------------------------------------------------------------------------------------------------------------
Money Market
 Year Ended
 December 31,
 1997............        10.00     22,944       5.38%        229,443       0.33%           5.32%         --           --
 1996............        10.00     21,324       5.32%        213,235       0.30%           5.20%         --           --
 1995............        10.00     18,591       5.78%        185,909       0.35%           5.62%         --           --
 1994............        10.00     14,867       4.03%        148,668       0.32%           4.05%         --           --
 1993............        10.00     11,618       3.06%        116,190       0.35%           3.01%         --           --
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Year Ended
 December 31,
 1997............        13.87      4,686      32.17%         64,973       1.05%(o)        0.53%       93.78%        0.06
 Period from May
 1, to December
 31, 1996(c).....        11.35        963      16.18%(e)      10,926       1.05%(d)(o)     0.69%(d)    62.99%(e)     0.06
---------------------------------------------------------------------------------------------------------------------------------
Special Opportunities
 Year Ended
 December 31,
 1997............        15.39     13,884       3.44%        213,612       0.85%           0.09%      331.19%        0.07
 1996............        16.52     11,749      30.33%        194,108       0.84%           0.18%      217.84%        0.06
 1995............        13.18      4,133      35.96%         54,486       1.00%(h)       (0.11)%     139.31%         --
 Period from May
 1, to December
 31, 1994(c).....         9.94        722       0.56%(e)       7,181       1.00%(d)(h)     1.51%(d)    26.54%(e)      --
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                     Less Distributions
                             --------------------------------------- -----------------------------------------------------
                                          Net Realized
                   Net Asset                   and          Total    Distribution Distribution Distributions
                   Value at     Net        Unrealized        From      From Net     From Net       From
                   Beginning Investment    Gain(Loss)     Investment  Investment    Gains on     Return of       Total
                   of Period   Income   on Investments(a) Operations    Income    Investments     Capital    Distributions
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
Real Estate
Equity
 Year Ended
 December 31,
 1997............   $14.64     $0.77          $1.68         $2.45       $(0.71)      $(0.41)      $(0.06)       $(1.18)
 1996............    11.70      0.76           2.97          3.73        (0.76)       (0.03)         --          (0.79)
 1995............    11.16      0.77           0.54          1.31        (0.77)         --           --          (0.77)
 1994............    11.52      0.66          (0.34)         0.32        (0.66)       (0.02)         --          (0.68)
 1993............    10.27      0.52           1.26          1.78        (0.52)       (0.01)         --          (0.53)
--------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Year Ended
 December 31,
 1997............    14.65      0.27           4.07          4.34        (0.27)       (2.11)         --          (2.38)
 1996............    13.94      0.34           2.43          2.77        (0.34)       (1.72)         --          (2.06)
 1995............    11.50      0.36           3.53          3.89        (0.36)       (1.09)         --          (1.45)
 1994............    12.39      0.34          (0.41)        (0.07)       (0.34)       (0.48)         --          (0.82)
 1993............    11.99      0.32           1.27          1.59        (0.32)       (0.87)         --          (1.19)
--------------------------------------------------------------------------------------------------------------------------
Managed
 Year Ended
 December 31,
 1997............    13.35      0.59           1.86          2.45        (0.59)       (0.78)       (0.08)        (1.45)
 1996............    13.73      0.61           0.81          1.42        (0.61)       (1.19)         --          (1.80)
 1995............    11.96      0.62           2.56          3.18        (0.62)       (0.79)         --          (1.41)
 1994............    12.81      0.55          (0.83)        (0.28)       (0.55)       (0.02)         --          (0.57)
 1993............    12.41      0.52           0.90          1.42        (0.52)       (0.50)         --          (1.02)
--------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Government
 Year Ended
 December 31,
 1997............    10.05      0.59           0.03          0.62        (0.59)         --           --          (0.59)
 1996............    10.23      0.54          (0.18)         0.36        (0.54)         --           --          (0.54)
 1995............     9.66      0.50           0.59          1.09        (0.50)       (0.02)         -- (f)      (0.52)
 Period from May
 1, to December
 31, 1994(c).....    10.00      0.37          (0.34)         0.03        (0.37)         --           --          (0.37)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Year Ended
 December 31,
 1997............    10.73      0.08           2.66          2.74        (0.08)       (0.99)         --          (1.07)
 Period from May
 1, to December
 31, 1996(c).....    10.00      0.07           0.96          1.03        (0.07)       (0.23)         --          (0.30)
--------------------------------------------------------------------------------------------------------------------------
                                                                  Ratios/Supplemental Data
                                                       -------------------------------------------------------
                              Number of                                                 Net
                   Net Asset   Shares                   Net Assets    Operating      Investment
                   Value at  Outstanding   Total       End of Period Expenses to     Income to    Portfolio     Average
                      End      (000's    Investment       (000's       Average        Average     Turnover     Commission
                   of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets     Rate        Rate(t)
                   --------- ----------- ------------- ------------- --------------- ------------ ------------ ----------
Real Estate
Equity
 Year Ended
 December 31,
 1997............   $15.91      12,830     17.22%        $ 204,131      0.69%           5.12%       20.04%       $0.05
 1996............    14.64      10,325     33.07%          151,105      0.69%           6.14%       18.37%        0.04
 1995............    11.70       9,301     12.31%          108,782      0.73%           6.85%       19.81%         --
 1994............    11.16      10,178      2.86%          113,545      0.71%           5.94%       22.36%         --
 1993............    11.52       7,061     17.29%           81,306      0.83%           4.80%        9.79%         --
--------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Year Ended
 December 31,
 1997............    16.61     167,773     29.79%        2,785,964      0.28%           1.61%       74.56%        0.05
 1996............    14.65     139,748     20.10%        2,047,927      0.27%           2.24%       81.02%        0.04
 1995............    13.94     114,666     34.21%        1,598,585      0.28%           2.70%       73.54%         --
 1994............    11.50      97,361     (0.56%)       1,119,864      0.27%           2.80%       64.12%         --
 1993............    12.39      84,788     13.33%        1,050,349      0.28%           2.56%       70.27%         --
--------------------------------------------------------------------------------------------------------------------------
Managed
 Year Ended
 December 31,
 1997............    14.35     195,139     18.72%        2,800,127      0.37%           4.18%      200.41%        0.05
 1996............    13.35     178,745     10.72%        2,386,660      0.36%           4.41%      113.61%        0.06
 1995............    13.73     152,544     27.09%        2,093,964      0.38%           4.66%      187.67%         --
 1994............    11.96     134,588     (2.23%)       1,609,939      0.37%           4.50%       90.41%         --
 1993............    12.81     116,985     11.60%        1,498,876      0.38%           4.07%       63.74%         --
--------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Government
 Year Ended
 December 31,
 1997............    10.08       5,070      6.41%           51,120      0.57%           5.67%      108.29%         --
 1996............    10.05       5,840      3.61%           58,676      0.75%(j)        5.66%       20.68%         --
 1995............    10.23       1,750     11.49%           17,911      0.75%(j)        5.52%      109.77%         --
 Period from May
 1, to December
 31, 1994(c).....     9.66         178      0.33%(e)         1,718      0.75%(d)(j)     5.82%(d)    11.22%(e)      --
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Year Ended
 December 31,
 1997............    12.40       3,488     25.57%           43,261      1.05%(p)        0.68%      126.10%        0.06
 Period from May
 1, to December
 31, 1996(c).....    10.73         982     10.33% (e)       10,541      1.05%(d)(p)     1.15% (d)   66.31%(e)     0.06
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                               Income from Investment Operations                     Less Distributions
                            --------------------------------------- -----------------------------------------------------
                                         Net Realized
                  Net Asset                   and          Total    Distribution Distribution Distributions
                  Value at     Net        Unrealized        From      From Net     From Net       From
                  Beginning Investment    Gain(Loss)     Investment  Investment    Gains on     Return of       Total
                  of Period   Income   on Investments(a) Operations    Income    Investments     Capital    Distributions
                  --------- ---------- ----------------- ---------- ------------ ------------ ------------- -------------
International Opportunities
 Year Ended
 December 31,
 1997............  $10.60     $0.10          $0.11         $0.21       $(0.10)      $(0.08)      $  --         $(0.18)
 Period from May
 1, to December
 31, 1996(c).....   10.00      0.07           0.60          0.67        (0.07)         --           --          (0.07)
-------------------------------------------------------------------------------------------------------------------------
Equity Index
 Year Ended
 December 31,
 1997............   11.10      0.24           3.41          3.65        (0.24)       (0.25)       (0.05)        (0.54)
 Period from May
 1, to December
 31, 1996(c).....   10.00      0.15           1.26          1.41        (0.15)       (0.10)       (0.06)        (0.31)
-------------------------------------------------------------------------------------------------------------------------
Strategic Bond
 Year Ended
 December 31,
 1997............   10.16      0.59           0.30          0.89        (0.61)       (0.15)       (0.05)        (0.81)
 Period from May
 1, to December
 31, 1996(c).....   10.00      0.38           0.28          0.66        (0.38)       (0.12)         --          (0.50)
-------------------------------------------------------------------------------------------------------------------------
                                                                  Ratios/Supplemental Data
                                                       ------------------------------------------------------
                             Number of                                                  Net
                  Net Asset   Shares                    Net Assets    Operating      Investment
                  Value at  Outstanding   Total        End of Period Expenses to     Income to   Portfolio     Average
                     End      (000's    Investment        (000's       Average        Average    Turnover     Commission
                  of Period  Omitted)   Return(b)        Omitted)    Net Assets      Net Assets    Rate        Rate(t)
                  --------- ----------- -------------- ------------- --------------- ----------- ------------ ----------
International Opportunities
 Year Ended
 December 31,
 1997............  $10.63      2,882       1.95%          $30,631       1.22%(q)        0.65%      21.09%       $0.03
 Period from May
 1, to December
 31, 1996(c).....   10.60      1,689       6.72%(e)        17,898       1.25%(d)(q)     0.87%(d)    5.46%(e)     0.03
-------------------------------------------------------------------------------------------------------------------------
Equity Index
 Year Ended
 December 31,
 1997............   14.21      7,134      32.79%(v)       101,390       0.00%(r)        1.97%      64.56%        0.02
 Period from May
 1, to December
 31, 1996(c).....   11.10      1,320      14.23%(e)(u)     14,650       0.00%(d)(r)     2.47%(d)   15.72%(e)     0.02
-------------------------------------------------------------------------------------------------------------------------
Strategic Bond
 Year Ended
 December 31,
 1997............   10.24      2,797       9.05%           28,647       1.00%(s)        5.80%      69.38%         --
 Period from May
 1, to December
 31, 1996(c).....   10.16      1,271       6.71%(e)        12,907       1.00%(d)(s)     6.05%(d)  171.39%(e)      --
-------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuation market values of the portfolio.
(b) The performance of the portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Commencement of investment operations.
(d) Annualized.
(e) Not annualized.
(f) Amount is less than a penny per share.
(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .87%, .87%, and 1.13% for the years ended December 31, 1995, 1994, and 1993, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.91%, and 6.05%, for the years ended December 31, 1995, and 1994, respectively.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .79%, 1.83%, and 13.60%, for the years ended December 31, 1996, 1995, and 1994, respectively.
(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.12%, and 1.55%, for the years ended December 31, 1997, and 1996, respectively.

(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.56%, and 1.44% for the years ended December 31, 1997, and 1996, respectively.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42%, and 2.34%, for the years ended December 31, 1997, and 1996, respectively.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06%, and 1.89%, for the years ended December 31, 1997, and 1996, respectively.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14%, and 2.15%, for the years ended December 31, 1997, and 1996, respectively.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.30%, and 2.06%, for the years ended December 31, 1997, and 1996, respectively.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.57%, and 2.76%, for the years ended December 31, 1997, and 1996, respectively.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .65%, and 1.61%, for the years ended December 31, 1997, and 1996, respectively.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.32%, and 1.57%, for the years ended December 31, 1997, and 1996, respectively.
(t) Average Commission rate is calculated for funds with fiscal year beginning on or after September 1, 1995.
(u) The Total Return includes the effect of the capital contribution of $.06 per share. The total Investment Return without the capital contribution would have been 13.59%.
(v) The Total Return includes the effect of the capital contribution of $.04 per share. The total Investment Return without the capital contribution would have been 32.47%.

SCHEDULE OF INVESTMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                        Market
                        Name of Issuer                         Shares   Value
                                                                       (000's)
COMMON STOCK
Aerospace-3.4%
 Northrop Grumman Corp. ......................................  35,400 $  4,071
 United Technologies Corp. ................................... 293,000   21,334
                                                                       --------
                                                                         25,405
Automotive and Rubber-0.9%
 Ford Motor Co. .............................................. 134,100    6,529
Banks and Finance-2.4%
 BankAmerica Corp. ...........................................  81,500    5,950
 Citicorp.....................................................  27,100    3,426
 MBNA Corp. .................................................. 263,150    7,187
 State Street Corp. ..........................................  22,900    1,332
                                                                       --------
                                                                         17,895
Chemicals-1.0%
 Air Products & Chemicals, Inc. ..............................  93,400    7,682
Computer Software and Services-6.8%
 Cadence Design Systems, Inc.*................................ 233,800    5,728
 Computer Associates International, Inc. ..................... 185,550    9,811
 Microsoft Corp.*............................................. 183,900   23,769
 Oracle Corp.*................................................ 110,500    2,466
 Parametric Technology Co.*...................................  76,000    3,601
 Peoplesoft, Inc.*............................................ 107,800    4,204
 Policy Management Systems Corp.*.............................  21,300    1,482
                                                                       --------
                                                                         51,061
Computers and Office Equipment-6.0%
 Compaq Computer Corp. ....................................... 184,200   10,396
 Danka Business Systems.......................................  78,700    1,254
 Hewlett-Packard Co. ......................................... 189,100   11,819
 Komag, Inc.*.................................................  44,600      663
 Pitney Bowes, Inc. ..........................................  32,000    2,878
 Xerox Corp. ................................................. 251,000   18,527
                                                                       --------
                                                                         45,537
Diversified Operations-12.5%
 Cendant Corporation*......................................... 847,633   29,136
 Cognizant Corp. .............................................  63,100    2,812
 Corning, Inc. ............................................... 249,800    9,274
 General Electric Co. ........................................ 519,000   38,081
 Raychem Corp................................................. 204,800    8,819
 Textron, Inc.................................................  96,400    6,025
                                                                       --------
                                                                         94,147
Electronic and Processing Equipment-0.1%
 Maxim Integrated Products, Inc.*.............................  33,600    1,159
Electronic Products-4.1%
 Analog Devices, Inc.*........................................       1        0
 Honeywell, Inc............................................... 142,000    9,727
 Intel Corp. ................................................. 178,600   12,547
 Linear Technology Corporation................................ 114,300    6,587
 Texas Instruments, Inc. .....................................  48,000    2,160
                                                                       --------
                                                                         31,021
Financial Services-1.4%
 American Express Co. ........................................  14,100    1,258
 Household International, Inc. ...............................  25,300    3,227
 Morgan Stanley, Dean Witter,
  Discover & Co. ............................................. 108,100    6,391
                                                                       --------
                                                                         10,876

                                                                        Market
                        Name of Issuer                         Shares   Value
                                                                       (000's)
COMMON STOCK-Continued
Food, Beverage and Tobacco-7.2%
 ConAgra, Inc. ............................................... 122,200 $  4,010
 PepsiCo, Inc. ............................................... 625,700   22,799
 Philip Morris Cos., Inc. .................................... 227,400   10,304
 Quaker Oats Co. ............................................. 208,000   10,972
 UST, Inc. ................................................... 169,600    6,265
                                                                       --------
                                                                         54,350
Government Agencies-0.4%
 Federal National Mortgage Assoc. ............................  49,300    2,813
Health Products and Services-22.2%
 Abbott Laboratories.......................................... 220,900   14,483
 Allegiance Corp. ............................................ 125,400    4,444
 Alza Corp.*.................................................. 131,700    4,190
 Becton, Dickinson & Co. .....................................  41,400    2,070
 Boston Scientific Corp.*.....................................  49,500    2,271
 Bristol-Myers Squibb Co. .................................... 235,400   22,275
 Cardinal Health, Inc. ....................................... 150,100   11,276
 Glaxo Wellcome plc - ADR..................................... 174,000    8,330
 Guidant Corp................................................. 128,500    7,999
 Health Management Associates, Inc. - Cl. A*.................. 159,300    4,022
 Healthsouth Corp.*........................................... 457,700   12,701
 Johnson & Johnson............................................ 336,200   22,147
 Merck & Co., Inc. ........................................... 315,600   33,532
 Schering-Plough Corp. ....................................... 182,200   11,319
 Warner-Lambert Co. ..........................................  51,400    6,374
                                                                       --------
                                                                        167,433
Household and Personal-1.5%
 Procter & Gamble Co. ........................................ 139,800   11,158
Insurance-4.8%
 Equitable Cos., Inc. ........................................  57,400    2,856
 General Re Corp. ............................................  57,700   12,232
 Hartford Financial Services Group, Inc. .....................  72,300    6,765
 Marsh & McLennan Cos., Inc. .................................  86,400    6,442
 Travelers Group, Inc. ....................................... 147,100    7,925
                                                                       --------
                                                                         36,220
Lodging and Restaurants-0.6%
 Promus Hotel Corporation*.................................... 110,908    4,658
Machinery and Equipment-1.0%
 Cooper Industries, Inc. .....................................  45,400    2,225
 Perkin-Elmer Corp. ..........................................  72,600    5,159
                                                                       --------
                                                                          7,384
Metals and Mining-0.3%
 Precision Castparts Corp. ...................................  38,600    2,328
Miscellaneous-0.7%
 Avery Dennison Corp.......................................... 126,200    5,647
Oils and Natural Gas Equipment and
 Services-2.8%
 Baker Hughes, Inc. .......................................... 152,800    6,666
 Cooper Cameron Corp.*........................................  41,400    2,525

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                        Market
                        Name of Issuer                         Shares   Value
                                                                       (000's)
COMMON STOCK-Continued
Oils and Natural Gas Equipment and
 Services-Continued
 Dresser Industries, Inc. .................................... 190,800 $  8,002
 Rowan Cos., Inc.*............................................  79,200    2,416
 Schlumberger, Ltd. ..........................................  23,900    1,924
                                                                       --------
                                                                         21,533
Oils and Natural Gas Exploration and Production-2.5%
 Anadarko Petroleum Corp. ....................................  46,000    2,792
 British Petroleum Co. plc - ADR..............................  32,800    2,614
 El Paso Natural Gas Co. .....................................  44,500    2,959
 Phillips Petroleum Co. ...................................... 189,600    9,219
 USX-Marathon Group...........................................  29,900    1,009
                                                                       --------
                                                                         18,593
Paper and Forest Products-0.6%
 International Paper Co. ..................................... 109,100    4,705
Pollution Control Equipment and Services-1.5%
 USA Waste Services, Inc.*.................................... 281,800   11,061
Real Estate Development-0.4%
 Clayton Homes, Inc. .........................................  99,500    1,791
 Del E. Webb Corp. ...........................................  35,600      926
                                                                       --------
                                                                          2,717
Retail-7.1%
 Costco Cos., Inc.*...........................................  44,200    1,972
 Home Depot, Inc. ............................................ 429,700   25,298
 Liz Claiborne, Inc. .........................................  61,800    2,584
 Lowe's Cos., Inc. ........................................... 166,400    7,935
 Staples, Inc.*............................................... 285,600    7,925
 TJX Cos., Inc. .............................................. 160,200    5,507
 Warnaco Group, Inc. - Cl. A..................................  64,700    2,030
                                                                       --------
                                                                         53,251
Soap, Cosmetics and Personal Care-0.5%
 Dial Corporation............................................. 105,700    2,200
 Revlon, Inc.*................................................  38,700    1,367
                                                                       --------
                                                                          3,567
Telecommunications-3.4%
 Lucent Technologies, Inc. ................................... 322,701   25,776
Textiles-2.2%
 Jones Apparel Group, Inc.*................................... 109,200    4,696
 Tommy Hilfiger Corp.*........................................ 172,600    6,063
 WestPoint Stevens, Inc.*..................................... 125,500    5,930
                                                                       --------
                                                                         16,689
Transportation-0.9%
 Burlington Northern Santa Fe.................................  34,000    3,160
 Southwest Airlines Co. ...................................... 152,550    3,757
                                                                       --------
                                                                          6,917
Utilities - Telecommunications-0.1%
 GTE Corp. ...................................................  22,000    1,150
                                                                       --------
                                           TOTAL COMMON STOCK-   99.3%  749,262

                                                                 Par    Market
                        Name of Issuer                          Value   Value
                                                               (000's) (000's)
SHORT-TERM INVESTMENTS-0.5%
 Investment in joint trading account (Note B) 6.243% due
  1/01/98..................................................... $ 3,796 $  3,797
                                                               ------- --------
                                            TOTAL INVESTMENTS-   99.8%  753,059
                          Cash and receivables, less payables-    0.2%    1,339
                                                               ------- --------
                                                   NET ASSETS-  100.0% $754,398
                                                               ======= ========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS
Aerospace-0.8%
 Continental Airlines Pass thru Trust
 7.206% due 6/30/04............................................  $ 3,495 $ 3,561
 Jet Equipment Trust - Cert. 1995-B 144A(a)
 10.91% due 8/15/14............................................    2,100   2,621
                                                                         -------
                                                                           6,182
Automotive and Rubber-0.8%
 Ford Motor Co. - Notes
 9.00% due 9/15/01.............................................    2,000   2,186
 General Motors Corp. - Notes
 9.625% due 12/01/00...........................................    4,000   4,388
                                                                         -------
                                                                           6,574
Banks and Finance-4.4%
 ABN Amro Bank NV (Chicago) -
  Global Bond
 7.25% due 5/31/05.............................................    2,400   2,521
 Bank of New York - Bonds 144A(a)
 7.78% due 12/01/26............................................    2,515   2,612
 Banque National de Paris - NY - Sub. Notes
 7.20% due 1/15/07.............................................    2,315   2,393
 Interamerican Development Bank - Debs.
 8.50% due 3/15/11.............................................    6,000   7,184
 International Bank of Reconstruction & Development - Debs.
 8.25% due 9/01/16.............................................    2,150   2,620
 Landeskreditbank Baden Wuerttemberg -
  Sub. Notes
 7.625% due 2/01/23............................................    3,150   3,572
 National Westminister Bank, NY - Sub. Notes
 9.45% due 5/01/01.............................................    5,000   5,497
 NB Capital Trust IV - Cap. Secs.
 8.25% due 4/15/27.............................................    2,520   2,781
 RBSG Capital Corp. - Gtd. Cap. Notes
 10.125% due 3/01/04...........................................    5,000   5,904
                                                                         -------
                                                                          35,084
Diversified Operations-0.3%
 Tenneco, Inc. - Debs.
 10.075% due 2/01/01...........................................    2,000   2,211
Financial Services-19.8%
 Abbey National First Capital BV -
  Gtd. Sub. Notes
 8.20% due 10/15/04............................................    4,000   4,384
 American Express Credit Corp. - Debs.
 8.625% due 5/15/22............................................    6,000   6,519
 American Express Credit Corp. - Sr. Notes
 8.50% due 6/15/99.............................................    6,000   6,190
 Barclays North America Capital Corp. -
  Gtd. Bonds
 9.75% due 5/15/21.............................................    4,650   5,263
 Beneficial Corp. - Med. Term Notes
 9.60% due 7/19/00.............................................    4,000   4,308
 Commercial Credit Group, Inc. - Notes
 6.00% due 4/15/00.............................................    7,000   6,975
 10.00% due 5/01/99............................................    5,000   5,241

                                                                  Par    Market
                        Name of Issuer                           Value   Value
                                                                (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
Financial Services-Continued
 Conseco, Inc. - Sr. Notes
 10.50% due 12/15/04..........................................  $ 3,140 $  3,751
 Constitution Capital Trust I -
  Cap. Secs. 144A(a)
 9.15% due 4/15/27............................................    1,815    2,043
 Contifinancial Corp. - Sr. Notes
 8.375% due 8/15/03...........................................    1,755    1,819
 CS First Boston - Sub. Notes 144A(a)
 7.75% due 5/15/06............................................    2,125    2,233
 EQCC Home Equity Loan Trust -
  Ser. 1997-1 Cl. A7
 7.12% due 5/15/28............................................    8,000    8,146
 Fairfax Financial Holdings - Bonds
 8.30% due 4/15/26............................................    2,960    3,314
 Fideicomiso Petacalco Trust - Notes 144A(a)
 10.16% due 12/23/09..........................................    2,020    2,060
 First Plus Home Loan Trust -
  Ser. 1997-1 Cl. A6
 6.95% due 12/10/15...........................................    2,925    2,971
 Fletcher Challenge Finance USA, Inc. -
  Gtd. Notes
 9.80% due 6/15/98............................................    5,000    5,083
 Ford Motor Credit Co.
 6.25% due 12/08/05...........................................    1,075    1,061
 Green Tree Home Improvement Loan Trust -
  1995-D
 6.95% due 9/15/25............................................    2,570    2,611
 Harvard University - Gen'l Oblig.
 8.125% due 4/15/07...........................................    5,000    5,700
 Indah Kiat International Finance - Bonds
 12.50% due 6/15/06...........................................    1,209    1,127
 Industrial Credit Investment Corp. India 144A(a)
 7.55% due 8/15/07............................................    2,430    2,015
 Iridium Capital Corp.
 13.00% due 7/15/05...........................................    2,645    2,764
 MBNA Master Credit Card Trust -
  Asset Bkd. Ser. 1995-D
 6.05% due 11/15/02...........................................    7,000    7,011
 Merrill Lynch & Co., Inc. -
  Med. Term Notes
 7.75% due 3/01/99............................................    3,000    3,057
 Money Store Home Equity Trust
 6.485% due 12/15/28..........................................    4,060    4,076
 Money Store Residential Trust
 6.68% due 8/15/12............................................    2,940    2,926
 Morgan Stanley Group, Inc. - Notes
 8.875% due 10/15/01..........................................    3,000    3,258
 Residential Accredit Loans, Inc. -
  Ser. 1997-QS4 Cl. A3
 7.25% due 5/25/27............................................    3,335    3,367
 Salomon Brothers Mortgage Securities VII
 6.75% due 7/25/24............................................    1,890    1,906
 State Street Institutional Capital -
  Bonds Ser. B 144A(a)
 8.035% due 3/15/27...........................................    2,490    2,664

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
Financial Services-Continued
 Structured Assets Securities Corp. -
  Ser. 1993-C
 6.60% due 12/25/24............................................  $ 6,000 $  5942
 Structured Assets Securities Corp. -
  Ser. 1993-C1
 6.60% due 10/25/24............................................      190     190
 Sun Canada Financial Co. - Bonds 144A(a)
 6.625% due 12/15/07...........................................    3,345   3,407
 Susa Partnership LP
 7.00% due 12/01/07............................................    1,580   1,588
 Texaco Capital, Inc. - Debs.
 8.625% due 6/30/10............................................   10,000  11,911
 UCFC Home Equity Loan - Ser. 1996-A1
 6.50% due 4/15/16.............................................    7,652   7,499
 UCFC Home Equity Loan -
  Ser. 1997-A1 Cl. A8
 7.22% due 6/15/28.............................................    6,910   7,148
 United Companies Financial Corp. - Notes
 7.70% due 1/15/04.............................................    2,535   2,661
 URC Holdings Corp. - Sr. Notes 144A(a)
 7.875% due 6/30/06............................................    2,780   2,999
 Viacap SA - Bonds 144A(a)
 11.375% due 5/15/07...........................................    2,035   2,172
                                                                         -------
                                                                         159,360
Food, Beverage and Tobacco-0.9%
 RJR Nabisco, Inc. - Notes
 7.625% due 9/15/03............................................    2,120   2,163
 8.625% due 12/01/02...........................................    1,660   1,766
 Southern Foods Group -
  Sr. Sub. Notes 144A(a)
 9.875% due 9/01/07............................................    2,141   2,232
                                                                         -------
                                                                           6,161
Foreign Governmental-2.2%
 Croatia - Bonds 144A(a)
 7.00% due 2/27/02.............................................    2,245   2,249
 Manitoba Province of Canada -
  Debs. Ser. CD
 9.25% due 4/01/20.............................................    2,000   2,645
 Manitoba Province of Canada - US Debs. Ser. CK
 9.00% due 12/15/00............................................    3,000   3,232
 Province of Nova Scotia - Debs.
 8.75% due 4/01/22.............................................    3,000   3,771
 Province of Saskatchewan -
  Govt. Gtd. Bonds
 9.375% due 12/15/20...........................................    1,500   1,991
 Quebec Province Canada
 7.50% due 7/15/23.............................................    1,265   1,364
 Republic of Panama - Notes 144A(a)
 7.875% due 2/13/02............................................    2,365   2,276
                                                                         -------
                                                                          17,528

                                                                  Par    Market
                        Name of Issuer                           Value    Value
                                                                (000's)  (000's)
PUBLICLY-TRADED BONDS-Continued
Government Agencies-10.6%
 Federal Home Loan Mortgage Corp.
  6.00% due 10/15/08 - 6/15/11................................  $ 12,515 $12,275
 Federal Home Loan Mortgage Corp.
  6.50% due 12/15/23..........................................     2,725   2,730
 Federal Home Loan Mortgage Corp.
  8.00% due 4/15/19...........................................        12      12
 Federal National Mortgage Assoc.
  6.94% due 1/25/22...........................................     1,630   1,688
 Federal National Mortgage Assoc.
  6.50% due 12/01/99..........................................     4,445   4,389
 Federal National Mortgage Assoc.
  7.00% due 1/01/99...........................................     7,820   7,877
 GMAC Commercial Mortgage Securities Inc - 1997-C1 A2
  6.853% due 9/15/06..........................................     3,265   3,326
 GMAC Commercial Secured, Inc.
  6.566% due 11/15/07.........................................     3,385   3,423
 Government National Mortgage Assoc. 6.50% due 2/15/99........     7,870   8,004
 Government National Mortgage Assoc. 8.00% due 2/15/25 -
   8/15/27....................................................    21,085  21,875
 Government National Mortgage Assoc. 8.50% due 9/15/21........     1,630   1,738
 Government National Mortgage Assoc. 9.00% due 5/15/21 -
   8/15/21....................................................     2,616   2,847
 Government National Mortgage Assoc. 9.50% due 6/15/16........       823     905
 Hydro-Quebec - Debs.
  7.375% due 2/01/03..........................................     1,000   1,045
 Hydro-Quebec - Debs. Ser. HS
  9.40% due 2/01/21...........................................     3,950   5,097
 Hydro-Quebec - Debs. Ser. FV
  11.75% due 2/01/12..........................................     5,000   7,308
 Resolution Trust Corp. - Ser. 1993-3
  7.25% due 10/25/23..........................................       402     401
                                                                         -------
                                                                          84,940
Health Products and Services-0.9%
 Integrated Health Services, Inc. -
  Sr. Sub. Notes 144A(a)
 9.25% due 1/15/08............................................     2,835   2,892
 Quest Diagnostic, Inc. - Bonds
 10.75% due 12/15/06..........................................     1,537   1,677
 Tenet Healthcare Corp. - Sr. Sub. Notes
 8.625% due 1/15/07...........................................     2,635   2,714
                                                                         -------
                                                                           7,283
Insurance-2.7%
 Equitable Life Assurance Society USA -
  Surplus Notes 144A(a)
 6.95% due 12/01/05...........................................     2,750   2,808
 Liberty Mutual Insurance Co. - Notes 144A(a)
 7.875% due 10/15/26..........................................     1,835   1,989
 8.20% due 5/04/07............................................     4,630   5,119

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
Insurance-Continued
 Massachusetts Mutual Life Insurance Co. -
  Surplus Notes 144A(a)
 7.625% due 11/15/23...........................................  $ 4,090 $ 4,469
 NAC Re Corp. - Notes
 8.00% due 6/15/99.............................................    1,560   1,599
 New York Life Insurance Co. -
  Surplus Notes 144A(a)
 7.50% due 12/15/23............................................    5,970   6,035
                                                                         -------
                                                                          22,019
Leisure and Recreation Products and Services-0.8%
 Trump Holdings & Funding - Sr. Notes
 15.50% due 6/15/05............................................    2,325   2,651
Lodging and Restaurants-1.0%
 McDonald's Corp. - Debs.
 7.375% due 7/15/33............................................    5,000   5,258
 Sun International Hotels, Ltd.
 8.625% due 12/15/07...........................................    1,178   1,196
                                                                         -------
                                                                           6,454
Media-3.2%
 Comcast Corp. - Sr. Sub. Debs.
 10.625% due 7/15/12...........................................    2,625   3,281
 News America Holdings, Inc. - Notes
 8.25% due 8/10/18.............................................    3,126   3,393
 Physician Sales & Svc
 8.50% due 10/01/07............................................    1,063   1,084
 Rogers Cablesystems - Sr. Notes
 10.00% due 3/15/05............................................    3,030   3,333
 SFX Broadcasting, Inc. - Sr. Sub. Notes
 10.75% due 5/15/06............................................    2,080   2,278
 TCI Communications, Inc. - Debs.
 8.75% due 8/01/15.............................................    2,371   2,738
 TeleWest plc - Sr. Notes
 9.625% due 10/01/06...........................................    1,603   1,663
 Time Warner, Inc. - Debs.
 9.125% due 1/15/13............................................    2,538   3,031
 TKR Cable, Inc. - Debs.
 10.50% due 10/30/07...........................................    4,132   4,591
                                                                         -------
                                                                          25,392
Metals and Mining-0.2%
 Yanacocha Receivables -
  Pass thru Certs. 144A(a)
 8.40% due 6/15/05.............................................    1,842   1,842
Miscellaneous-0.4%
 Loewen Group International, Inc. -
  Bonds 144A(a)
 8.25% due 10/15/03............................................    3,135   3,209
Municipals-0.4%
 New Hampshire State -
  Taxable Pease Dev. Auth.
 7.70% due 7/01/12.............................................    3,000   3,247

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
Oils and Natural Gas Equipment and Services-0.7%
 Humpuss Funding Corp. - Bonds 144A(a)
 7.72% due 12/15/09............................................  $ 2,249 $ 1,818
 Transgas de Occidente SA -
  Sr. Notes 144A(a)
 9.79% due 11/01/10............................................    2,767   2,849
                                                                         -------
                                                                           4,667
Oils and Natural Gas Exploration and Production-2.6%
 Coastal Corp. - Notes
 8.75% due 5/15/99.............................................    7,250   7,494
 Enersis SA - Notes
 7.40% due 12/01/16............................................    3,490   3,609
 Norsk Hydro A/S - Debs.
 7.50% due 10/01/16............................................    2,375   2,558
 Occidental Petroleum Corp. - Sr. Debs.
 10.125% due 9/15/09...........................................    3,000   3,869
 Williams Cos., Inc. - Notes
 7.50% due 9/15/99.............................................    3,000   3,062
                                                                         -------
                                                                          20,592
Paper and Forest Products-1.5%
 Celulosa Arauco y Constitucion SA - Notes 144A(a)
 7.20% due 9/15/09.............................................    2,535   2,482
 Fort James Corp. - Sr. Notes
 6.50% due 9/15/02.............................................    2,120   2,126
 Georgia-Pacific Corp. - Debs.
 9.75% due 1/15/18.............................................    2,895   3,006
 PT Indah Kiat Pulp & Paper - Notes 144A(a)
 8.875% due 11/01/00...........................................    1,050     945
 Riverwood International Corp. -
  Sr. Sub. Notes
 10.875% due 4/01/08...........................................    1,529   1,472
 S.D. Warren Co. - Sr. Sub. Notes
 12.00% due 12/15/04...........................................    1,825   2,026
                                                                         -------
                                                                          12,057
Publications-0.3%
 Garden State Newspapers, Inc. -
  Sr. Sub. Notes 144A(a)
 8.75% due 10/01/09............................................    2,032   2,040
Real Estate Investment Trust-0.3%
 Trinet Corp. Realty Trust, Inc. - Notes
 7.30% due 5/15/01.............................................    2,070   2,115
Telecommunications-2.0%
 Adelphia Communications Corp.
 9.25% due 10/01/02............................................    2,460   2,509
 Clear Channel
 7.25% due 10/15/27............................................    2,440   2,481
 Hearst-Argyle TV
 7.00% due 11/15/07............................................    2,265   2,282
 Ivaco, Inc. - Sr. Notes
 11.50% due 9/15/05............................................    1,392   1,503
 Metronet Communications - Sr. Notes 144A(a)
 12.00% due 8/15/07............................................    2,320   2,680

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                  Par    Market
                        Name of Issuer                           Value   Value
                                                                (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
Telecommunications-Continued
 Nextel Communications
 1.00% due 8/15/04............................................  $ 3,485 $  3,093
 Qwest Communications International, Inc. -
  Sr. Notes 144A(a)
 10.875% due 4/01/07..........................................    1,560    1,775
                                                                        --------
                                                                          16,323
Transportation-2.10%
 America West Airlines, Inc. - Pass thru Certs.
 6.93% due 1/02/08............................................    2,252    2,277
 MRS Logistica SA - Bonds - 144A(a)
 10.625% due 8/15/05..........................................    1,930    1,742
 Northwest Airlines Corp. - Notes
 8.375% due 3/15/04...........................................    1,178    1,215
 Northwest Airlines Corp. - Sec. Pass thru Certs.
 8.97% due 1/02/15............................................      226      251
 NWA Trust - Sr. Notes
 9.25% due 6/21/14............................................    2,478    2,927
 U.S. Air, Inc. - Pass thru Certs.
 9.82% due 1/01/13............................................    1,582    1,750
 U.S. Air, Inc. - Pass thru Certs. Ser. 1990-A1
 11.20% due 3/19/05...........................................    1,419    1,362
 Union Pacific Corp. - Med. Term Notes
 9.65% due 6/01/00............................................    5,000    5,379
                                                                        --------
                                                                          16,903
U.S. Governmental-22.1%
 U.S. Treasury - Bonds
 7.125% due 2/15/23...........................................   51,932   59,283
 8.875% due 8/15/17...........................................    8,084   10,730
 U.S. Treasury - Notes
 4.75% due 8/31/98............................................   15,500   15,413
 7.50% due 5/15/02............................................   43,722   46,660
 7.50% due 2/15/05............................................   16,632   18,279
 7.75% due 11/30/99...........................................   16,872   17,497
 8.00% due 5/15/01............................................      434      464
 8.875% due 2/15/99...........................................    5,025    5,199
 9.25% due 8/15/98............................................    4,000    4,087
                                                                        --------
                                                                         177,612
Utilities - Electric-9.8%
 AES Corp. - Sr. Sub. Notes
 10.25% due 7/15/06...........................................    3,113    3,370
 BVPS II Funding Corp. - Coll. Lease Bonds
 8.89% due 6/01/17............................................    2,464    2,757
 Calenergy Co. Inc.
 9.50% due 9/15/06............................................    2,320    2,529
 Calpine Corp. - Sr. Notes
 10.50% due 5/15/06...........................................    1,920    2,064
 Calpine Corp. - Sr. Notes 144A(a)
 8.75% due 7/15/07............................................      885      903
 CE Electric UK Funding 144A(a)
 6.995% due 12/30/07..........................................    2,271    2,293
 Chugach Electric Assoc., Inc. -
  1st Mtge. Bonds 1991 Ser. A
 8.08% due 3/15/02............................................    2,772    2,927

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
Utilities - Electric - Continued
 Cleveland Electric Illuminating Co. -
  1st Mtge. Bonds
 7.67% due 7/01/04.............................................  $ 2,880 $ 3,031
 9.50% due 5/15/05.............................................    4,725   5,198
 CMS Energy Corp. - Senior Notes 144A(a)
 8.125% due 5/15/02............................................    2,650   2,677
 DR Investments - Sr. Notes 144A(a)
 7.45% due 5/15/07.............................................    1,800   1,915
 First PV Funding Corp. - Lease Oblig. Bonds
 10.15% due 1/15/16............................................    2,935   3,104
 First PV Funding Corp. - Ser. 1986A
 10.30% due 1/15/14............................................      637     677
 Long Island Lighting Co. - Debs.
 8.90% due 7/15/19.............................................    1,740   1,853
 Long Island Lighting Co. -
  Gen. Ref. Mtge. Bonds
 9.625% due 7/01/24............................................    2,415   2,485
 9.75% due 5/01/21.............................................    3,300   3,383
 Midland Funding Corp. I - Debs.
 10.33% due 7/23/02............................................      819     881
 10.33% due 7/23/02............................................    3,381   3,636
 Midland Funding Corp. II - Debs.
 11.75% due 7/23/05............................................    1,150   1,374
 North Atlantic Energy Corp.
 9.05% due 6/01/02.............................................    2,688   2,751
 Public Service Co. of Colorado -
  1st Mtge. Bonds
 9.875% due 7/01/20............................................    4,500   4,962
 Puget Sound Energy Capital Trust I -
  Bonds 144A(a)
 8.231% due 6/01/27............................................    1,440   1,502
 Southwestern Public Service Co. -
  1st Mtge. Bonds
 6.875% due 12/01/99...........................................    3,500   3,551
 System Energy Resources, Inc. -
  1st Mtge. Bonds
 7.71% due 8/01/01.............................................    2,590   2,675
 Texas New Mexico Power Co. -
  1st Mtge. Bonds Ser. V
 9.25% due 9/15/00.............................................    8,000   8,458
 Utilicorp United, Inc. - Sr. Notes
 8.20% due 1/15/07.............................................    5,000   5,488
 Waterford 3 Funding - Entergy - Bonds
 8.09% due 1/02/17.............................................    2,493   2,577
                                                                         -------
                                                                          79,021
Utilities - Gas-1.4%
 Camuzzi Gas - Bonds 144A(a)
 9.25% due 12/15/01............................................    1,386   1,386
 Michigan Consolidated Gas Co. -
  1st Mtge. Bonds
 5.75% due 5/01/01.............................................   10,000   9,886
                                                                         -------
                                                                          11,272

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                                 Par    Market
                        Name of Issuer                          Value   Value
                                                               (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
Utilities - Telecommunications-3.7%
 Avon Energy Partners Hldgs 144A(a)
 7.05% due 12/11/07..........................................  $ 1,591 $  1,618
 Chesapeake & Potomac Telephone Co. - Notes
 6.05% due 5/15/03...........................................    6,460    6,419
 Comcast Cable Communication
 8.875% due 5/01/17..........................................      897    1,064
 GTE California, Inc. - 1t Mtge. Bonds Ser. TT
 6.25% due 1/15/98...........................................    3,200    3,200
 GTE Corp. - Debs.
 8.75% due 11/01/21..........................................    3,000    3,637
 Michigan Bell Telephone Co. - Debs.
 7.85% due 1/15/22...........................................    5,000    5,764
 New Jersey Bell Telephone Co. - Debs.
 8.00% due 6/01/22...........................................    4,000    4,681
 Philippine Long Distance Telephone Co. -
  Notes
 7.85% due 3/06/07...........................................    2,448    2,133
 Sprint Corp. - Notes
 8.125% due 7/15/02..........................................    1,000    1,073
                                                                       --------
                                                                         29,589
                                                                       --------
                                 TOTAL PUBLICLY-TRADED BONDS-    94.9%  762,308
SHORT-TERM INVESTMENTS-6.0%
 Investment in joint trading account (Note B)
 6.243% due 1/01/98..........................................   48,479   48,479
                                                               ------- --------
                                           TOTAL INVESTMENTS-  100.9 %  810,787
                         Payables, less cash and receivables-   (0.9)%   (7,017)
                                                               ------- --------
                                                  NET ASSETS-  100.0 % $803,770
                                                               ======= ========

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, securities aggregated $86,796 or 10.8% of the net assets of the Portfolio.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL EQUITIES PORTFOLIO

                                                                        Market
                       Name of Issuer                         Shares    Value
                                                                       (000's)
COMMON STOCK
Australia-4.2%
 Normandy Mining, Ltd. (META)............................... 5,756,900 $  5,591
 RGC, Ltd. (META)...........................................   544,300      830
                                                                       --------
                                                                          6,421
Brazil-6.1%
 Centrais Electricas Brasileiras SA -Eletrobras - ADR
  (UTIE)....................................................   214,500    5,334
 Cia Riograndrandese Telecom - Pro Rata Receipts* (TELE)....    90,113      111
 Companhia Paranaense de Energia-Copel (UTIE)...............    84,500    1,157
 Telecomunicacoes Brasileiras S/A -Telebras - ADR (TELE)....    22,610    2,633
                                                                       --------
                                                                          9,235
Canada-6.4%
 Royal Bank of Canada (BANK)................................    43,000    2,279
 Royal Bank of Canada (BANK)................................    51,970    2,749
 Toronto Dominion Bank Ontario (BANK).......................   124,639    4,697
                                                                       --------
                                                                          9,725
Chile-0.5%
 Maderas y Sinteticos SA - ADR (CONS).......................    84,000      798
France-4.9%
 AXA SA (INSU)..............................................    35,710    2,763
 Carrefour (RETL)...........................................     8,890    4,638
                                                                       --------
                                                                          7,401
Germany-5.7%
 Bayerische Motoren Werke AG (AUTO).........................     7,270    5,435
 Volkswagen AG (AUTO).......................................     5,800    3,263
                                                                       --------
                                                                          8,698
Hong Kong-5.4%
 Cheung Kong (Holdings), Ltd. (REAL)........................   380,000    2,489
 China Resources Enterprise, Ltd. (REAL).................... 1,100,000    2,456
 Hutchison Whampoa, Ltd. (DIVO).............................   530,000    3,324
                                                                       --------
                                                                          8,269
India-1.5%
 State Bank of India - GDR (BANK)...........................   126,800    2,308
Japan-9.6%
 Ito-Yokado Co., Ltd. (RETL)................................    45,000    2,292
 Shin-Etsu Chemical Co. (CHEM)..............................   150,000    2,861
 Sony Corp. (AUDI)..........................................    50,000    4,442
 Sumitomo Sitix Corp. (MISC)................................   150,000    1,597
 TDK Corp. (ETRN)...........................................    46,000    3,467
                                                                       --------
                                                                         14,659
Mexico-1.5%
 Grupo Industrial Maseca SA de CV -ADR (FOOD)...............   150,100    2,327
Netherlands-4.3%
 Abn Amro Holding Nv Sp Ard (BANK)..........................   223,845    4,365
 ING Groep NV (BANK)........................................    52,740    2,232
                                                                       --------
                                                                          6,597

                                                                        Market
                        Name of Issuer                          Shares   Value
                                                                        (000's)
COMMON STOCK-Continued
Norway-0.3%
 Saga Petroleum ASA (OILS).....................................  21,500 $   370
Panama-3.8%
 Panamerican Beverages, Inc. - Cl. A (FOOD).................... 176,699   5,765
Singapore-1.8%
 Natsteel, Ltd. (META)......................................... 625,000     845
 Oversea-Chinese Bank Corp., Ltd. (BANK)....................... 216,000   1,256
 Wing Tai Holdings, Ltd. (DIVO)................................ 600,000     701
                                                                        -------
                                                                          2,802
Sweden-2.8%
 Investor AB (FUND)............................................  84,000   4,094
 Nordbanken Holding (BANK).....................................  36,200     205
                                                                        -------
                                                                          4,299
Switzerland-7.5%
 Novartis AG* (HEAL)...........................................   4,685   7,599
 Zurich Versicherungsgesellschaft (INSU).......................   7,900   3,761
                                                                        -------
                                                                         11,360
United Kingdom-13.3%
 Baltic Republic Fund, Ltd.* (FUND)............................  11,000     968
 EMAP plc (MEDI)............................................... 308,000   4,583
 Marks & Spencer plc (RETL).................................... 320,000   3,165
 Northern Rock plc* (FINL)..................................... 143,000   1,402
 Pearson plc (MEDI)............................................ 331,000   4,300
 Regal Hotel Group plc (LODG).................................. 850,000     628
 Royal & Sun Alliance Insurance Group plc (INSU)............... 297,750   2,998
 Royal Bank Scot Grp (BANK).................................... 117,700   1,501
 Societe Generale Romania Fund* (FUND).........................   8,000     704
                                                                        -------
                                                                         20,249
United States-12.0%
 Allied Irish Banks PLC ADR (BANK)............................. 157,088   9,111
 Carnival Corporation - Cl. A (LEIS)...........................  59,000   3,267
 China Telecom Hong Kong, Ltd.* (TELE).........................   6,500     218
 France Telecom (TELE)......................................... 113,400   4,082
 Ispat International NV - NY Shares* (META)....................  37,200     804
 Societe Generale Central and Eastern-European Opportunities
  Fund* (FUND).................................................   7,860     786
                                                                        -------
                                                                         18,268
                                                                        -------
                                            TOTAL COMMON STOCK-   91.6% 139,551
PREFERRED STOCK
Brazil-2.9%
 Cia Riograndrandese Telecom* (TELE)...........................   3,552   4,376
                                                                        -------
                                         TOTAL PREFERRED STOCK-    2.9%   4,376

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL EQUITIES PORTFOLIO

                                                                 Par    Market
                       Name of Issuer                           Value   Value
                                                               (000's) (000's)
JOINT REPURCHASE AGREEMENT-2.9%
 Investment in joint repurchase agreement with Swiss
  BankCorp. dated 12/31/97
 6.60% due 1/02/98(a)........................................  $ 4,449 $  4,449
                                                               ------- --------
                                           TOTAL INVESTMENTS-    97.4%  148,376
                         Cash and receivables, less payables-     2.6%    3,983
                                                               ------- --------
                                                  NET ASSETS-   100.0% $152,359
                                                               ======= ========

(a) The repurchase agreement, dated 12/31/97, is fully collateralized by U.S. government obligations. The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock. (see Note B)
 *  Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                            Market       %
                  Industry                      Industry    Value    Long-Term
                                              Abbreviation (000's)  Investments
Banks and Finance............................     BANK     $ 30,703     21.3%
Telecommunications...........................     TELE       11,420      7.9%
Retail.......................................     RETL       10,095      7.0%
Insurance....................................     INSU        9,522      6.6%
Media........................................     MEDI        8,883      6.2%
Automotive and Rubber........................     AUTO        8,698      6.0%
Food Beverage and Tobacco....................     FOOD        8,092      5.6%
Metals and Mining............................     META        8,070      5.6%
Health Products and Services.................     HEAL        7,599      5.3%
Investment Companies.........................     FUND        6,552      4.6%
Utilities - Electric.........................     UTIE        6,491      4.5%
Real Estate Operations.......................     REAL        4,945      3.4%
Audio/Video Home Products....................     AUDI        4,442      3.1%
Diversified Operations.......................     DIVO        4,025      2.8%
Electronic Products..........................     ETRN        3,467      2.4%
Services.....................................     LEIS        3,267      2.3%
Chemicals....................................     CHEM        2,861      2.0%
Miscellaneous................................     MISC        1,597      1.1%
Financial Services...........................     FINL        1,402      1.0%
Construction.................................     CONS          798      0.6%
Lodging and Restaurants......................     LODG          628      0.4%
Oils and Natural Gas Exploration and
 Production..................................     OILS          370      0.3%
                                                           --------    -----
                                                           $143,927    100.0%
                                                           ========    =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK
Aerospace-1.3%
 AAR Corp. ......................................................  8,300 $   322
 Remec, Inc.*.................................................... 13,500     304
                                                                         -------
                                                                             626
Automotive and Rubber-1.4%
 Avis Rental A Car, Inc.*........................................  9,000     287
 Keystone Automotive Industries, Inc.*........................... 13,300     316
 United Rentals, Inc.*...........................................  3,100      60
                                                                         -------
                                                                             663
Business Services-5.2%
 Caribiner International, Inc.*..................................  6,600     294
 COREStaff, Inc.*................................................  9,400     249
 Hagler Bailly, Inc.*............................................ 15,300     344
 Lamar Advertising Co.*.......................................... 12,100     480
 On Assignment, Inc.*............................................ 15,500     411
 Outdoor Systems, Inc.*..........................................  6,637     255
 ProBusiness Services, Inc.*..................................... 12,000     275
 Universal Outdoor Holdings, Inc.*...............................  4,400     229
                                                                         -------
                                                                           2,537
Computer Software and Services-8.3%
 Advent Software, Inc.*..........................................  9,000     258
 Aris Corp.*..................................................... 10,500     221
 Aspect Development, Inc.*.......................................  6,300     328
 Concord Communications, Inc.*...................................  1,600      33
 Discreet Logic, Inc.*........................................... 13,000     285
 E*TRADE Group, Inc.*............................................ 11,500     265
 Flexiinternational Software*....................................  1,400      22
 Information Management Resources, Inc.*.........................  7,950     298
 JDA Software Group, Inc.*.......................................  7,200     252
 National Computer Systems, Inc.*................................  5,300     187
 National Instruments Corp.*.....................................  8,400     244
 PRT Group, Inc.*................................................ 12,300     140
 SCM Microsystems, Inc.*......................................... 10,800     259
 Securacom, Inc.*................................................ 27,900     272
 SPR, Inc.*...................................................... 14,800     252
 Symantec Corp.*................................................. 16,400     360
 Visio Corp.*....................................................  9,000     345
 Xionics Document Technologies, Inc.*............................  8,200      31
                                                                         -------
                                                                           4,052
Computers and Office Equipment-2.3%
 Box Hill Systems Corp.*......................................... 16,200     169
 Comverse Technology, Inc.*......................................  7,100     277
 Network Appliance, Inc.*........................................ 19,000     674
                                                                         -------
                                                                           1,120
Construction-0.1%
 Petersen Cos, Inc.*.............................................    600      14
 UNIFAB International, Inc.*.....................................  1,000      19
                                                                         -------
                                                                              33
Diversified Operations-1.2%
 Aztec Manufacturing Co. ........................................ 11,500     161
 Ballantyne of Omaha, Inc.*...................................... 20,800     374
 USA Floral Products, Inc.*......................................  2,000      32
                                                                         -------
                                                                             567

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Electronic and Processing Equipment-0.8%
 Faro Technologies, Inc.*........................................ 15,500 $   180
 General Scanning, Inc.*......................................... 10,800     186
                                                                         -------
                                                                             366
Electronic Products-3.9%
 Aavid Thermal Technologies, Inc.*............................... 11,300     271
 Aeroflex, Inc.*................................................. 26,900     235
 Aseco Corp.*....................................................  4,700      40
 Atmi, Inc.*.....................................................  9,400     228
 Integrated Circuit Systems, Inc.*............................... 11,300     322
 Level One Communications, Inc.*.................................  8,000     226
 Sawtek, Inc.*...................................................  8,900     235
 Semtech Corp.*..................................................  4,900     192
 Special Devices, Inc.*..........................................  5,000     146
                                                                         -------
                                                                           1,895
Engineering-0.6%
 Innovative Valve Technologies*.................................. 13,600     275
Financial Services-4.0%
 Brown Tom, Inc.*................................................  9,300     179
 FIRSTPLUS Financial Group, Inc.*................................  7,000     269
 Interra Financial, Inc. ........................................  2,800     193
 Linc Capital, Inc.*............................................. 19,100     375
 Medallion Financial Corp. ...................................... 18,000     396
 Mentor Corp. Minnesota..........................................  6,600     241
 Pre-Paid Legal Services, Inc.*..................................  8,000     274
                                                                         -------
                                                                           1,927
Food, Beverage and Tobacco-3.4%
 American Italian Pasta Co.*..................................... 12,500     313
 Beringer Wine Estates Hldgs*....................................  4,600     175
 Fine Host Corp.*................................................  2,600      26
 Fresh America Corp.*............................................  9,600     185
 Robert Mondavi Corp. - Cl. A*...................................  6,900     336
 Scheid Vineyards, Inc. - Cl. A*................................. 25,700     235
 Suiza Foods Corporation*........................................  6,800     405
                                                                         -------
                                                                           1,675
Health Products and Services-11.8%
 Affymetrix, Inc.*...............................................  8,100     252
 American Healthcorp, Inc.*...................................... 23,700     166
 Amsurg Corp. Class A*...........................................  2,184      16
 Amsurg Corp. Class B*........................................... 14,073     109
 Andrx Corp.*....................................................  8,000     274
 ESC Medical Systems, Ltd.*......................................  8,000     310
 Health Care & Retirement Corp...................................  5,200     209
 Healthcare Recoveries, Inc...................................... 14,200     316
 Incyte Pharmaceuticals, Inc.*...................................  8,000     360
 MiniMed, Inc.*..................................................  6,400     249
 Monarch Dental Corp.*........................................... 15,800     209
 Myriad Genetics, Inc.*..........................................  8,600     209
 Ocular Sciences, Inc.*.......................................... 10,800     284
 Parexel International Corp.*.................................... 10,000     370
 Pathogensis Corp.*..............................................  5,500     204
 Perclose, Inc.*................................................. 10,800     208
 Protein Design Labs, Inc.*......................................  5,200     208
 Sano Corp.*.....................................................  8,300     275
 SeaMed Corp.*................................................... 17,400     322

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Health Products and Services-Continued
 Sonus Pharmaceuticals, Inc.*....................................  7,800 $   258
 Sunrise Assisted Living, Inc.*..................................  6,200     267
 Universal Health Services, Inc.*................................  6,000     302
 Wesley Jessen VisionCare, Inc.*.................................  9,700     378
                                                                         -------
                                                                           5,755
Household and Personal-2.0%
 Furniture Brands International, Inc.*........................... 15,000     308
 Mac Gray Corp.*................................................. 19,300     302
 Meadowcraft, Inc.*.............................................. 10,900     128
 Wolverine World Wide, Inc. ..................................... 10,900     247
                                                                         -------
                                                                             985
Insurance-3.1%
 Capital Re Corp. ...............................................  3,300     205
 CMAC Investment Corp. ..........................................  5,000     302
 Esg Re, Ltd.*...................................................  3,200      75
 Hartford Life, Inc..............................................  6,400     290
 Life Re Corp. ..................................................  5,800     378
 Western National Corp. .........................................  9,000     267
                                                                         -------
                                                                           1,517
Leisure and Recreation Products and Services-2.8%
 Cinar Films, Inc.*..............................................  9,500     369
 Gametech International, Inc.*................................... 13,100     141
 Premier Parks, Inc.*............................................  7,000     284
 Silverleaf Resorts, Inc.*....................................... 11,600     284
 Travel Services International, Inc.*............................ 11,100     264
                                                                         -------
                                                                           1,342
Lodging and Restaurants-1.6%
 CKE Restaurants, Inc............................................  6,400     270
 Il Fornaio America Corp.*....................................... 16,100     239
 Rainforest Cafe, Inc.*..........................................  7,800     257
                                                                         -------
                                                                             766
Machinery and Equipment-1.8%
 Applied Power, Inc. ............................................  2,000     138
 Gardner Denver Machinery, Inc.*................................. 14,250     361
 ITEQ, Inc.*..................................................... 22,000     253
 Ivex Packaging Corp. Delaware*..................................  5,000     120
                                                                         -------
                                                                             872
Media-5.0%
 Abacus Direct Corp.*............................................ 10,500     430
 Heftel Broadcasting Corp.*...................................... 11,000     513
 Jacor Communications, Inc.*.....................................  7,000     372
 Market Facts, Inc. ............................................. 11,600     194
 Network Event Theater, Inc.*.................................... 45,000     214
 Princeton Video Image, Inc.*....................................  8,000      75
 Univision Communications, Inc.*.................................  5,400     377
 Vari Lite International, Inc.*.................................. 23,700     283
                                                                         -------
                                                                           2,458
Metals and Mining-0.5%
 Dril Quip, Inc.*................................................    200       7
 Lone Star Technologies, Inc.*...................................    700      20
 Maverick Tube Corp.*............................................  9,500     240
                                                                         -------
                                                                             267

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Miscellaneous-6.2%
 Coinstar, Inc.*................................................. 17,300 $   158
 Eastern Environmental Services, Inc.*........................... 14,400     317
 EduTrek International, Inc. - Cl. A*............................ 10,200     265
 ITI Education Corp.*............................................ 35,400     216
 MAXIMUS, Inc.*..................................................  2,600      63
 Peapod, Inc.*................................................... 25,100     163
 Philip Services Corp.*.......................................... 27,000     388
 PRI Automation, Inc.*...........................................  6,300     182
 Rock of Ages Corp. Delaware*.................................... 15,700     243
 Samsonite Corp.*................................................  5,200     164
 Shelby Williams Industries, Inc. ............................... 16,700     276
 Strayer Education, Inc. ........................................  6,750     223
 Superior Services, Inc.*........................................ 13,300     384
                                                                         -------
                                                                           3,042
Oils and Natural Gas Equipment and Services-2.8%
 Dawson Production Services, Inc.*............................... 11,300     196
 Eagle Geophysical, Inc.*........................................  8,100     105
 Iri International Corp.*........................................  3,100      43
 National-Oilwell, Inc.*.........................................  8,000     274
 Newpark Resources, Inc.*........................................ 24,100     422
 Precision Drilling Corp. - Cl. A*............................... 12,000     293
 Prudential Steel, Ltd...........................................    900       9
                                                                         -------
                                                                           1,342
Oils and Natural Gas Exploration and Production-3.0%
 Core Laboratories NV*...........................................  9,000     163
 Key Energy Group, Inc.*.........................................  9,900     215
 Ocean Energy, Inc.*.............................................  4,000     197
 Pride International, Inc.*...................................... 10,400     263
 Santa Fe Energy Resources, Inc.*................................ 16,900     190
 Stone Energy Corp.*.............................................  7,600     255
 Vintage Petroleum, Inc. ........................................ 10,400     198
                                                                         -------
                                                                           1,481
Pollution Control Equipment and Services-0.6%
 American Disposal Svcs, Inc.*...................................  8,400     307
Printing-0.6%
 Mail-Well Holdings, Inc.*.......................................  7,500     304
Publications-0.9%
 Central Newspapers, Inc. .......................................  4,000     296
 CMP Media, Inc. - Cl. A*........................................  9,300     160
                                                                         -------
                                                                             456
Real Estate Investment Trust-3.5%
 Arden Realty Group, Inc. .......................................  9,400     289
 Crescent Real Estate Equities, Inc. ............................  6,000     236
 Equity Office Properties Trust..................................  8,438     266
 Glenborough Realty Trust, Inc. ................................. 10,700     317
 Hanover Capital Mortgage Holdings, Inc.......................... 15,200     251
 Mack-Cali Realty Corporation....................................  4,300     176
 Starwood Lodging Trust..........................................  3,000     174
                                                                         -------
                                                                           1,709

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
-------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Retail-8.8%
 99 Cents Only Stores*........................................... 10,500 $  310
 Abercrombie and Fitch Co.*......................................  9,300    291
 Arbor Drugs, Inc. .............................................. 16,500    305
 Big Dog Holdings, Inc.*......................................... 12,900     73
 Brylane, Inc.*..................................................  4,800    236
 Concepts Direct, Inc.*..........................................  7,900    166
 Cost Plus, Inc.*................................................ 13,000    377
 Dominick's Supermarkets, Inc.*..................................  9,500    347
 Genovese Drug Stores, Inc. .....................................  8,360    143
 Hibbett Sporting Goods, Inc.*................................... 14,000    308
 Linens 'N Things, Inc.*......................................... 10,000    435
 Proffitt's, Inc.*............................................... 12,000    341
 Quality Food Centers, Inc.......................................  7,200    481
 Stage Stores, Inc.*.............................................  9,000    336
 Track Trail, Inc.*.............................................. 17,700    157
 White Capital Industries Corp.*.................................    500      9
                                                                         ------
                                                                          4,315
Telecommunications-1.4%
 Innova Corp.*................................................... 12,000    183
 MRV Communications, Inc.*.......................................  9,900    236
 Tel-Save Holdings, Inc.*........................................ 13,000    258
                                                                         ------
                                                                            677
Textiles-1.7%
 Culp, Inc. ..................................................... 14,400    288
 Cutter & Buck, Inc.*............................................ 14,700    274
 Tefron, Ltd.*................................................... 11,800    271
                                                                         ------
                                                                            833
Transportation-4.3%
 CH Robinson Worldwide........................................... 14,600    327
 Budget Group, Inc. - Cl. A*.....................................  8,300    287
 Carey International, Inc.*......................................  3,600     54
 Eagle USA Airfreight, Inc.*.....................................  9,000    257
 Jevic Transportation, Inc.*..................................... 15,500    250
 Motivepower Industries, Inc.*................................... 12,900    300
 Rollins Truck Leasing Corp. .................................... 20,700    370
 Simon Transportation Svcs, Inc.*................................ 10,600    254
                                                                         ------
                                                                          2,099
Utilities - Telecommunications-1.1%
 Metromedia Fiber Network, Inc.*................................. 18,900    314
 Transcoastal Marine Svcs, Inc.*.................................    900     13
 Winstar Communications, Inc.*...................................  9,000    224
                                                                         ------
                                                                            551
                                                                         ------
                                              TOTAL COMMON STOCK-  96.0% 46,814

                                                                 Par   Market
                        Name of Issuer                          Value   Value
                                                               (000's) (000's)
JOINT REPURCHASE AGREEMENT-4.0%
 Investment in joint repurchase agreement with Swiss Bank
  Corp. dated 12/31/97
 6.60% due 1/02/98(a)........................................  $1,969  $ 1,969
                                                                       -------
                            TOTAL JOINT REPURCHASE AGREEMENT-    4.0%    1,969
                                                               ------  -------
                                           TOTAL INVESTMENTS-  100.0%   48,783
                         Payables, less cash and receivables-    0.0%      (22)
                                                               ------  -------
                                                  NET ASSETS-  100.0%  $48,761
                                                               ======  =======

(a) The repurchase agreement, dated 12/31/97, is fully collateralized by U.S. government obligations. The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock. (see Note B)
 * Non-income producing security.
ADR-American Depositary Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK
Australia-2.6%
 Amcor, Ltd. (PAPR)..............................................  3,000 $    13
 Boral, Ltd. (BUIL)..............................................  5,000      13
 Brambles Industries, Ltd. (DIVO)................................  2,000      40
 Broken Hill Proprietary Co., Ltd. (DIVO)........................ 11,500     107
 Coca-Cola Amatil, Ltd. (FOOD)...................................  2,000      15
 CRA, Ltd. (META)................................................  3,000      35
 CSR, Ltd. (BUIL)................................................  4,000      14
 David Jones, Ltd. (RETL)........................................ 13,500      15
 Lend Lease Corp. (FINL).........................................  1,400      27
 M.I.M. Holdings, Ltd. (META).................................... 11,686       7
 Mayne Nickless, Ltd. (DIVO).....................................  3,000      16
 National Australia Bank, Ltd. (BANK)............................  8,000     112
 News Corp., Ltd. (MEDI)......................................... 16,900      93
 Pacific Dunlop, Ltd. (DIVO).....................................  6,700      14
 Qantas Airways, Ltd. (TRAN).....................................  9,336      17
 Santos, Ltd. (OILS).............................................  2,000       8
 Telstra Corporation Limited* (TELE).............................  4,000       8
 Westpac Banking Corp., Ltd. (BANK).............................. 12,000      77
 WMC, Ltd. (META)................................................  7,800      27
 Woolworth's, Ltd. (RETL)........................................  4,000      13
                                                                         -------
                                                                             671
Belgium-2.0%
 Delhaize-Le Lion SA (RETL)......................................  1,050      53
 Electrabel SA (UTIE)............................................    480     111
 Fortis AG (INSU)................................................    332      69
 Fortis AG* (INSU)...............................................     32       0
 Generale de Banque SA (BANK)....................................    100      44
 Groupe Bruxelles Lambert SA (FUND)..............................    160      23
 Kredietbank NV (BANK)...........................................      3       1
 Kredietbank NV (BANK)...........................................     60      25
 N.V. Union Miniere SA* (META)...................................    282      20
 Petrofina SA (OILS).............................................    150      55
 Societe Generale de Belgique (DIVO).............................    300      27
 Solvay SA (CHEM)................................................    600      38
 Tractebel (UTIE)................................................    350      31
                                                                         -------
                                                                             497
Canada-1.9%
 Agrium, Inc. (CHEM).............................................  1,200      14
 Alcan Aluminum, Ltd. (META).....................................    900      25
 Bank of Montreal (BANK).........................................    700      31
 Barrick Gold Corp. (META).......................................    600      11
 Canadian National Railway Co. (TRAN)............................    600      28
 Canadian Pacific, Ltd. (TRAN)...................................  2,100      57
 Hudson's Bay Co. (RETL).........................................    800      18
 Imasco, Ltd. (FOOD).............................................    200       7
 Imperial Oil, Ltd. (OILS).......................................    800      52
 Magna International, Inc. (AUTO)................................    200      13
 Moore Corp., Ltd.* (EDPE).......................................    900      14
 Newbridge Networks Corp. (TELE).................................    300      11
 Noranda, Inc. (META)............................................    900      15
 Northern Telecom, Ltd. (TELE)...................................    200      18
 NOVA Corp. (CHEM)...............................................  2,500      24
 Price REIT, Inc. (REIT).........................................    300      25
 Royal Bank of Canada (BANK).....................................    800      42
 Seagram Co., Ltd. (DIVO)........................................    500      16

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Canada-Continued
 TELUS Corp. (TELE).............................................. 1,300  $    29
 Transcanada Pipelines, Ltd. (OILS).............................. 1,300       29
 Westcoast Energy, Inc. (UTIG)...................................   600       14
                                                                         -------
                                                                             493
Finland-0.5%
 Cultor Oyj (FOOD)...............................................   200       12
 Merita, Ltd.* (BANK)............................................ 2,500       15
 Metsa-Serla Oy - B Shares* (PAPR)...............................   700        6
 Outokumpu OY (META).............................................   600        8
 Oy Nokia AB (TELE)..............................................   800       57
 Pohjola Insurance Group (INSU)..................................   200        8
 Rauma Oy (MACH).................................................    27        0
 Sampo (DIVO)....................................................   400       13
 UPM-Kymmene Corp.* (PAPR)....................................... 1,000       20
                                                                         -------
                                                                             139
France-3.1%
 Accor SA (LODG).................................................   155       30
 Alcatel Alsthom (TELE)..........................................   200       26
 AXA SA (INSU)...................................................   480       38
 Banque Nationale de Paris (BANK)................................   600       33
 Cie Finance Paribas (BANK)......................................   321       29
 Compagnie de St. Gobain (BUIL)..................................   256       36
 Compagnie Generale des Eaux (DIVO)..............................   312       45
 Credit Local de France (FINL)...................................   200       23
 Elf Aquitaine (OILS)............................................   400       47
 France Telecom* (TELE).......................................... 1,100       40
 Group Danone* (FOOD)............................................   100       18
 Lafarge SA (BUIL)...............................................   200       13
 Lagardere S.C.A. (DIVO).........................................   800       26
 Lyonnaise des Eaux SA (DIVO)....................................   395       44
 Michelin (AUTO).................................................   558       28
 Pechiney SA (DIVO)..............................................   661       26
 Pinault-Printemps-Redoute SA (RETL).............................   100       53
 PSA Peugeot (AUTO)..............................................   320       40
 Rhone-Poulenc (CHEM)............................................   926       41
 SEITA (FOOD)....................................................   900       32
 Societe Generale de Paris (BANK)................................   285       39
 Thomson CFS (ETRN)..............................................   900       28
 Total SA - Cl. B (OILS).........................................   421       46
 Usinor Sacilor (META)...........................................   500        7
                                                                         -------
                                                                             788
Germany-6.0%
 Allianz AG (INSU)...............................................   600      155
 BASF AG (CHEM)..................................................   900       32
 Bayer AG (CHEM)................................................. 2,000       75
 Bayerische Motoren Werke AG (AUTO)..............................    80       59
 Commerzbank AG (BANK)........................................... 1,950       77
 Continental AG (AUTO)........................................... 1,750       39
 Daimler-Benz AG (AUTO)..........................................   800       56
 Deutsche Bank AG (BANK)......................................... 1,920      135
 Deutsche Telekom* (UTIT)........................................ 6,300      118
 Henkel KGaA (CHEM)..............................................   600       38
 Hochtief AG (CONS)..............................................   500       20
 Hoechst AG (CHEM)...............................................   700       25

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Germany-Continued
 M.A.N. AG (AUTO)................................................    130 $    38
 Mannesmann AG (DIVO)............................................    150      76
 Metro AG* (RETL)................................................  1,310      47
 Muenchener Rueckversicherungs-
  Gesellschaft (INSU)............................................    300     113
 Preussag AG (META)..............................................    170      52
 RWE AG (UTIE)...................................................  1,340      71
 Schering AG (HEAL)..............................................    640      62
 Siemens AG (DIVO)...............................................  1,300      77
 VEBA AG (UTIE)..................................................  1,420      97
 Volkswagen AG (AUTO)............................................    100      56
                                                                         -------
                                                                           1,518
Hong Kong-0.6%
 Cheung Kong (Holdings), Ltd. (REAL).............................  5,000      33
 China Light & Power Co., Ltd. (UTIE)............................  2,000      11
 Citic Pacific, Ltd. (DIVO)......................................  2,000       8
 Hang Seng Bank, Ltd. (BANK).....................................  1,500      14
 Hong Kong & China Gas Co., Ltd. (UTIG)..........................  9,000      17
 Hong Kong Telecommunications, Ltd.
  (TELE)......................................................... 10,000      21
 Hutchison Whampoa, Ltd. (DIVO)..................................  4,000      25
 Sun Hung Kai Properties, Ltd. (REAL)............................  2,000      14
 Swire Pacific, Ltd. - Cl. A (DIVO)..............................  1,000       6
                                                                         -------
                                                                             149
Italy-2.5%
 Assicurazioni Generali (INSU)...................................  2,500      61
 Banca Commerciale Italiana (BANK)...............................  7,000      25
 Credito Italiano SpA (BANK)..................................... 11,500      36
 Danieli & Co. (ENGI)............................................  5,000      19
 Edison SpA (UTIE)...............................................  2,400      15
 Ente Nazionale Idrocarburi SpA (OILS)........................... 18,000     101
 Fiat SpA* (AUTO)................................................ 23,000      35
 Istituto Mobiliare Italiano SpA (FINL)..........................  3,000      36
 Istituto Nazionale delle Assicurazioni
  (INSU)......................................................... 13,000      26
 Italgas SpA (UTIG)..............................................  4,700      19
 La Rinascente SpA (RETL)........................................  2,760      21
 La Rinascente (RETL)............................................  4,000      15
 Mediobanca SpA (FINL)...........................................  1,000       8
 Montedison SpA* (DIVO).......................................... 41,620      37
 Societa Assicuratrice Industriale
  (INSU).........................................................  2,300      10
 Telecom Italia Mobile SpA (UTIT)................................ 19,000      54
 Telecom Italia Mobile SpA (UTIT)................................  8,000      37
 Telecom Italia SpA (UTIT)....................................... 14,627      63
 Telecom Italia SpA* (TELE)......................................  4,000      26
                                                                         -------
                                                                             644
Japan-9.3%
 Amada Co., Ltd (MACH)...........................................  5,000      19
 Bank of Tokyo-Mitsubishi (BANK).................................  5,000      69
 Canon Sales Co., Inc. (EDPE)....................................  1,100      13
 Canon, Inc. (EDPE)..............................................  3,000      70
 Citizen Watch Co., Ltd. (HOUS)..................................  5,000      34
 Dai Nippon Printing Co., Ltd. (PRIN)............................  5,000      93
 Daiichi Pharm Co., Ltd. (HEAL)..................................  4,000      45
 Daikin Industries, Ltd. (MACH)..................................  5,000      19
 Daiwa House Industry Co., Ltd. (CONS)...........................  3,000      16

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Japan-Continued
 Fanuc (MACH)....................................................  2,200 $    83
 Fujitsu, Ltd. (EDPE)............................................  3,000      32
 Hitachi, Ltd. (ETRN)............................................ 10,000      71
 Honda Motor Co. (AUTO)..........................................  2,000      73
 Hoya Corp. (ETRN)...............................................  1,000      31
 Inax Corp. (BUIL)...............................................  3,000       9
 Ito-Yokado Co., Ltd. (RETL).....................................  2,000     101
 Kanegafuchi Chemical Industry (CHEM)............................  5,000      23
 Keio Teito Electric Railway (TRAN)..............................  6,000      23
 Kinki Nippon Railway (TRAN).....................................  6,000      32
 Kirin Brewery Co. (FOOD)........................................  6,000      44
 Kokuyo Co. (EDPE)...............................................  2,000      34
 Kuraray Co., Ltd. (TEXT)........................................  6,000      50
 Kyocera Corp. (ETRN)............................................  1,000      45
 Marui Co., Ltd. (RETL)..........................................  3,000      47
 Matsushita Electric Industrial Co.* (AUDI)......................  8,000     117
 NGK Insulators (AUTO)...........................................  8,000      71
 Nintendo Corp., Ltd. (LEIS).....................................    500      49
 Nippon Meat Packers, Inc. (FOOD)................................  3,000      41
 Nippon Steel Co. (META).........................................  4,000       6
 Nippondenso Co., Ltd. (ETRN)....................................  2,000      36
 Okumura Corp. (CONS)............................................  6,000      14
 Osaka Gas Co. (UTIG)............................................ 10,000      23
 Sankyo Co., Ltd. (HEAL).........................................  4,000      90
 Secom Co. (ETRN)................................................  1,000      64
 Seino Transportion (TRAN).......................................  3,000      15
 Sekisui House, Ltd. (READ)......................................  8,000      51
 Sony Corp. (AUDI)...............................................    800      71
 Sumitomo Bank (BANK)............................................  5,000      57
 Sumitomo Chemical Co. (CHEM)....................................  4,000       9
 Sumitomo Electric Industries (ETRN).............................  4,000      55
 Takeda Chemical Industries (HEAL)...............................  3,000      85
 TDK Corp. (ETRN)................................................  1,000      75
 Tokio Marine & Fire Insurance Co. (INSU)........................  5,000      57
 Tokyo Electric Power (UTIE).....................................  1,500      27
 Tonen Corp. (OILS)..............................................  3,000      16
 Toray Industries, Inc. (CHEM)................................... 18,000      81
 Toshiba Corp. (ETRN)............................................ 12,000      50
 Toyo Suisan Kaisha (FOOD).......................................  3,000      21
 Toyota Motor Corp. (AUTO).......................................  3,000      86
 Yamazaki Baking Co., Ltd. (FOOD)................................  2,000      20
                                                                         -------
                                                                           2,363
Malaysia-0.7%
 Hume Industries (Malaysia) Berhad (BUIL)........................  5,000       6
 Kuala Lumpur Kepong Berhad (DIVO)...............................  9,000      20
 Land & General Berhad (DIVO)....................................  6,000       1
 Malayan Banking Berhad (BANK)...................................  5,400      16
 Malaysia International Shipping Berhad (TRAN)...................  4,000       6
 Nestle (Malaysia) Berhad (FOOD).................................  3,000      14
 New Straits Times Press Berhad (PUBL)...........................  4,000       5
 Perusahaan Otomobil Nasional Berhad (AUTO)......................  3,000       3
 Petronas Gas Berhad (UTIG)......................................  4,000       9
 Public Bank Berhad Myr 0.5 (BANK)...............................  8,000       3

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Malaysia-Continued
 Public Bank Berhad A Shares (BANK)..............................  1,600 $     1
 Public Bank Berhad Myr 0.5 (BANK)...............................  1,600       0
 Resorts World Berhad (LEIS).....................................  2,000       3
 Rothmans of Pall Mall (Malaysia) Berhad (FOOD)..................  3,000      23
 Sime Darby Berhad (DIVO)........................................ 14,000      13
 Telekom Malaysia Berhad (TELE)..................................  8,500      25
 Tenaga Nasional Berhad (UTIE)................................... 11,000      23
 UMW Holdings Berhad (DIVO)......................................  3,000       2
 United Engineers (Malaysia), Ltd. (DIVO)........................  3,000       2
 YTL Corp. Berhad (DIVO).........................................  6,000       8
 YTL Power International Berhad* (MIS)                               200       0
                                                                         -------
                                                                             183
Netherlands-2.6%
 ABN Amro Holding NV (BANK)......................................  2,809      55
 Akzo Nobel NV (CHEM)............................................    130      22
 Elsevier NV (PUBL)..............................................  3,400      55
 Heineken NV (FOOD)..............................................    200      35
 ING Groep NV (BANK).............................................  1,663      69
 KLM Royal Dutch Air Lines NV (TRAN).............................    407      15
 Koninklijke Nederlandsche Hoogovens NV (META)...................    313      13
 Koninklijke PTT Nederland NV (TELE).............................  1,613      66
 Philips Electronics NV (ETRN)...................................    900      54
 Royal Dutch Petroleum Co. - NY Shares (OILS)....................  3,800     205
 Unilever Nv (DIVO)..............................................  1,200      73
                                                                         -------
                                                                             662
New Zealand-1.8%
 Brierley Investments, Ltd. (FUND)............................... 71,400      51
 Carter Holt Harvey, Ltd. (PAPR)................................. 34,000      53
 Fletcher Challenge Building (BUIL).............................. 11,000      22
 Fletcher Challenge Energy (OILS)................................ 12,000      42
 Fletcher Challenge Forests (PAPR)............................... 24,520      20
 Fletcher Challenge Paper (PAPR)................................. 22,500      29
 Lion Nathan, Ltd. (FOOD)........................................  8,000      18
 Telecom Corp. of New Zealand (UTIT)............................. 48,000     232
                                                                         -------
                                                                             467
Singapore-0.9%
 City Developments, Ltd. (READ)..................................  3,000      14
 DBS Land, Ltd. (READ)...........................................  5,000       8
 Development Bank of Singapore, Ltd. (BANK)......................  3,000      26
 Elec & Eltek International Co., Ltd. (ETRN).....................  1,100       5
 Fraser & Neave, Ltd. (FOOD).....................................  1,000       4
 Hotel Properties, Ltd. (LODG)...................................  9,000       6
 Keppel Corp., Ltd. - Cl. A* (DIVO)..............................  3,250       9
 Keppel Land, Ltd. (DIVO)........................................  3,000       4
 Oversea-Chinese Bank Corp., Ltd. (BANK).........................  4,600      27
 Singapore Airlines, Ltd. (TRAN).................................  5,000      33
 Singapore Press Holdings, Ltd. (PUBL)...........................  1,000      13
 Singapore Telecommunications, Ltd. (UTIT)....................... 21,000      39

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Singapore-Continued
 United Overseas Bank, Ltd. (BANK)............................... 5,000  $    28
 Wing Tai Holdings, Ltd. (DIVO).................................. 3,000        4
                                                                         -------
                                                                             220
Spain-1.6%
 Banco Bilbao Vizcaya SA (BANK).................................. 1,500       49
 Banco Popular Espanol SA (BANK).................................   520       36
 Banco Santander SA (BANK)....................................... 1,050       35
 Banco Central Hispanoamericano (BANK)........................... 1,200       29
 Corporation, Mapfre Sa (INSU)...................................   400       11
 Empresa Nacional de Electricidad SA (UTIE)...................... 2,800       50
 Fomento de Construcciones y Contratas SA (CONS).................   400       15
 Gas Natural SDG SA (UTIG).......................................   500       26
 Iberdrola SA (UTIE)............................................. 2,800       37
 Repsol SA (OILS)................................................   700       30
 Tabacalera SA* (FOOD)...........................................   100        8
 Telefonica de Espana (UTIT)..................................... 1,700       49
 Vallehermoso SA (READ)..........................................   400       12
 Viscofan Industria Navarra de Envolturas Celulosicas
  SA (FOOD)......................................................   500       13
                                                                         -------
                                                                             400
Sweden-1.0%
 ABB AB - Cl. A (MACH)........................................... 1,100       13
 Astra Ab (HEAL)................................................. 2,600       45
 Electrolux AB - Ser. B (HOUS)...................................   200       14
 Ericsson(Lm) Telephone (TELE)...................................   900       34
 Hennes & Mauritz AB - B Shares (RETL)...........................   600       26
 Nordbanken Holding* (BANK)...................................... 6,100       34
 Securitas Ab (DIVO).............................................   500       15
 Skanska Ab (DIVO)...............................................   300       12
 Svenska Handelsbanken, Inc. (BANK)..............................   500       17
 Swedish Match (DIVO)............................................ 8,500       28
 Volvo(Ab) (AUTO)................................................ 1,000       27
                                                                         -------
                                                                             265
Switzerland-2.8%
 ABB AG* (ENGI)..................................................    13       17
 CS Holding AG (BANK)............................................   453       70
 Holderbk Fn Glarus (BANK).......................................    25       21
 Nestle SA (FOOD)................................................    53       79
 Novartis AG* (HEAL).............................................   113      183
 Roche Holdings AG (HEAL)........................................    13      129
 Sairgroup* (AERO)...............................................    14       20
 Schweizerische Bankgesellschaft (BANK)..........................    33       49
 Schweizerische Rueckversicherungs-
  Gesellschaft (INSU)............................................    32       60
 Sulzer AG (DIVO)................................................    25       17
 Swiss Life (INSU)...............................................    31       25
 Zurich Versicherungsgesellschaft (INSU).........................    90       44
                                                                         -------
                                                                             714

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
United Kingdom - 14.0%
 Abbey National First Capital BV (BANK)..........................  4,000 $    72
 B.A.T. Industries plc (FOOD).................................... 18,400     168
 Barclays Bank (BANK)............................................  2,000      53
 Bass plc - ADR (LODG)...........................................  2,300      36
 BG plc (UTIG)................................................... 19,970      90
 Billiton plc (META)............................................. 15,000      38
 Booker plc (FOOD)...............................................  8,300      44
 British Energy plc (UTIE)....................................... 10,000      69
 British Petroleum Co. plc - ADR* (OILS)......................... 10,931     144
 British Sky Broadcast (TELE)....................................  5,000      37
 British Steel plc (META)........................................ 18,800      40
 British Telecommunications plc (TELE)........................... 17,500     137
 BTR plc (DIVO)..................................................  7,000      21
 Cable & Wireless plc (TELE).....................................  4,000      35
 Cadbury Schweppes plc (FOOD)....................................  7,000      71
 Centrica plc* (UTIG)............................................ 15,500      23
 Charter plc (DIVO)..............................................  4,372      54
 Coats Viyella plc (TEXT)........................................ 16,500      25
 FKI plc (MACH).................................................. 19,500      61
 General Electric Co. plc (ETRN)................................. 17,900     116
 Glaxo Wellcome plc - ADR (HEAL)................................. 10,300     245
 Great Universital Stores plc (RETL).............................  6,000      76
 Greenalls Group (FOOD)..........................................  5,000      36
 Guinness plc (FOOD).............................................  7,800      70
 Hanson plc (BUIL)...............................................  6,875      31
 Hillsdown Holdings plc (FOOD)................................... 20,000      49
 House of Fraser plc (RETL)...................................... 21,000      68
 HSBC Holdings plc (BANK)........................................  4,000     104
 Inchcape plc (DIVO)............................................. 10,000      27
 Jefferson Smurfit Group plc (MISC).............................. 16,000      44
 Legal & General Group plc (INSU)................................ 10,500      92
 Lloyds TSB Group plc (BANK)..................................... 14,000     182
 Marks & Spencer plc (RETL)...................................... 12,000     119
 Mirror Group plc (PUBL)......................................... 20,000      64
 National Westminster Bank plc (BANK)............................  3,500      58
 Northern Foods plc (FOOD)....................................... 11,000      48
 Peninsular & Oriental Steam Navigation Co. (TRAN)...............  7,500      85
 Reckitt & Colman plc (HOUS).....................................  2,425      38
 Reuters Holdings plc (MEDI).....................................  4,000      44
 RJB Mining plc (META)........................................... 10,500      22
 Royal & Sun Alliance Insurance Group plc (INSU).................  4,944      50
 RTZ Corp. plc (META)............................................  4,900      59
 Scottish Hydro-Electric plc (UTIE)..............................  4,900      40
 Sears plc (RETL)................................................ 27,000      24
 Sedgwick Group plc (INSU)....................................... 17,500      41
 SmithKline Beecham plc (HEAL)................................... 12,000     123
 Tate & Lyle (FOOD)..............................................  5,000      41
 Tesco plc (RETL)................................................  8,500      70
 Thames Water plc (WATR).........................................  5,000      74
 Unilever plc (DIVO).............................................  5,000      43
 Vodafone Group plc (TELE)....................................... 10,500      76
 Williams plc (DIVO)............................................. 12,000      67
                                                                         -------
                                                                           3,544
                                                                         -------
                                              TOTAL COMMON STOCK-  53.9%  13,717

                                                                         Market
                       Name of Issuer                           Shares    Value
                                                                         (000's)
PREFERRED STOCK
Australia-0.1%
 News Corp., Ltd. - Pref. (MEDI)............................       3,000 $    15
                                                                 Par
                                                                Value
                                                               (000's)
PUBLICLY-TRADED BONDS-43.1%
Australia-3.1%
 Commonwealth of Australia - Bonds (GOVF)
 10.00% due 10/15/02........................................  $      500     383
 Queensland Treasury - Global Notes (GOVF)
 8.00% due 5/14/03..........................................         580     414
                                                                         -------
                                                                             797
Canada-5.0%
 Government of Canada - Debs. (GOVF)
 7.50% due 12/01/03.........................................       1,000     770
 4.50% due 12/01/21.........................................         635     489
                                                                         -------
                                                                           1,259
Denmark-5.0%
 Kingdom of Denmark - Bonds (GOVF)
 8.00% due 5/15/03..........................................       7,700   1,269
France-1.7%
 Government of France - Bonds (GOVF)
 8.25% due 2/27/04..........................................       2,200     428
Germany-10.5%
 Federal Republic of Germany - Bonds (GOVF)
 8.25% due 9/20/01..........................................       2,400   1,496
 8.00% due 7/22/02..........................................         550     345
 6.00% due 9/15/03..........................................       1,400     820
                                                                         -------
                                                                           2,661
Italy-2.4%
 Republic of Italy - Bonds (GOVF)
 6.25% due 3/01/02..........................................   1,035,000     610
Netherlands-4.0%
 Government of Netherlands - Bonds (GOVF)
 7.00% due 2/15/03..........................................         970     522
 6.50% due 4/15/03..........................................         930     491
                                                                         -------
                                                                           1,013
Spain-3.0%
 Government of Spain - Bonds (GOVF)
 7.90% due 2/28/02..........................................     105,000     763
Sweden-1.2%
 Government of Sweden - Bonds (GOVF)
 10.25% due 5/05/03.........................................       2,000     303
United Kingdom-7.2%
 Conversion - Bonds (GOVF)
 9.50% due 10/25/04.........................................         470     900

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
United Kingdom-Continued
 U.K. Treasury - Bonds (GOVF)
 6.75% due 11/26/04............................................  $  339  $   568
 9.00% due 10/13/08............................................     188      374
                                                                         -------
                                                                           1,842
                                                                         -------
                                   TOTAL PUBLICLY-TRADED BONDS-   43.1%   10,945
WARRANTS-0.0%
 AXA-UAP
 expires 1/07/99 (Cost $2).....................................       0        0
 Compagnie General de Eaux
 expires 5/02/01...............................................       1        0
 La Rinascente SpA
 expires 11/30/99..............................................       0        0
 Societe Generale de Belgique
  expires 11/15/99.............................................       0        0
                                                                         -------
                                                TOTAL WARRANTS-                0
RIGHTS-0.0%
 La Renascente SpA
 Expires 1/16/98 (Cost $2).....................................       2        0
COMMERCIAL PAPER-1.2%
 Ford Motor Credit Co.
 5.55% due 1/14/98.............................................     300      299
                                                                 ------  -------
                                             TOTAL INVESTMENTS-   98.3%   24,976
                           Cash and receivables, less payables-    1.7%      444
                                                                 ------  -------
                                                    NET ASSETS-  100.0%  $25,420
                                                                 ======  =======

ADR-American Depository Receipt
* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO
SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                 Industry   Market     % of
                   Industry                    Abbreviation  Value   Long-Term
                                                            (000's) Investments
Foreign Government............................     GOVF     $10,945     44.4%
Banks and Finance.............................     BANK       1,895      7.7%
Diversified Operations........................     DIVO       1,023      4.2%
Health Products and Services..................     HEAL       1,007      4.1%
Food, Beverage and Tobacco....................     FOOD         931      3.8%
Insurance.....................................     INSU         860      3.5%
Oils and Natural Gas Exploration and
 Production...................................     OILS         775      3.1%
Retail........................................     RETL         766      3.1%
Telecommunications............................     TELE         646      2.6%
Electronic Products...........................     ETRN         630      2.6%
Automotive and Rubber.........................     AUTO         624      2.5%
Utilities -Telecommunications.................     UTIT         592      2.4%
Utilities - Electric..........................     UTIE         582      2.4%
Chemicals.....................................     CHEM         422      1.7%
Metals and Mining.............................     META         385      1.6%
Transportation................................     TRAN         311      1.3%
Utilities - Gas...............................     UTIG         221      0.9%
Machinery and Equipment.......................     MACH         195      0.8%
Audio/Video Home Products.....................     AUDI         188      0.8%
Computers and Office Equipment................     EDPE         163      0.7%
Media.........................................     MEDI         152      0.6%
Building Products.............................     BUIL         144      0.6%
Paper and Forest Products.....................     PAPR         141      0.6%
Publications..................................     PUBL         137      0.6%
Financial Services............................     FINL          94      0.4%
Printing......................................     PRIN          93      0.4%
Household and Personal........................     HOUS          86      0.4%
Real Estate Development.......................     READ          85      0.3%
Investment Companies..........................     FUND          74      0.3%
Textiles......................................     TEXT          75      0.3%
Water and Water Treatment Services............     WATR          74      0.3%
Lodging and Restaurants.......................     LODG          72      0.3%
Construction..................................     CONS          65      0.3%
Leisure and Recreation Products and Services..     LEIS          52      0.2%
Real Estate Operations........................     REAL          47      0.2%
Miscellaneous.................................     MISC          44      0.2%
Engineering...................................     ENGI          36      0.2%
Real Estate Investment Trust..................     REIT          25      0.1%
Aerospace.....................................     AERO          20      0.1%
                                                            -------    -----
                                                            $24,677    100.0%
                                                            =======    =====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                                        Market
                         Name of Issuer                                  Value
                                                                 Shares (000's)
COMMON STOCK
Automotive and Rubber-0.7%
 OEA, Inc.*.....................................................  9,650 $   279
Banks and Finance-2.3%
 First Empire State Corp........................................    600     279
 Northern Trust Corp............................................  3,375     235
 Regions Financial Corp.........................................  5,025     212
 Star Banc Corporation..........................................  3,700     212
                                                                        -------
                                                                            938
Business Services-9.9%
 Capita Group plc............................................... 96,838     590
 Coinmach Laundry Corp.*........................................  7,425     182
 Outdoor Systems, Inc.*......................................... 12,275     471
 Paychex, Inc................................................... 44,325   2,244
 Profit Recovery Group International, Inc.*..................... 12,150     216
 Robert Half International, Inc.*...............................  3,150     126
 Snyder Communications, Inc.*...................................  3,800     139
                                                                        -------
                                                                          3,968
Computer Software and Services-3.4%
 America Online, Inc.*..........................................  4,450     397
 Cadence Design Systems, Inc.*.................................. 40,175     984
                                                                        -------
                                                                          1,381
Computers and Office Equipment-2.0%
 SIPEX Corporation*............................................. 20,125     609
 Vitesse Semiconductor Corporation*.............................  5,450     206
                                                                        -------
                                                                            815
Electronic and Processing Equipment-1.9%
 Maxim Integrated Products, Inc.*............................... 22,100     762
Electronic Products-3.4%
 Berg Electronics Corp.*........................................ 22,125     503
 Littelfuse, Inc.*.............................................. 28,150     700
 Sanmina Corporation*...........................................  2,325     158
                                                                        -------
                                                                          1,361
Financial Services-5.8%
 American Capital Strategies, Ltd...............................  9,600     174
 Ameripath, Inc.*............................................... 11,650     198
 Capital Trust - Cl. A*......................................... 14,000     158
 Charles Schwab Corp............................................ 21,662     908
 HealthCare Financial Partners, Inc.*........................... 15,450     548
 Medallion Financial Corp. ..................................... 15,875     349
                                                                        -------
                                                                          2,335
Food, Beverage and Tobacco-1.2%
 JP Foodservice, Inc.*.......................................... 12,550     464
Government Agencies-0.4%
 Federal Agricultural Mortgage Corp.*...........................  2,775     169
Health Products and Services-8.1%
 Omnicare, Inc. ................................................ 73,025   2,265
 Pediatrix Medium Group, Inc.*.................................. 12,350     528
 Sofamor Danek Group, Inc.*.....................................  7,450     485
                                                                        -------
                                                                          3,278

                                                                         Market
                       Name of Issuer                                     Value
                                                                 Shares  (000's)
COMMON STOCK-Continued
Insurance-2.8%
 Progressive Corp. .............................................   5,300 $   635
 Protective Life Corp. .........................................   4,075     243
 UICI*..........................................................   6,550     228
                                                                         -------
                                                                           1,106
Investment Companies-1.2%
 Amvescap plc...................................................  56,324     482
Leisure and Recreation Products and
 Services-4.0%
 Family Golf Centers, Inc.*.....................................   8,275     260
 Premier Parks, Inc.*...........................................   7,825     317
 Regal Cinemas,Inc.*............................................   8,025     224
 Royal Caribbean Cruises, Ltd...................................  15,175     809
                                                                         -------
                                                                           1,610
Lodging and Restaurants-11.1%
 J.D. Wetherspoon plc........................................... 354,710   1,940
 Papa John's International, Inc.*...............................  25,362     884
 PizzaExpress plc............................................... 132,379   1,622
                                                                         -------
                                                                           4,446
Machinery and Equipment-0.5%
 Rental Service Corp.*..........................................   8,475     208
Media-9.6%
 Chancellor Media Corp.*........................................  11,250     840
 Clear Channel Communications, Inc.*............................  19,600   1,557
 Heftel Broadcasting Corp.*.....................................  19,550     914
 Univision Communications, Inc.*................................   7,750     541
                                                                         -------
                                                                           3,852
Miscellaneous-6.1%
 Apollo Group, Inc. - Cl. A*....................................  32,750   1,547
 DeVry, Inc.*...................................................   2,150      69
 Sealed Air Corp.*..............................................  10,850     670
 Trigen Energy Corp. ...........................................   8,925     178
                                                                         -------
                                                                           2,464
Oils and Natural Gas Equipment and Services-1.4%
 Hanover Compressor Co.*........................................  27,950     571
Pollution Control Equipment and
 Services-0.3%
 Culligan Water Technologies, Inc.*.............................   2,425     122
Real Estate Development-0.9%
 Security Capital Group, Inc.*..................................  11,525     375
Real Estate Investment Trust-0.6%
 Vornado Realty Trust...........................................   5,050     237
Real Estate Operations-2.1%
 Insignia Financial Group, Inc.* - Cl. A........................  37,500     863
Retail-10.0%
 Barnett, Inc.*.................................................  26,700     587
 CompUSA, Inc.*.................................................   9,800     304
 Fastenal Co. ..................................................  38,900   1,488
 Fred Meyer, Inc.*..............................................   4,700     171
 MSC Industrial Direct Co., Inc.*...............................   4,500     191

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                                        Market
                        Name of Issuer                                   Value
                                                                Shares  (000's)
COMMON STOCK-Continued
Retail-Continued
 O'Reilly Automotive, Inc.*....................................   6,550 $   172
 Petco Animal Supplies, Inc.*..................................  41,309     991
 Quality Food Centers, Inc.*...................................   1,550     104
                                                                        -------
                                                                          4,008
Telecommunications-1.6%
 PriCellular Corp. - Cl. A*....................................  60,462     631
Transportation-0.8%
 Ryanair Holdings plc - ADR*...................................  13,275     334
Utilities - Electric-3.1%
 AES Corp.*....................................................  26,600   1,240
                                                                        -------
                                            TOTAL COMMON STOCK-   95.2%  38,299
                                                                  Par
                                                                 Value
                                                                (000's)
SHORT-TERM INVESTMENTS-5.0%
 Federal Home Loan Mortgage Discount Nts
  6.00% due 1/02/98............................................ $ 2,000   1,999
WARRANTS-0.0%
 Littelfuse, Inc.
  expires 12/27/01.............................................       1      15
                                                                ------- -------
                                             TOTAL INVESTMENTS- 100.2 %  40,313
                           Payables, less cash and receivables-  (0.2)%     (78)
                                                                ------- -------
                                                    NET ASSETS- 100.0 % $40,235
                                                                ======= =======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK
Aerospace-0.0%
 Raytheon Co. ...................................................    517 $    25
Automotive and Rubber-1.8%
 Echlin, Inc. ...................................................  8,700     315
 General Motors Corp. ...........................................  8,100     491
 Genuine Parts Co. .............................................. 14,200     482
                                                                         -------
                                                                           1,288
Banks and Finance-9.0%
 Banc One Corp. ................................................. 11,000     597
 BankBoston Corp. ...............................................  4,400     413
 Bankers Trust New York Corp. ...................................  5,700     642
 Chase Manhattan Corp. ..........................................  6,000     658
 First Union Corp. ..............................................  8,170     419
 Fleet Financial Group, Inc. ....................................  7,000     525
 J.P. Morgan & Co., Inc. ........................................  5,300     598
 Mellon Bank Corp. .............................................. 22,100   1,341
 Mercantile Bankshares Corp. ....................................  7,200     282
 National City Corp. ............................................  5,900     388
 PNC Bank Corp. .................................................  5,700     325
 Wells Fargo & Co. ..............................................  1,200     407
                                                                         -------
                                                                           6,595
Building Products-0.5%
 Armstrong World Industries, Inc. ...............................  4,700     351
Business Services-0.5%
 ACNielson Corp.*................................................      1       0
 Dun & Bradstreet Corp........................................... 12,500     387
                                                                         -------
                                                                             387
Chemicals-6.3%
 Dow Chemical Co. ............................................... 10,900   1,107
 E.I. du Pont de Nemours & Co. .................................. 11,500     692
 Eastman Chemical Co. ...........................................  4,400     262
 Great Lakes Chemical Corp. ..................................... 12,400     556
 Imperial Chemical Industries plc - ADR..........................  6,300     409
 Lubrizol Corp. .................................................  6,600     243
 Nalco Chemical Co. .............................................  8,600     340
 PPG Industries, Inc. ...........................................  6,300     360
 Witco Corp. .................................................... 15,100     616
                                                                         -------
                                                                           4,585
Diversified Operations-4.9%
 Fortune Brands, Inc. ........................................... 10,300     382
 Frontier Corp. ................................................. 11,400     274
 General Electric Co. ...........................................  9,800     720
 Lonrho plc...................................................... 59,200      91
 Minnesota Mining & Manufacturing Co. ...........................  3,000     246
 Olin Corp. ..................................................... 10,400     488
 Sara Lee Corp. .................................................  4,800     270
 Tomkins plc..................................................... 94,600     447
 Unilever NV.....................................................  5,300     331
 Western Resources, Inc. ........................................  7,300     314
                                                                         -------
                                                                           3,563
Electronic Products-1.1%
 AMP, Inc. ...................................................... 11,300     475
 Hubbell, Inc. - Cl. B...........................................  7,100     350
                                                                         -------
                                                                             825

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Financial Services-1.2%
 American Express Co. ...........................................  4,000 $   357
 H & R Block, Inc. .............................................. 11,700     524
                                                                         -------
                                                                             881
Food, Beverage and Tobacco-7.1%
 Anheuser-Busch Cos., Inc. ...................................... 18,600     819
 Cadbury Schweppes plc........................................... 19,100     193
 General Mills, Inc. ............................................  8,400     602
 H.J. Heinz Co. .................................................  9,600     488
 McCormick & Co., Inc. .......................................... 18,300     512
 Philip Morris Cos., Inc. ....................................... 18,300     830
 Quaker Oats Co. ................................................ 11,600     612
 RJR Nabisco Holdings Corp. .....................................  9,900     371
 UST, Inc. ...................................................... 21,000     777
                                                                         -------
                                                                           5,204
Government Agencies-1.0%
 Federal National Mortgage Assoc. ............................... 12,600     720
Health Products and Services-5.5%
 Abbott Laboratories.............................................  6,700     439
 American Home Products Corp..................................... 12,400     950
 Amgen, Inc......................................................  4,200     227
 Bausch & Lomb, Inc. ............................................  7,900     313
 Baxter International, Inc. .....................................  4,600     232
 C.R. Bard, Inc. ................................................  8,200     257
 Pharmacia & Upjohn, Inc. ....................................... 21,000     770
 Smith & Nephew plc.............................................. 85,700     253
 U.S. Surgical Corp. ............................................ 19,200     563
                                                                         -------
                                                                           4,004
Household and Personal-1.2%
 Colgate-Palmolive Co. ..........................................  1,300      96
 Rubbermaid, Inc. ...............................................  1,700      43
 Tupperware Corp. ...............................................  9,600     268
 Whirlpool Corp. ................................................  8,200     451
                                                                         -------
                                                                             858
Insurance-5.3%
 American General Corp. ......................................... 10,700     578
 EXEL, Ltd. .....................................................  7,400     469
 Hilb, Rogal & Hamilton Co. .....................................  1,600      31
 Lincoln National Corp. .........................................  4,900     383
 Safeco Corp. ...................................................  8,200     400
 St. Paul Cos., Inc. ............................................  7,700     633
 Transamerica Corp. .............................................  3,600     383
 Travelers Group, Inc. ..........................................  8,550     461
 USF & G Corp. .................................................. 12,300     271
 Willis Corroon Group plc........................................ 19,400     239
                                                                         -------
                                                                           3,848
Lodging and Restaurants-0.6%
 Hilton Hotels Corp. ............................................  8,100     241
 ITT Corp.*......................................................  2,700     224
                                                                         -------
                                                                             465
Machinery and Equipment-0.7%
 Allied Signal, Inc. ............................................  4,800     187
 Cooper Industries, Inc. ........................................  6,900     338
                                                                         -------
                                                                             525

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Media-2.0%
 Dow Jones & Co., Inc. ..........................................  9,000 $   483
 Knight-Ridder, Inc. ............................................ 12,500     651
 McGraw-Hill Cos., Inc. .........................................  4,800     355
                                                                         -------
                                                                           1,489
Metals and Mining-1.5%
 Inco, Ltd. .....................................................  7,300     124
 Newmont Mining Corp. ........................................... 12,100     355
 Reynolds Metals Co. ............................................  5,600     336
 USX-US Steel Group, Inc. .......................................  8,600     269
                                                                         -------
                                                                           1,084
Miscellaneous-1.6%
 Brown-Forman Corp. - Cl. B......................................  7,300     403
 Pall Corp. ..................................................... 18,700     387
 Unifi Inc. .....................................................  1,300      53
 Waste Management, Inc. ......................................... 12,100     333
                                                                         -------
                                                                           1,176
Oils and Natural Gas Exploration and Production-10.8%
 Amerada Hess Corp. .............................................  9,000     494
 Amoco Corp. ....................................................  7,500     639
 Atlantic Richfield Co. ......................................... 12,800   1,027
 British Petroleum Co. plc - ADR.................................  5,700     454
 Chevron Corp. ..................................................  8,300     640
 Enron Corp. ....................................................  8,500     353
 Exxon Corp. .................................................... 13,500     827
 Mobil Corp. .................................................... 10,600     766
 Occidental Petroleum Corp. ..................................... 15,300     448
 Phillips Petroleum Co. .........................................  7,100     345
 Repsol SA - ADR.................................................  6,200     264
 Royal Dutch Petroleum Co. - NY Shares...........................  9,600     520
 Texaco, Inc. ................................................... 13,000     708
 USX-Marathon Group.............................................. 12,200     412
                                                                         -------
                                                                           7,897
Paper and Forest Products-2.5%
 Consolidated Papers, Inc. ......................................  7,600     406
 Georgia Pacific Corp. ..........................................  3,100     188
 Georgia Pacific Corp............................................  3,100      70
 International Paper Co. ........................................  9,000     388
 Kimberly-Clark Corp. ...........................................  3,500     173
 Union Camp Corp. ............................................... 11,400     612
                                                                         -------
                                                                           1,837
Photography and Related Services-0.9%
 Eastman Kodak Co. .............................................. 10,900     664
Printing-0.9%
 Deluxe Corp. ...................................................  5,200     179
 R.R. Donnelley & Sons Co. ...................................... 13,500     503
                                                                         -------
                                                                             682
Publications-0.4%
 Readers Digest Association, Inc. - Cl. A........................ 10,100     239
 Readers Digest Association, Inc. - Cl. B........................  1,100      27
                                                                         -------
                                                                             266

                                                                          Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Real Estate Development-0.1%
 Rouse Co. ......................................................  3,200 $   105
Real Estate Investment Trust-1.2%
 Security Capital Pacific Trust..................................  5,500     133
 Simon DeBartolo Group, Inc. .................................... 17,496     572
 Weingarten Realty Investors.....................................  3,200     143
                                                                         -------
                                                                             848
Retail-1.4%
 J.C. Penney, Inc. .............................................. 12,500     755
 May Department Stores Co. ......................................  5,800     306
                                                                         -------
                                                                           1,061
Soap, Cosmetics and Personal Care-0.9%
 International Flavors & Fragrances, Inc. ....................... 13,400     691
Transportation-3.2%
 Alexander & Baldwin, Inc. ......................................  5,400     147
 Burlington Northern Santa Fe....................................  4,600     428
 GATX Corp. .....................................................  3,400     247
 Norfolk Southern Corp. ......................................... 20,100     620
 Union Pacific Corp. ............................................ 14,800     925
                                                                         -------
                                                                           2,367
Utilities - Electric-7.9%
 Baltimore Gas & Electric Co. ...................................  7,000     238
 Central & South West Corp. .....................................  9,200     249
 Dominion Resources, Inc. .......................................  8,700     370
 DQE, Inc. ......................................................  9,600     337
 Duke Energy Co. ................................................ 11,800     654
 Entergy Corp. .................................................. 11,000     329
 Firstenergy Corp.*.............................................. 18,095     525
 GPU, Inc. ......................................................  3,700     156
 Houston Industries, Inc. ....................................... 17,600     470
 PacifiCorp...................................................... 12,800     350
 Peco Energy Co. ................................................ 12,200     296
 PG & E Corp. ...................................................  7,700     234
 Public Services Enterprise Group, Inc. .........................  6,400     203
 Southern Co. ................................................... 21,600     559
 Teco Energy, Inc. .............................................. 11,200     315
 Unicom Corp. ................................................... 15,600     480
                                                                         -------
                                                                           5,765
Utilities - Telecommunications-8.9%
 Alltel Corp. ................................................... 24,000     987
 AT&T Corp. ..................................................... 22,200   1,361
 BCE, Inc. ...................................................... 12,700     423
 Bell Atlantic Corp. ............................................  6,800     620
 BellSouth Corp. ................................................  9,500     535
 GTE Corp. ...................................................... 15,300     800
 SBC Communications, Inc. ....................................... 11,133     816
 Southern New England Telecommunications Corp. ..................  7,000     352
 Sprint Corp.....................................................  6,300     369
 U.S. West Communications Group..................................  6,100     275
                                                                          -------
                                                                           6,538
                                                                          -------
                                             TOTAL COMMON STOCK-  90.9%   66,594

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS-1.0%
U.S. Governmental-1.0%
 U.S. Treasury - Notes
 5.875% due 11/15/99...........................................    200   $  201
 6.50% due 5/31/01.............................................    200      205
 5.75% due 8/15/03.............................................    150      150
 7.00% due 7/15/06.............................................    150      162
                                                                         ------
                                                                            718

COMMERCIAL PAPER-7.9%
 Bank of New York Ba
 5.83% due 1/16/98..............................................     960     953
 Coca Cola Co.
 5.56% due 2/09/98..............................................   2,500   2,468
 Dover Corp.
 5.85% due 1/08/98..............................................   1,425   1,419
 Federal National Mortgage Association
 5.70% due 1/21/98..............................................     979     974
                                                                         -------
                                         TOTAL COMMERCIAL PAPER-           5,814
                                                                  ------ -------
                                              TOTAL INVESTMENTS-   99.8%  73,126
                            Cash and receivables, less payables-    0.2%     143
                                                                  ------ -------
                                                     NET ASSETS-  100.0% $73,269
                                                                  ====== =======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                                Par     Market
                       Name of Issuer                          Value     Value
                                                              (000's)   (000's)
CERTIFICATES OF DEPOSIT
Banks and Finance-5.4%
 MBNA America Bank N.A.
 5.75% due 2/02/98.........................................  $  10,000 $  10,232
 Westpac Banking Corp.
 5.97% due 3/23/98.........................................      2,000     2,095
                                                                       ---------
                             TOTAL CERTIFICATES OF DEPOSIT-       5.4%    12,327
COMMERCIAL PAPER
Automotive and Rubber-6.1%
 Daimler Benz of North America
 5.54% due 2/02/98.........................................        830       826
 5.60% due 3/02/98.........................................      2,000     1,981
 General Motors Acceptance Corp.
 5.74% due 2/13/98.........................................      2,500     2,483
 5.71% due 2/27/98.........................................      4,000     3,964
 5.75% due 3/13/98.........................................      3,000     2,966
 5.76% due 3/19/98.........................................      1,700     1,679
                                                                       ---------
                                                                          13,899
Banks and Finance-4.9%
 Bank Boston
 5.85% due 5/12/98.........................................      3,000     3,010
 First National Bank of Boston
 5.71% due 1/07/98.........................................      8,000     8,221
                                                                       ---------
                                                                          11,231
Diversified Operations-1.7%
 Monsanto Company
 5.55% due 1/07/98.........................................      4,000     3,996
Financial Services-62.0%
 AC Acquisition Holdings Co.
 5.59% due 1/14/98.........................................      5,000     4,990
 5.70% due 2/18/98.........................................      4,027     3,996
 5.67% due 2/24/98.........................................      2,500     2,479
 Abbey National of North America
 5.51% due 1/23/98.........................................      2,615     2,606
 Alpine Securitization Corp.
 5.87% due 1/05/98.........................................      2,500     2,498
 5.82% due 2/02/98.........................................      2,975     2,960
 Assets Securitization Corp.
 5.74% due 3/17/98.........................................      5,000     4,940
 Corporate Asset Funding Corp.
 5.77% due 2/19/98.........................................      4,560     4,524
 Enterprise Funding Corp.
 5.66% due 1/05/98.........................................      3,000     2,998
 5.59% due 1/12/98.........................................        500       499
 5.67% due 1/15/98.........................................      1,100     1,098
 5.77% due 1/26/98.........................................      1,518     1,512
 5.87% due 2/20/98.........................................      2,000     1,984
 Falcon Asset Securitization Corp.
 5.85% due 2/25/98.........................................      6,000     5,946
 5.75% due 3/23/98.........................................      3,000     2,961
 General Electric Capital Corp.
 5.71% due 1/21/98.........................................      6,429     6,409
 General Electric Credit Capital Services
 5.72% due 1/22/98.........................................      3,500     3,488

                                                                Par      Market
                        Name of Issuer                         Value     Value
                                                              (000's)   (000's)
COMMERCIAL PAPER-Continued
Financial Services-Continued
 Goldman Sachs Group LP
 5.74% due 3/27/98.........................................   $  2,401  $  2,368
 Greenwich Funding Corp.
 5.85% due 2/18/98.........................................      3,000     2,977
 IBM Credit Corp.
 5.70% due 1/16/98.........................................      1,357     1,354
 Lehman Brothers, Inc.
 7.63% due 8/01/98.........................................      1,000     1,040
 Lehman Brothers Holdings, Inc.
 5.68% due 1/30/98.........................................      4,500     4,479
 5.80% due 3/05/98.........................................      6,000     5,939
 Merrill Lynch & Co., Inc.
 5.54% due 1/06/98.........................................      1,200     1,199
 5.58% due 1/12/98.........................................      3,000     2,995
 5.57% due 1/30/98.........................................        282       281
 5.65% due 1/30/98.........................................      3,000     2,986
 5.75% due 3/13/98.........................................        655       648
 5.72% due 4/01/98.........................................      1,920     1,893
 Monte Rosa Capital Corp.
 5.79% due 2/12/98.........................................      3,175     3,154
 5.80% due 2/13/98.........................................      3,773     3,747
 PHH Corp.
 5.62% due 1/09/98.........................................      1,103     1,102
 5.55% due 1/12/98.........................................      1,185     1,183
 5.73% due 2/27/98.........................................      3,500     3,468
 5.75% due 3/13/98.........................................      3,377     3,339
 Preferred Receivables Funding Corp.
 5.76% due 2/11/98.........................................      5,000     4,967
 Receivables Capital Corp.
 5.74% due 1/15/98.........................................      1,975     1,971
 6.01% due 2/05/98.........................................      1,264     1,256
 5.76% due 2/23/98.........................................      2,443     2,422
 Sheffield Receivables Corp.
 5.74% due 1/15/98.........................................      6,000     5,987
 5.76% due 1/23/98.........................................      4,995     4,977
 Sigma Finance, Inc.
 5.54% due 1/07/98.........................................      2,500     2,498
 5.63% due 1/07/98.........................................      2,000     1,998
 5.55% due 3/19/98.........................................      5,000     4,941
 Twin Towers, Inc.
 5.56% due 1/16/98.........................................      1,654     1,650
 5.57% due 1/16/98.........................................      5,000     4,988
 5.59% due 1/16/98.........................................      3,440     3,432
 5.74% due 1/21/98.........................................      1,174     1,170
                                                                        --------
                                                                         142,297
Food, Beverage and Tobacco-2.7%
 Coca Cola Enterprises, Inc.
 5.75% due 3/27/98.........................................      2,048     2,020
 Joseph E. Seagrams & Sons, Inc.
 6.00% due 2/27/98.........................................      4,237     4,197
                                                                        --------
Foreign-10.1%                                                              6,217
 National Australia Funding Corp.
 5.55% due 1/09/98.........................................      5,000     4,994
 National Bank of Canada
 5.64% due 2/05/98.........................................     10,000     9,945

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                                 Par     Market
                        Name of Issuer                          Value    Value
                                                               (000's)  (000's)
COMMERCIAL PAPER-Continued
Foreign-Continued
 Svenska Handelbanken, Inc.
 5.74% due 2/17/98...........................................  $  1,475 $  1,464
 Westpac Banking Corp.
 5.97% due 3/24/98...........................................     5,000    5,231
 Westpac Capital Corp.
 5.58% due 1/12/98...........................................     1,450    1,447
                                                                        --------
                                                                          23,081
Retail-5.0%
 Sears, Roebuck Acceptance Corp.
 5.63% due 2/09/98...........................................     5,000    4,969
 5.62% due 2/23/98...........................................     4,000    3,967
 5.60% due 2/25/98...........................................     2,500    2,479
                                                                        --------
                                                                          11,415
Utilities - Electric - 0.7%
 National Rural Utilities
 5.73% due 1/20/98...........................................     1,600    1,595
Utilities - Telecommunications-0.9%
 SBC Communications, Inc.
 6.60% due 1/02/98...........................................     2,127    2,127
                                                                        --------
                                      TOTAL COMMERCIAL PAPER-     94.1%  215,858
                                                               -------- --------
                                           TOTAL INVESTMENTS-     99.5%  228,185
                          Cash and receivables, less payable-      0.5%    1,258
                                                               -------- --------
                                                  NET ASSETS-    100.0% $229,443
                                                               ======== ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK
Automotive and Rubber-3.8%
 Chrysler Corp. ................................................. 27,100 $  954
 Goodyear Tire & Rubber Co. ..................................... 10,600    674
 Lear Corp.*..................................................... 18,100    860
                                                                         ------
                                                                          2,488
Building Products-0.4%
 USG Corp.*......................................................  5,800    284
Business Services-0.7%
 ACNielson Corp.*................................................ 17,800    434
Chemicals-4.9%
 Cabot Corp. .................................................... 42,200  1,166
 Morton International, Inc. ..................................... 15,800    543
 Praxair, Inc. .................................................. 33,300  1,498
                                                                         ------
                                                                          3,207
Computer Software and Services-0.0%
 Siebel Systems, Inc.*...........................................     36      2
Computers and Office Equipment-3.3%
 3Com Corp.*..................................................... 13,700    479
 Komag, Inc.*.................................................... 22,900    341
 Lexmark International Group, Inc.*.............................. 25,600    973
 Western Digital Corp.*.......................................... 20,000    321
                                                                         ------
                                                                          2,114
Diversified Operations-4.4%
 Corning, Inc. .................................................. 22,100    820
 Raychem Corp. .................................................. 22,000    947
 Varian Associates, Inc. ........................................ 22,000  1,112
                                                                         ------
                                                                          2,879
Electronic and Processing Equipment-0.8%
 Xilinx, Inc.*................................................... 15,000    526
Electronic Products-5.0%
 KLA Instruments Corp.* ......................................... 22,500    869
 National Semiconductor Corp.*................................... 25,000    648
 Sunstrand Corp. ................................................ 20,000  1,008
 Texas Instruments, Inc. ........................................ 16,000    720
                                                                         ------
                                                                          3,245
Engineering-1.6%
 Cummins Engine Company, Inc. ................................... 17,800  1,051
Financial Services-0.8%
 Capital One Financial Corp. ....................................  9,200    499
Food, Beverage and Tobacco-3.6%
 Anheuser-Busch Cos., Inc. ...................................... 24,000  1,056
 UST, Inc. ...................................................... 34,900  1,289
                                                                         ------
                                                                          2,345
Health Products and Services-8.4%
 Alza Corp.*..................................................... 30,700    977
 Amgen, Inc.*.................................................... 16,200    877
 Biogen, Inc.*................................................... 32,700  1,189
 Columbia/HCA Healthcare Corp. .................................. 38,700  1,146
 Crescendo Pharmaceuticals Cp*...................................  1,535     18
 Partnerre, Ltd. ................................................ 26,400  1,224
                                                                         ------
                                                                          5,431

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Insurance-5.8%
 Allstate Corp. ................................................ 11,000 $ 1,000
 EXEL, Ltd. .................................................... 13,300     843
 Orion Capital Corp. ........................................... 30,000   1,393
 Progressive Corp. .............................................  4,300     515
                                                                        -------
                                                                          3,751
Lodging and Restaurants-4.7%
 Host Marriott Corp.*........................................... 60,000   1,178
 La Quinta Inns, Inc. .......................................... 42,500     821
 Mirage Resorts, Inc. .......................................... 45,400   1,033
                                                                        -------
                                                                          3,032
Media-6.9%
 Comcast Corp. - Cl. A.......................................... 35,027   1,106
 E.W. Scripps Co. - Cl. A....................................... 25,700   1,245
 Knight-Ridder, Inc. ........................................... 17,100     889
 Valassis Communications, Inc.*................................. 17,500     648
 Young Broadcasting Corp.*...................................... 14,900     577
                                                                        -------
                                                                          4,465
Metals and Mining-2.4%
 AK Steel Holding Corp. ........................................ 40,800     722
 Nucor Corp. ................................................... 16,700     807
                                                                        -------
                                                                          1,529
Miscellaneous-5.6%
 Crown Cork & Seal Co., Inc. ................................... 28,500   1,429
 Millipore Corp. ............................................... 21,300     723
 Owens-Illinois, Inc.*.......................................... 39,600   1,501
                                                                        -------
                                                                          3,653
Oils and Natural Gas Exploration and Production-7.9%
 Gulf Canada Resources, Ltd.* .................................. 65,500     459
 Noble Affiliates, Inc. ........................................ 31,900   1,124
 Oryx Energy Co.* .............................................. 43,500   1,109
 Sonat, Inc. ................................................... 17,900     819
 Tosco Corp. ................................................... 16,400     620
 Union Pacific Resources Group, Inc. ........................... 42,193   1,023
                                                                        -------
                                                                          5,154
Paper and Forest Products-4.8%
 Mead Corp. .................................................... 23,200     650
 Temple-Inland, Inc. ........................................... 13,900     727
 Union Camp Corp. .............................................. 18,800   1,009
 Weyerhaeuser Co. .............................................. 15,200     746
                                                                        -------
                                                                          3,132
Printing-1.3%
 R.R. Donnelley & Sons Co. ..................................... 23,400     872
Real Estate Development-1.4%
 Catellus Development Corp.*.................................... 45,000     900
Retail-5.1%
 AutoZone, Inc.*................................................ 30,000     870
 Costco Cos., Inc.* ............................................ 23,700   1,058
 Footstar, Inc.*................................................      1       0
 Harcourt General, Inc. ........................................ 25,000   1,369
                                                                        -------
                                                                          3,297

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                         Market
                         Name of Issuer                          Shares   Value
                                                                         (000's)
COMMON STOCK-Continued
Textiles-1.3%
 Gucci Group NV................................................  19,700  $   825
Transportation-4.0%
 Continental Airlines, Inc.*...................................  14,200      683
 Delta Air Lines, Inc. ........................................   8,200      976
 Southwest Airlines Co. .......................................  38,700      952
                                                                         -------
                                                                           2,611
                                                                         -------
                                            TOTAL COMMON STOCK-   88.9%   57,726
                                                                   Par
                                                                  Value
                                                                 (000's)
SHORT-TERM INVESTMENTS-10.5%
 Investment in joint trading account (Note B)
 6.243% due 1/01/98............................................   6,842    6,843
                                                                         -------
                                  TOTAL SHORT-TERM INVESTMENTS-            6,843
                                                                 ------  -------
                                             TOTAL INVESTMENTS-   99.4%   64,569
                           Cash and receivables, less payables-    0.6%      404
                                                                 ------  -------
                                                    NET ASSETS-  100.0%  $64,973
                                                                 ======  =======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statement.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SPECIAL OPPORTUNITIES PORTFOLIO

                                                                         Market
                        Name of Issuer                          Shares   Value
                                                                        (000's)
COMMON STOCK
Capital Equipment-1.7%
 Automotive and Rubber-1.7%
 Halter Marine Group, Inc.*...................................   42,000 $  1,213
 Tower Automotive, Inc.*......................................   56,000    2,356
                                                                        --------
                                                                           3,569
Consumer Staple-12.7%
 Food, Beverage and Tobacco-12.7%
 CIT Group, Inc. - A*.........................................   33,400    1,077
 ConAgra, Inc. ...............................................  151,000    4,955
 Dole Food Company............................................  127,000    5,810
 International Home Foods, Inc.*..............................   65,500    1,834
 Quaker Oats Co. .............................................  123,000    6,489
 Suiza Foods Corporation*.....................................  116,065    6,914
                                                                        --------
                                                                          27,079
Diversified and Miscellaneous-8.4%
 Diversified Operations-2.4%
 Kansas City Southern Industries, Inc. .......................  163,500    5,191
 Miscellaneous-6.0%
 Loewen Group, Inc. ..........................................  110,000    2,839
 Owens-Illinois, Inc.*........................................   70,000    2,656
 Philip Services Corp.*.......................................  124,900    1,795
 Questar Corporation..........................................   26,000    1,160
 Samsonite Corp.*.............................................   77,000    2,435
 Sealed Air Corp.* ...........................................   33,000    2,038
                                                                        --------
                                                                          12,923
Energy-6.9%
 Oils and Natural Gas Equipment and Services-5.9%
 BJ Services Co.*.............................................   18,000    1,295
 Cooper Cameron Corp.*........................................   26,000    1,586
 EVI, Inc.*...................................................   31,600    1,635
 Falcon Drilling Co., Inc.*...................................   41,000    1,438
 Global Industries, Ltd.*.....................................   80,000    1,360
 Grey Wolf, Inc. .............................................  203,200    1,092
 Mitchell Energy & Development Corp. .........................   73,000    2,144
 Newpark Resources, Inc.* ....................................  116,000    2,030
                                                                        --------
                                                                          12,580
 Oils and Natural Gas Exploration and Production-1.0%
 Columbia Gas System, Inc. ...................................   15,000    1,178
 El Paso Natural Gas Co. .....................................    6,200      412
 KN Energy, Inc. .............................................   11,300      610
                                                                        --------
                                                                           2,200

                                                                         Market
                        Name of Issuer                          Shares   Value
                                                                        (000's)
COMMON STOCK-Continued
Financial-21.7%
 Banks and Finance-10.3%
 Allied Irish Banks PLC ADR...................................   13,000 $    754
 Banc One Corp. ..............................................   60,000    3,259
 Charter One Financial, Inc. .................................   57,015    3,599
 Comerica, Inc. ..............................................   23,000    2,076
 Silicon Valley Bancshares*...................................   42,000    2,363
 TCF Financial Corp. .........................................  132,500    4,497
 U.S. Bancorp.................................................   49,000    5,485
                                                                        --------
                                                                          22,033
 Foreign-0.5%
 Elan Corp. plc - ADR*........................................   23,000    1,177
 Insurance-8.3%
 Allmerica Financial Corp. ...................................  107,000    5,343
 CMAC Investment Corp. .......................................   96,500    5,826
 Executive Risk, Inc. ........................................   36,000    2,513
 General Re Corp. ............................................    8,000    1,696
 Life Re Corp. ...............................................   35,000    2,282
                                                                        --------
                                                                          17,660
 Investment Companies-2.6%
 T. Rowe Price Associates, Inc. ..............................   87,600    5,508
Health Care-3.9%
 Health Products and Services-3.9%
 AmeriSource Health Corp. - Cl. A*............................   41,000    2,388
 CVS Corp. ...................................................   92,000    5,894
                                                                        --------
                                                                           8,282
 Media-7.2%
 CBS Corporation..............................................  219,000    6,448
 Clear Channel Communications, Inc.*..........................   62,000    4,925
 Gannett Co., Inc. ...........................................   66,000    4,080
                                                                        --------
                                                                          15,453


 Publications-2.3%
 Central Newspapers, Inc. ....................................   66,000    4,880
 Retail-13.4%
 Costco Cos., Inc.*...........................................   67,000    2,990
 Ethan Allen Interiors, Inc. .................................   67,200    2,591
 Fred Meyer, Inc. ............................................  136,000    4,947
 Kroger Co.*..................................................  124,000    4,580
 Lowe's Cos., Inc. ...........................................   92,000    4,387
 Rite Aid Corp. ..............................................   89,000    5,223
 Safeway, Inc.*...............................................   57,000    3,605
                                                                        --------
                                                                          28,323
 Telecommunications-4.6%
 Tel-Save Holdings, Inc.* ....................................  179,000    3,558
 Teleport Communications
  Group Inc. - A*.............................................  113,000    6,202
                                                                        --------
                                                                           9,760

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SPECIAL OPPORTUNITIES PORTFOLIO

                                                                        Market
                        Name of Issuer                         Shares   Value
                                                                       (000's)
COMMON STOCK-Continued
Technology-6.7%
 Computer Software and Services-2.8%
 Compuware Corp.*............................................   96,500 $  3,088
 Keane, Inc.*................................................   72,500    2,945
                                                                       --------
                                                                          6,033
 Computers and Office Equipment-3.2%
 EMC Corp.*..................................................  210,000    5,762
 Network Appliance, Inc.*....................................   28,000      994
                                                                       --------
                                                                          6,756
 Telecommunications-0.7%
 Nextlinx Communications, Inc.*..............................   73,100    1,555
Transportation-1.2%
 Transportation-1.2%
 CH Robinson Worldwide.......................................   18,400      412
 CNF Transportation, Inc. ...................................   64,400    2,471
                                                                       --------
                                                                          2,883
                                                                       --------
                                          TOTAL COMMON STOCK-    90.7%  193,845
                                                                 Par
                                                                Value
                                                               (000's)
JOINT REPURCHASE AGREEMENT-7.1%
 Investment in joint repurchase agreement with Swiss Bank
  Corp. dated 12/31/97
 6.60% due 1/02/98(a)........................................  $15,120   15,120
                                                               ------- --------
                                           TOTAL INVESTMENTS-    97.8%  208,965
                         Cash and receivables, less payables-     2.2%    4,647
                                                               ------- --------
                                                  NET ASSETS-   100.0% $213,612
                                                               ======= ========

(a) The repurchase agreement, dated 12/31/97, is fully collateralized by U.S. government obligations. The investment in repurchase agreement is through participation in a joint account with other portfolios advised by John Hancock.
 * Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
REAL ESTATE EQUITY PORTFOLIO

                                                                         Market
                        Name of Issuer                          Shares   Value
                                                                        (000's)
COMMON STOCK
Lodging and Restaurants-3.0%
 Host Marriott Corp.*.......................................... 310,000 $  6,084
Real Estate Development-5.2%
 Catellus Development Corp.*................................... 293,000    5,860
 Highwoods Properties, Inc. ................................... 125,000    4,648
                                                                        --------
                                                                          10,508
Real Estate Investment Trust-89.3%
 AMLI Residential Properties Trust.............................  55,000    1,224
 Avalon Properties, Inc. ...................................... 150,000    4,641
 Bay Apartment Communities, Inc. ..............................  74,000    2,886
 Bradley Real Estate, Inc. .................................... 150,000    3,150
 Brandywine Realty Trust....................................... 200,000    5,025
 BRE Properties, Inc. ......................................... 209,000    5,878
 Burnham Pacific Properties, Inc. ............................. 185,000    2,833
 Camden Property Trust......................................... 100,000    3,100
 CarrAmerica Realty Corp. ..................................... 150,000    4,753
 Centerpoint Properties Corp. .................................  70,000    2,459
 Chateau Communities, Inc. .................................... 158,180    4,983
 Crescent Real Estate Equities, Inc. .......................... 165,000    6,496
 Developers Diversified Realty Corp. .......................... 110,000    4,208
 Duke Realty Investments, Inc. ................................ 235,000    5,699
 Equity Office Properties Trust................................ 154,693    4,882
 Equity Residential Properties Trust........................... 175,000    8,847
 Glimcher Realty Trust......................................... 195,100    4,402
 JDN Realty Corp. ............................................. 130,000    4,209
 JP Realty, Inc. .............................................. 150,000    3,891
 Kilroy Realty Corp. .......................................... 165,000    4,744
 Kimco Realty Corp. ........................................... 100,000    3,525
 Liberty Property Trust........................................ 200,000    5,713
 Mack-Cali Realty Corporation.................................. 105,000    4,305
 Meditrust Companies...........................................  60,000    2,198
 MGI Properties, Inc. ......................................... 165,000    3,960
 Oasis Residential, Inc. ...................................... 100,000    2,231
 Pacific Gulf Properties, Inc. ................................ 185,000    4,394
 Patriot American Hospitality, Inc. ........................... 246,004    7,087
 Post Properties, Inc. ........................................ 110,000    4,469
 Prentiss Properties Trust..................................... 144,900    4,048
 Regency Realty Corp. .........................................  67,500    1,869
 RFS Hotel Investors, Inc. ....................................  75,000    1,495
 Security Capital Industrial Trust............................. 173,059    4,305
 Security Capital Pacific Trust................................  28,632      694
 Simon DeBartolo Group, Inc. .................................. 165,000    5,393
 Sovran Self Storage, Inc. .................................... 100,000    3,244
 Spieker Properties, Inc. .....................................  60,000    2,573
 Starwood Lodging Trust........................................ 140,000    8,102
 Storage USA, Inc. ............................................ 125,000    4,992
 Sun Communities, Inc. ........................................  80,000    2,875
 Sunstone Hotel Investors, Inc. ............................... 140,000    2,415
 United Dominion Realty Trust, Inc. ........................... 408,326    5,691
 Vornado Realty Trust..........................................  74,100    3,478
 Weeks Corp. .................................................. 115,000    3,680
 Winston Hotels, Inc. ......................................... 100,000    1,313
                                                                        --------
                                                                         182,359
                                                                        --------
                                            TOTAL COMMON STOCK-   97.5%  198,951

                                                                  Par    Market
                        Name of Issuer                           Value   Value
                                                                (000's) (000's)
SHORT-TERM INVESTMENTS-2.1%
 Investment in joint trading account (Note B)
 6.243% due 1/01/98...........................................  $4,387  $  4,387
WARRANTS-0.1%
 Security Capital Group
 expires 9/18/98..............................................      20       106
                                                                ------  --------
                                            TOTAL INVESTMENTS-   99.7%   203,444
                          Cash and receivables, less payables-    0.3%       687
                                                                ------  --------
                                                   NET ASSETS-  100.0%  $204,131
                                                                ======  ========

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                         Market
                       Name of Issuer                          Shares    Value
                                                                        (000's)
COMMON STOCK
Aerospace-2.7%
 Northrop Grumman Corp. .....................................   214,700 $ 24,691
 Raytheon Co. ...............................................    28,001    1,381
 United Technologies Corp. ..................................   687,100   50,029
                                                                        --------
                                                                          76,101
Automotive and Rubber-3.6%
 Borg-Warner Automotive, Inc. ...............................    71,900    3,739
 Dana Corp. .................................................   440,800   20,938
 Ford Motor Co. .............................................   920,300   44,807
 General Motors Corp. .......................................   439,100   26,620
 Lear Corp.*.................................................    76,400    3,629
 Meritor Automotive, Inc. ...................................    29,800      628
                                                                        --------
                                                                         100,361
Banks and Finance-8.0%
 Bank of New York Co., Inc. .................................   241,700   13,973
 BankAmerica Corp. ..........................................   768,200   56,079
 Bankers Trust New York Corp. ...............................   101,000   11,356
 Citicorp....................................................   482,900   61,058
 Comerica, Inc. .............................................   262,400   23,682
 First Union Corp. ..........................................   126,700    6,493
 MBNA Corp. .................................................   482,400   13,176
 Norwest Corp. ..............................................   970,000   37,466
                                                                        --------
                                                                         223,283
Building Products-0.4%
 Masco Corp. ................................................   230,300   11,717
Business Services-2.6%
 Cendant Corporation*........................................ 2,126,228   73,090
Chemicals-2.7%
 Air Products & Chemicals, Inc. .............................   386,000   31,749
 E.I. du Pont de Nemours & Co. ..............................   520,000   31,233
 Praxair, Inc. ..............................................   192,400    8,658
 Rohm & Haas Co. ............................................    33,800    3,236
                                                                        --------
                                                                          74,876
Computer Software and Services-4.6%
 Autodesk, Inc. .............................................   156,200    5,779
 Cadence Design Systems, Inc.*...............................   224,200    5,493
 Computer Associates International, Inc. ....................   501,150   26,498
 Microsoft Corp. ............................................   523,400   67,650
 Oracle Corp.*...............................................   435,000    9,706
 Parametric Technology Co.*..................................   267,200   12,659
                                                                        --------
                                                                         127,785
Computers and Office Equipment-5.5%
 Compaq Computer Corp.*......................................   361,000   20,374
 Harris Corp. ...............................................   163,300    7,491
 Hewlett-Packard Co. ........................................   278,000   17,375
 IBM Corp. ..................................................   306,800   32,080
 Komag, Inc.*................................................   135,100    2,010
 Pitney Bowes, Inc. .........................................   244,300   21,972
 Xerox Corp. ................................................   695,200   51,314
                                                                        --------
                                                                         152,616
Diversified Operations-6.0%
 B.F. Goodrich Co. ..........................................    44,600    1,848
 Corning, Inc. ..............................................   429,700   15,953
 General Electric Co. ....................................... 1,364,400  100,114

                                                                         Market
                       Name of Issuer                          Shares    Value
                                                                        (000's)
COMMON STOCK-Continued
Diversified Operations-Continued
 Ogden Corp. ................................................   122,568 $  3,455
 Raychem Corp. ..............................................   191,400    8,242
 Textron, Inc. ..............................................   589,600   36,850
                                                                        --------
                                                                         166,462
Electronic Products-2.0%
 Honeywell, Inc. ............................................   478,000   32,743
 Intel Corp. ................................................   325,500   22,866
                                                                        --------
                                                                          55,609
Financial Services-2.2%
 American Express Co. .......................................   222,000   19,814
 Household International, Inc. ..............................    85,000   10,843
 Morgan Stanley, Dean Witter,
  Discover & Co. ............................................   537,400   31,774
                                                                        --------
                                                                          62,431
Food, Beverage and Tobacco-6.0%
 ConAgra, Inc. ..............................................   530,800   17,417
 PepsiCo, Inc. .............................................. 2,106,400   76,753
 Philip Morris Cos., Inc. ...................................   897,100   40,650
 Quaker Oats Co. ............................................   445,800   23,516
 Universal Foods Corp. ......................................   233,900    9,882
                                                                        --------
                                                                         168,218
Government Agencies-1.0%
 Federal National Mortgage Assoc. ...........................   481,300   27,464
Health Products and Services-11.7%
 Abbott Laboratories.........................................   529,000   34,683
 Allegiance Corp. ...........................................   232,000    8,221
 Becton, Dickinson & Co. ....................................   169,900    8,495
 Bristol-Myers Squibb Co. ...................................   387,200   36,639
 Cardinal Health, Inc. ......................................   380,200   28,562
 Glaxo Wellcome plc - ADR....................................   258,100   12,356
 Guidant Corp. ..............................................   110,400    6,872
 HEALTHSOUTH Corp.*..........................................   785,500   21,798
 Hillenbrand Industries, Inc. ...............................   134,900    6,905
 Johnson & Johnson...........................................   802,600   52,871
 Merck & Co., Inc. ..........................................   770,200   81,834
 Schering-Plough Corp. ......................................   319,000   19,818
 Warner-Lambert Co. .........................................    52,300    6,485
                                                                        --------
                                                                         325,539
Household and Personal-2.0%
 Procter & Gamble Co. .......................................   710,000   56,667
Insurance-6.9%
 American International Group, Inc. .........................   273,750   29,770
 Cigna Corp. ................................................    28,400    4,915
 General Re Corp. ...........................................   277,500   58,830
 Hartford Financial Services Group, Inc. ....................   308,400   28,855
 Marsh & McLennan Cos., Inc. ................................   433,800   32,345
 Travelers Group, Inc. ......................................   713,150   38,421
                                                                        --------
                                                                         193,136
Machinery and Equipment-2.1%
 Allied Signal, Inc. ........................................   302,100   11,763
 Caterpillar, Inc. ..........................................    59,400    2,885
 Cooper Industries, Inc. ....................................   348,700   17,086
 Dover Corp. ................................................   105,200    3,800

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                        Market
                       Name of Issuer                         Shares     Value
                                                                        (000's)
COMMON STOCK-Continued
Machinery and Equipment-Continued
 Ingersoll-Rand Co. ........................................   256,650 $  10,394
 Perkin-Elmer Corp. ........................................   175,000    12,436
                                                                       ---------
                                                                          58,364
Metals and Mining-0.5%
 British Steel plc - ADR....................................   360,400     7,726
 Precision Castparts Corp. .................................    88,100     5,314
                                                                       ---------
                                                                          13,040
Miscellaneous-0.5%
 Avery Dennison Corp. ......................................   336,200    15,045
Oils and Natural Gas Equipment and Services-1.6%
 Baker Hughes, Inc. ........................................   401,500    17,515
 Rowan Cos., Inc.*..........................................   182,400     5,563
 Schlumberger, Ltd. ........................................   266,500    21,453
                                                                       ---------
                                                                          44,531
Oils and Natural Gas Exploration and Production-8.0%
 Anadarko Petroleum Corp. ..................................   151,000     9,164
 Ashland, Inc. .............................................    90,000     4,832
 Atlantic Richfield Co. ....................................   176,700    14,158
 British Petroleum Co. plc - ADR............................   185,400    14,774
 Chevron Corp. .............................................   465,900    35,874
 Consolidated Natural Gas Co. ..............................   297,100    17,974
 El Paso Natural Gas Co. ...................................    85,000     5,652
 Exxon Corp. ...............................................   281,600    17,230
 Imperial Oil, Ltd. ........................................   172,100    11,004
 Phillips Petroleum Co. ....................................   834,400    40,573
 Texaco, Inc. ..............................................   537,200    29,210
 USX-Marathon Group.........................................   623,100    21,030
                                                                       ---------
                                                                         221,475
Paper and Forest Products-0.5%
 International Paper Co. ...................................   331,700    14,304
Pollution Control Equipment and
 Services-0.2%
 Wheelabrator Technologies, Inc. ...........................   305,000     4,892
Retail-5.5%
 Costco Cos., Inc.*.........................................   162,800     7,265
 Dayton-Hudson Corp. .......................................   147,800     9,977
 Home Depot, Inc. .......................................... 1,121,250    66,015
 Liz Claiborne, Inc. .......................................   192,000     8,028
 Lowe's Cos., Inc. .........................................   431,200    20,563
 Staples, Inc.*.............................................   458,200    12,715
 TJX Cos., Inc. ............................................   382,800    13,159
 Wal-Mart Stores, Inc. .....................................   186,000     7,335
 Warnaco Group, Inc. - Cl. A................................   271,600     8,521
                                                                       ---------
                                                                         153,578
Soap, Cosmetics and Personal Care-0.7%
 Dial Corporation...........................................   764,400    15,909
 Revlon, Inc.*..............................................   142,200     5,021
                                                                       ---------
                                                                          20,930
Telecommunications-1.5%
 Lucent Technologies, Inc. .................................   509,984    40,735

                                                                        Market
                       Name of Issuer                         Shares    Value
                                                                       (000's)
COMMON STOCK-Continued
Textiles-0.3%
 Tommy Hilfiger Corp.*......................................  220,000  $   7,728
Transportation-1.8%
 Burlington Northern Santa Fe...............................  195,500     18,169
 Norfolk Southern Corp. ....................................  352,200     10,852
 Southwest Airlines Co. ....................................  889,200     21,897
                                                                      ----------
                                                                          50,918
Utilities - Electric-2.4%
 Dominion Resources, Inc. ..................................  343,800     14,633
 DQE, Inc. .................................................  165,200      5,803
 Entergy Corp. .............................................  425,000     12,723
 FPL Group, Inc. ...........................................  241,700     14,306
 Houston Industries, Inc. ..................................  489,500     13,064
 Texas Utilities Co. .......................................  129,100      5,366
                                                                      ----------
                                                                          65,895
Utilities - Telecommunications-3.0%
 Bell Atlantic Corp. .......................................  678,800     61,772
 BellSouth Corp. ...........................................  382,100     21,517
                                                                      ----------
                                                                          83,289
                                                                      ----------
                                          TOTAL COMMON STOCK-   96.5%  2,690,079
                                                                Par
                                                               Value
                                                              (000's)
SHORT-TERM INVESTMENTS-3.3%
 Investment in joint trading account (Note B)
  6.243% due 1/01/98........................................   91,446     91,446
                                                              ------- ----------
                                           TOTAL INVESTMENTS-   99.8%  2,781,525
                         Cash and receivables, less payables-    0.2%      4,439
                                                              ------- ----------
                                                  NET ASSETS-  100.0% $2,785,964
                                                              ======= ==========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                       Market
                       Name of Issuer                        Shares    Value
                                                                      (000's)
COMMON STOCK
Aerospace-1.8%
 Lockheed Martin Corp. .....................................  34,000 $    3,349
 Northrop Grumman Corp. .................................... 121,600     13,984
 Raytheon Co. ..............................................  16,229        800
 United Technologies Corp. ................................. 443,900     32,321
                                                                     ----------
                                                                         50,454
Automotive and Rubber-1.8%
 Borg-Warner Automotive, Inc. ..............................  17,400        905
 Dana Corp. ................................................ 109,300      5,192
 Ford Motor Co. ............................................ 592,100     28,828
 General Motors Corp. ...................................... 254,500     15,429
                                                                     ----------
                                                                         50,354
Banks and Finance-4.2%
 Bank of New York Co., Inc. ................................  76,300      4,411
 BankAmerica Corp. ......................................... 371,900     27,149
 Bankers Trust New York Corp. .............................. 104,200     11,716
 Citicorp................................................... 265,100     33,519
 Comerica, Inc. ............................................ 228,600     20,631
 First Union Corp. ......................................... 111,300      5,704
 MBNA Corp. ................................................ 271,400      7,413
 Norwest Corp. ............................................. 202,000      7,802
                                                                     ----------
                                                                        118,345
Building Products-0.2%
 Masco Corp. ...............................................  84,500      4,299
Chemicals-1.7%
 Air Products & Chemicals, Inc. ............................ 117,900      9,697
 E.I. du Pont de Nemours & Co. ............................. 301,300     18,097
 Imperial Chemical Industries plc - ADR.....................  55,000      3,572
 Millenium Chemicals, Inc. ................................. 110,000      2,592
 Morton International, Inc. ................................ 159,100      5,469
 Praxair, Inc. ............................................. 178,100      8,015
                                                                     ----------
                                                                         47,442
Computer Software and Services-2.1%
 Cadence Design Systems, Inc.*..............................  63,000      1,544
 Computer Associates International, Inc. ................... 227,550     12,032
 Microsoft Corp. ........................................... 252,100     32,584
 Oracle Corp.*.............................................. 127,650      2,848
 Parametric Technology Co.* ................................  46,600      2,208
 Peoplesoft, Inc. .......................................... 150,000      5,850
 Policy Management Systems Corp.*...........................  19,500      1,356
                                                                     ----------
                                                                         58,422
Computers and Office Equipment-3.6%
 Compaq Computer Corp.* .................................... 155,450      8,773
 Hewlett-Packard Co. ....................................... 306,800     19,175
 IBM Corp. ................................................. 121,900     12,746
 Komag, Inc.* ..............................................  67,200      1,000
 Linear Technology Corporation..............................  94,500      5,446
 Pitney Bowes, Inc. ........................................ 183,500     16,504
 Stratus Computer, Inc.* ...................................  36,100      1,365
 Xerox Corp. ............................................... 491,200     36,257
                                                                     ----------
                                                                        101,266
Diversified Operations-3.9%
 Canadian Pacific, Ltd. .................................... 177,900      4,848
 Cendant Corporation*....................................... 612,165     21,043

                                                                       Market
                       Name of Issuer                        Shares    Value
                                                                      (000's)
COMMON STOCK-Continued
Diversified Operations-Continued
 Corning, Inc. ............................................. 302,600 $   11,234
 General Electric Co. ...................................... 693,000     50,848
 Illinois Tool Works, Inc. .................................  34,000      2,044
 National Service Industries, Inc. .........................  84,100      4,168
 Raychem Corp. ............................................. 153,000      6,589
 Textron, Inc. ............................................. 117,000      7,313
                                                                     ----------
                                                                        108,087
Electronic Products-1.2%
 Analog Devices, Inc.*......................................       1          0
 Honeywell, Inc. ........................................... 210,600     14,426
 Intel Corp. ............................................... 160,000     11,240
 Texas Instruments, Inc. ................................... 125,000      5,625
 Thomas & Betts Corp. ......................................  42,400      2,003
                                                                     ----------
                                                                         33,294
Financial Services-1.4%
 American Express Co. ...................................... 122,300     10,915
 Household International, Inc. ............................. 107,500     13,713
 Morgan Stanley, Dean Witter,
  Discover & Co. ........................................... 242,100     14,314
                                                                     ----------
                                                                         38,942
Food, Beverage and Tobacco-3.1%
 ConAgra, Inc. ............................................. 236,800      7,770
 PepsiCo, Inc. ............................................. 878,100     31,996
 Philip Morris Cos., Inc. .................................. 413,800     18,750
 Quaker Oats Co. ........................................... 343,500     18,120
 Universal Foods Corp. ..................................... 221,200      9,346
                                                                     ----------
                                                                         85,982
Government Agencies-0.6%
 Federal National Mortgage Assoc. .......................... 294,800     16,822
Health Products and Services-7.1%
 Abbott Laboratories........................................ 506,100     33,181
 Allegiance Corp. ..........................................  50,000      1,772
 Alza Corp.* ...............................................  79,800      2,539
 Becton, Dickinson & Co. ................................... 185,400      9,270
 Boston Scientific Corp.*...................................  72,000      3,303
 Bristol-Myers Squibb Co. .................................. 350,000     33,119
 Cardinal Health, Inc. ..................................... 134,900     10,134
 Glaxo Wellcome plc - ADR...................................  35,000      1,676
 Health Management Associates,
  Inc. - Cl. A*............................................. 165,000      4,166
 HEALTHSOUTH Corp.*......................................... 447,400     12,415
 Hillenbrand Industries, Inc. ..............................  70,900      3,629
 Johnson & Johnson.......................................... 413,000     27,206
 Merck & Co., Inc. ......................................... 334,800     35,573
 Schering-Plough Corp. ..................................... 180,600     11,220
 United Healthcare Corp. ...................................  52,000      2,584
 Warner-Lambert Co. ........................................  45,100      5,592
                                                                     ----------
                                                                        197,379
Household and Personal-0.2%
 Procter & Gamble Co. ......................................  84,400      6,736
Insurance-4.4%
 Allstate Corp. ............................................  48,300      4,389
 American International Group, Inc. ........................ 168,150     18,286

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                        Market
                       Name of Issuer                         Shares    Value
                                                                       (000's)
COMMON STOCK-Continued
Insurance-Continued
 General Re Corp. ........................................... 199,600 $   42,315
 Hartford Financial Services Group, Inc. .................... 145,400     13,604
 Marsh & McLennan Cos., Inc. ................................ 237,300     17,694
 Travelers Group, Inc. ...................................... 520,100     28,020
                                                                      ----------
                                                                         124,308
Lodging and Restaurants-0.1%
 Promus Hotel Corporation* ..................................  31,543      1,325
 Tricon Global Restaurants, Inc.*............................  83,160      2,417
                                                                      ----------
                                                                           3,742
Machinery and Equipment-1.2%
 Allied Signal, Inc. ........................................ 146,800      5,716
 Caterpillar, Inc. ..........................................  45,500      2,210
 Cooper Industries, Inc. ....................................  71,500      3,504
 Deere & Co. ................................................  70,700      4,123
 Flowserve Corp. ............................................  58,400      1,632
 Ingersoll-Rand Co. ......................................... 151,600      6,140
 Parker-Hannifin Corp. ......................................  55,500      2,546
 Perkin-Elmer Corp. ......................................... 110,000      7,817
                                                                      ----------
                                                                          33,688
Metals and Mining-0.2%
 Aluminum Co. of America.....................................  37,000      2,604
 Precision Castparts Corp. ..................................  35,300      2,129
                                                                      ----------
                                                                           4,733
Miscellaneous-0.9%
 Avery Dennison Corp. ....................................... 290,000     12,978
 Owens-Illinois, Inc.*.......................................  38,300      1,453
 Service Corp. International................................. 312,800     11,554
 Unisource Worldwide, Inc. ..................................  36,100        514
                                                                      ----------
                                                                          26,499
Oils and Natural Gas Equipment and
 Services-0.9%
 Baker Hughes, Inc. ......................................... 235,500     10,274
 Halliburton Co. ............................................  60,600      3,147
 Schlumberger, Ltd. ......................................... 157,400     12,671
                                                                      ----------
                                                                          26,092
Oils and Natural Gas Exploration and
 Production-4.8%
 Anadarko Petroleum Corp. ...................................  29,000      1,760
 Ashland, Inc. .............................................. 108,300      5,814
 Atlantic Richfield Co. ..................................... 145,100     11,626
 British Petroleum Co. plc - ADR............................. 138,200     11,013
 Chevron Corp. .............................................. 298,400     22,977
 Consolidated Natural Gas Co. ............................... 171,600     10,382
 El Paso Natural Gas Co. ....................................  30,700      2,042
 Imperial Oil, Ltd. ......................................... 157,900     10,096
 Mobil Corp. ................................................ 156,000     11,261
 Phillips Petroleum Co. ..................................... 504,600     24,536
 Texaco, Inc. ............................................... 291,000     15,823
 USX-Marathon Group.......................................... 250,300      8,448
                                                                      ----------
                                                                         135,778
Paper and Forest Products-0.8%
 Champion International Corp. ...............................  50,000      2,266

                                                                        Market
                       Name of Issuer                         Shares    Value
                                                                       (000's)
COMMON STOCK-Continued
Paper and Forest Products-Continued
 Fort James Corp. ...........................................  87,000 $    3,328
 International Paper Co. .................................... 363,300     15,667
                                                                      ----------
                                                                          21,261
Pollution Control Equipment and
 Services-0.1%
 Browning-Ferris Industries, Inc. ...........................  75,900      2,808
Real Estate Development-0.0%
 Clayton Homes, Inc. ........................................  63,000      1,134
Retail-2.9%
 Costco Cos., Inc.*..........................................  92,600      4,132
 Dayton-Hudson Corp. ........................................  86,700      5,852
 Home Depot, Inc. ........................................... 545,500     32,116
 Liz Claiborne, Inc. ........................................ 149,500      6,251
 Lowe's Cos., Inc. .......................................... 257,700     12,289
 Staples, Inc.*..............................................  32,525        903
 TJX Cos., Inc. ............................................. 188,700      6,487
 Wal-Mart Stores, Inc. ...................................... 300,100     11,835
 Warnaco Group, Inc. - Cl. A.................................  18,700        587
                                                              ------- ----------
                                                                          80,452
Soap, Cosmetics and Personal Care-0.4%
 Dial Corporation............................................ 340,100      7,078
 Revlon, Inc.*...............................................  81,800      2,889
                                                                      ----------
                                                                           9,967
Telecommunications-1.1%
 Lucent Technologies, Inc. .................................. 372,737     29,772
Textiles-0.5%
 Jones Apparel Group, Inc.* ................................. 145,900      6,274
 Tommy Hilfiger Corp.* ...................................... 109,300      3,839
 Unifi Inc. .................................................  72,000      2,930
                                                                      ----------
                                                                          13,043
Transportation-0.9%
 Burlington Northern Santa Fe................................ 138,500     12,872
 Delta Air Lines, Inc. ......................................  15,600      1,856
 Norfolk Southern Corp. .....................................  92,400      2,847
 Southwest Airlines Co. ..................................... 343,600      8,461
                                                                      ----------
                                                                          26,036
Utilities - Electric-1.8%
 Dominion Resources, Inc. ................................... 252,000     10,726
 DQE, Inc. .................................................. 113,300      3,980
 Entergy Corp. .............................................. 217,900      6,523
 Florida Progress Corp. ..................................... 133,600      5,244
 FPL Group, Inc. ............................................ 230,900     13,666
 Houston Industries, Inc. ................................... 109,300      2,917
 Montana Power Co. ..........................................  92,000      2,927
 Texas Utilities Co. ........................................ 113,800      4,730
                                                                      ----------
                                                                          50,713
Utilities - Telecommunications-3.6%
 Ameritech Corp. ............................................  78,000      6,279
 AT & T Corp. ............................................... 182,000     11,148
 Bell Atlantic Corp. ........................................ 398,100     36,227
 BellSouth Corp. ............................................ 311,800     17,558

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                       Market
                      Name of Issuer                         Shares    Value
                                                                      (000's)
COMMON STOCK-Continued
Utilities - Telecommunications-Continued
 GTE Corp. ...............................................   575,900 $   30,091
                                                                     ----------
                                                                        101,303
                                                                     ----------
                                       TOTAL COMMON STOCK-     57.5%  1,609,153
                                                              Par
                                                             Value
                                                            (000's)
PUBLICLY-TRADED BONDS
Banks and Finance-3.7%
 Bankers Trust NY - Sub. Notes
 8.25% due 5/01/05........................................  $ 12,759     13,936
 Banponce Financial Corp. Mountain Bank Ent - Ser. C
 6.58% due 11/25/03.......................................    11,040     11,117
 BCH Cayman Islands, Ltd. - Unsec.
  Sub. Notes
 7.70% due 7/15/06........................................    27,144     28,704
 Midland Bank plc - Sub. Notes
 7.625% due 6/15/06.......................................    12,890     13,827
 Societe Generale NY - Sub. Notes
 7.40% due 6/01/06........................................    11,610     12,114
 Wells Fargo Capital I - Bonds
 7.96% due 12/15/26.......................................    22,580     23,827
                                                                     ----------
                                                                        103,525
Computers and Office Equipment-0.7%
 Avalon Properties, Inc.
 6.875% due 12/15/07......................................     7,110      7,125
 IBM Corp. - Debs.
 7.125% due 12/01/96......................................    11,677     12,159
                                                                     ----------
                                                                         19,284
Financial Services-9.0%
 ADVANTA Corp. - Notes Ser. C
 7.075% due 9/15/99.......................................    11,300     11,087
 Amresco Commercial Mortgage
  Funding I - Ser. 1997-C1 Cl. A3
 7.19% due 6/17/29........................................    18,980     19,604
 Banponce Trust I - Cap. Secs.
 8.327% due 2/01/27.......................................    17,780     19,396
 Camden Property Trust - Med.
  Term Notes
 7.142% due 6/21/04.......................................     6,330      6,581
 Capital One Financial Corp. - Sr. Notes
 7.25% due 12/01/03.......................................    19,000     19,178
 Carco Auto Loan Master Trust - Ser. 1997-1 Cl. A
 6.689% due 8/15/04.......................................    14,210     14,356
 Chase Commercial Mortgage Securities Corp. - Ser. 1997-1
  Cl. A2
 7.37% due 2/19/07........................................    13,300     13,806
 CS First Boston Mortgage Securities Corp. - Ser. 1997-C1
  Cl. A1C
 7.24% due 6/20/29........................................    25,810     26,586
 First Union Capital II - Bonds
 7.85% due 1/01/27........................................    20,320     21,405

                                                               Par      Market
                       Name of Issuer                         Value     Value
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS-Continued
Financial Services-Continued
 Fleet Capital Trust II - Unsec. Cap. Secs.
 7.92% due 12/11/26........................................  $ 22,700 $   24,014
 Fletcher Challenge Industries,
  Ltd. - Notes
 9.00% due 9/15/99.........................................     1,270      1,335
 Lehman Brothers, Inc. - Sr. Sub. Notes
 7.25% due 4/15/03.........................................    26,770     27,637
 Merrill Lynch Mortgage Investors,
  Inc. - Ser. 1997-C1 Cl. A3
 7.12% due 6/18/29.........................................     7,970      8,081
 Mortgage Capital Funding, Inc. - Ser.
  1996-MC2 Cl. A1
 6.758% due 2/20/04........................................     8,725      8,937
 Phillips 66 Capital Trust II - Cap. Secs.
 8.00% due 1/15/37.........................................    10,000     10,655
 Susa Partnership LP - Notes
 8.20% due 6/01/17.........................................     3,480      3,807
 United Dominion Realty Trust, Inc. - Notes
 7.25% due 1/15/07.........................................    16,330     16,964
                                                                      ----------
                                                                         253,429
Food, Beverage and Tobacco-1.6%
 Coca-Cola Enterprises, Inc. - Bonds
 6.70% due 10/15/36........................................    14,250     14,771
 Philip Morris Cos., Inc. - Notes
 8.25% due 10/15/03........................................    27,180     29,460
                                                                      ----------
                                                                          44,231
Foreign Governmental-0.5%
 Province of Quebec - Notes
 5.735% due 3/02/26........................................    12,970     12,926
Government Agencies-1.0%
 Government National Mortgage Assoc.
 8.00% due 1/15/23-10/15/23................................       459        478
 Hydro-Quebec-Med. Term. Notes Ser. B
 7.91% due 11/18/24........................................    11,145     13,722
 9.40% due 2/01/21.........................................    10,250     13,226
                                                                      ----------
                                                                          27,426
Health Products and Services-0.8%
 Tenet Healthcare Corp. - Sr. Notes
 8.00% due 1/15/05.........................................    20,970     21,389
Lodging and Restaurants-1.6%
 Hilton Hotels Corp. - Notes
 7.00% due 7/15/04.........................................    25,280     25,535
 Hilton Hotels Corp. - Sr. Notes
 7.95% due 4/15/07.........................................    18,680     20,079
                                                                      ----------
                                                                          45,614
Media-0.8%
 Viacom, Inc. - Sr. Notes
 7.75% due 6/01/05.........................................    22,500     22,954
Miscellaneous-1.1%
 Millipore Corp. - Notes
 7.50% due 4/01/07.........................................     9,380      9,973

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                               Par      Market
                       Name of Issuer                         Value     Value
                                                             (000's)   (000's)
PUBLICLY-TRADED BONDS-Continued
Miscellaneous-Continued
 Service Corp. International - Notes
 7.70% due 4/15/09.........................................  $ 18,770 $   20,352
                                                                      ----------
                                                                          30,325
Oils and Natural Gas Equipment and
 Services-0.6%
 Petroleum Geo-Services ASA - Notes
 7.50% due 3/31/07.........................................    14,590     15,537
Real Estate Investment Trust-1.3%
 Security Capital Industrial Trust - Debs.
 7.625% due 7/01/17........................................     4,680      4,907
 Simon Debartolo
 6.875% due 10/27/05.......................................     5,077      5,145
 Simon DeBartolo Group LP - Notes
 6.75% due 7/15/04.........................................     9,190      9,195
 Spieker Properties, Inc.
 7.50% due 10/01/27........................................    11,000     11,135
 Spieker Properties, Inc. - Med.
  Term Notes
 8.00% due 7/19/05.........................................     3,740      4,067
 Spieker Properties, L.P. - Notes
 7.125% due 12/01/06.......................................     3,370      3,470
                                                                      ----------
                                                                          37,919
Retail-0.6%
 Sears Roebuck Acceptance Corp. - Notes
 6.72% due 11/05/03........................................    15,325     15,583
Transportation-0.4%
 Delta Air Lines - Debs.
 9.75% due 5/15/21.........................................     8,205     10,661
 Southwest Airlines Co. - Debs.
 8.75% due 10/15/03........................................     1,245      1,391
                                                                      ----------
                                                                          12,052
U.S. Governmental-16.2%
 U.S. Treasury - Notes
 5.125% due 11/30/98.......................................    64,780     64,495
 5.875% due 2/28/99........................................    64,845     65,016
 6.375% due 5/15/99........................................   165,350    166,874
 6.75% due 5/31/99.........................................    67,000     67,962
 5.625% due 10/31/99.......................................    10,400     10,390
 United States Treasury Bonds
 6.375% due 8/15/27........................................    74,010     78,057
                                                                      ----------
                                                                         452,794
Utilities - Electric-0.7%
 Enersis SA
 6.90% due 12/01/06........................................    19,490     19,983
Utilities - Telecommunications-0.8%
 GTE Southwest, Inc. - 1st Mtge. Bonds
 8.50% due 11/15/31........................................     1,950      2,402
 WorldCom, Inc. - Notes
 7.75% due 4/01/07.........................................    19,560     20,953
                                                                      ----------
                                                                          23,355
                                                                      ----------
                               TOTAL PUBLICLY-TRADED BONDS-     41.4%  1,158,326

                                                               Par      Market
                       Name of Issuer                         Value     Value
                                                             (000's)   (000's)
SHORT-TERM INVESTMENTS-0.4%
 Investment in joint trading account (Note B)
 6.243% due 1/01/98........................................  $ 12,984 $   12,986
                                                             -------- ----------
                                         TOTAL INVESTMENTS-     99.3%  2,780,465
                       Cash and receivables, less payables-      0.7%     19,662
                                                             -------- ----------
                                                NET ASSETS-    100.0% $2,800,127
                                                             ======== ==========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT PORTFOLIO

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS
Government Agencies-66.7%
 Federal Farm Credit Bank - Bonds
 8.65% due 10/01/99............................................  $1,020  $ 1,067
 Federal Farm Credit Bank - Med.
  Term Notes
 5.31% due 5/26/98.............................................     100      100
 7.55% due 10/30/98............................................     100      101
 5.70% due 11/16/98............................................     400      400
 6.57% due 4/13/99.............................................   1,500    1,514
 6.30% due 1/24/01.............................................     200      203
 6.375% due 11/01/01...........................................   3,000    3,048
 6.80% due 4/04/02.............................................     350      362
 Federal Home Loan Bank - Bonds
 5.82% due 12/02/99............................................   1,000    1,001
 Federal Home Loan Bank - Debs.
 5.94% due 6/13/00.............................................     550      552
 Federal Home Loan Bank - Notes
 5.90% due 9/21/98.............................................     880      881
 Federal Home Loan Bank - Bonds
 5.905% due 12/23/02...........................................   1,000    1,000
 5.88% due 9/30/99.............................................   3,500    3,503
 Federal Home Loan Mortgage Corp. - Debs.
 5.02% due 2/15/99.............................................     420      417
 6.515% due 8/25/00............................................     500      508
 Federal Home Loan Mortgage Corp. - Notes
 6.24% due 9/07/00.............................................   1,000    1,010
 Federal National Mortgage Assoc.
 6.36% due 8/16/00.............................................   2,110    2,138
 Federal National Mortgage Assoc. - Euro. Med. Term Notes
 6.40% due 5/02/01.............................................   4,000    4,044
 Federal National Mortgage Assoc. - Med. Term Notes
 5.72% due 3/13/01.............................................   1,000      995
 Federal National Mortgage Assoc. - Notes
 8.45% due 7/12/99.............................................   1,220    1,262
 6.35% due 8/10/99.............................................      50       50
 8.25% due 12/18/00............................................     615      652
 Private Export Funding Co. - Debs.
 9.10% due 10/30/98............................................   1,025    1,052
 9.50% due 3/31/99.............................................     750      783
 9.45% due 12/31/99............................................     500      534
 7.90% due 3/31/00.............................................   1,000    1,043
 Private Export Funding Co. - Notes
 5.75% due 4/30/98.............................................   1,650    1,650
 5.50% due 3/15/01.............................................     700      692
 State of Israel Agency for International Development - Bonds
 6.00% due 2/15/99.............................................     750      751
 6.05% due 8/15/00.............................................   1,200    1,206
 State of Israel Agency for International Development - Global
  Notes
 5.75% due 3/15/00.............................................   1,600    1,598
                                                                         -------
                                                                          34,117

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
Municipals-10.9%
 Tennessee Valley Authority - Global Bonds
 6.00% due 11/01/00............................................  $5,515  $ 5,545
U.S. Governmental-17.0%
 U.S. Treasury - Notes
 5.125% due 12/31/98...........................................   4,130    4,111
 U.S. Treasury Notes
 6.25% due 8/31/02.............................................   4,500    4,593
                                                                         -------
                                                                           8,704
                                                                         -------
                                   TOTAL PUBLICLY-TRADED BONDS-   94.6%   48,366
SHORT-TERM INVESTMENTS-4.2%
 Investment in joint trading account (Note B)
 6.243% due 1/01/98............................................   2,132    2,133
                                                                 ------  -------
                                             TOTAL INVESTMENTS-   98.8%   50,499
                           Cash and receivables, less payables-    1.2%      621
                                                                 ------  -------
                                                    NET ASSETS-  100.0%  $51,120
                                                                 ======  =======

ADR-American Depositary Receipt
See notes to financial statement.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK
Aerospace-1.0%
 BE Aerospace, Inc.*............................................  6,700 $   179
 Esterline Technologies Corp.*..................................  1,900      68
 GenCorp, Inc. .................................................  6,600     165
                                                                        -------
                                                                            412
Automotive and Rubber-1.8%
 Arvin Industries, Inc. ........................................ 14,000     466
 Detroit Diesel Corp.*.......................................... 12,400     295
                                                                        -------
                                                                            761
Banks and Finance-9.0%
 ALBANK Financial Corp. ........................................  7,800     401
 Commercial Federal Corp. ......................................  5,400     192
 Cullen/Frost Bankers, Inc. ....................................  5,200     316
 Deposit Guaranty Corp. ........................................  2,400     137
 FirstFed Financial Corp.*......................................  4,000     155
 Imperial Bancorp*..............................................  4,900     242
 Independent Bank Corp. ........................................  7,600     140
 Keystone Financial, Inc. ......................................  6,000     242
 Magna Group, Inc. ............................................. 13,200     603
 ONBANCorp, Inc. ...............................................  8,000     563
 Peoples Heritage Financial Group, Inc. ........................  8,700     400
 Provident Bankshares Corp.*....................................  3,900     249
 Sovereign Bancorp, Inc. .......................................  5,800     120
 St. Paul Bancorp, Inc. ........................................  5,550     146
                                                                        -------
                                                                          3,906
Building Products-1.9%
 Cameron Ashley Building Products*..............................  2,200      37
 Carlisle Cos., Inc. ...........................................  3,700     158
 Lone Star Industries, Inc. ....................................  4,700     250
 Southdown, Inc. ...............................................  3,600     212
 TJ International, Inc. ........................................  6,700     166
                                                                        -------
                                                                            823
Business Services-2.7%
 ABM Industries, Inc. ..........................................  8,700     266
 Caribiner International, Inc.*................................. 10,000     445
 Norrell Corp. .................................................  4,900      97
 Technology Solutions Co.*......................................  4,800     127
 True North Communications, Inc. ...............................  9,200     228
                                                                        -------
                                                                          1,163
Chemicals-1.2%
 Ferro Corp. ...................................................  5,400     131
 H.B. Fuller Co. ...............................................  5,200     257
 Terra Industries, Inc. ........................................ 11,300     148
                                                                        -------
                                                                            536
Computer Software and Services-3.4%
 Aspen Technologies, Inc.*......................................  4,500     154
 BancTec, Inc.*.................................................  7,900     212
 Computer Horizons Corporation*.................................  3,900     177
 Computer Task Group, Inc. .....................................  1,100      39
 Harbinger Corp.*...............................................  6,100     172
 Platinum Technology, Inc.*.....................................  4,000     113
 Remedy Corp.*..................................................  2,600      55
 Symantec Corp.*................................................  6,400     140

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Computer Software and Services-Continued
 Systems & Computer Technology Corporation*.....................  6,100 $   303
 Veritas Software Corp.*........................................  2,300     117
                                                                        -------
                                                                          1,482
Computers and Office Equipment-0.3%
 C&D Technologies, Inc. ........................................  1,800      87
 Kulicke and Soffa Industries*..................................  3,000      56
                                                                        -------
                                                                            143
Diversified Operations-0.8%
 Eastern Enterprises............................................  3,300     149
 Gerber Scientific, Inc. .......................................  9,000     179
                                                                        -------
                                                                            328
Electronic Products-4.6%
 Asyst Technologies, Inc.*...................................... 11,600     252
 Berg Electronics Corp.*........................................ 13,600     309
 Cognex Corp.*..................................................  3,700     101
 Dallas Semiconductor Corp. ....................................  3,200     130
 Electro Scientific Industries, Inc.*...........................  2,500      95
 Kent Electronics Corp.*........................................  1,900      48
 Plexus Corp.*..................................................  6,700     100
 PMC - Sierra, Inc.*............................................  6,900     214
 SIGCORP, Inc. .................................................  6,000     176
 Technitrol, Inc. ..............................................  7,000     210
 Uniphase Corporation*..........................................  2,400      99
 Unitrode Corp.*................................................  5,400     116
 Veeco Instruments Inc.*........................................  6,400     141
                                                                        -------
                                                                          1,991
Engineering-0.8%
 Cliffs Drilling Company*.......................................  2,500     125
 Jacobs Engineering Group, Inc.*................................  4,300     109
 Stone & Webster, Inc. .........................................  2,300     108
                                                                        -------
                                                                            342
Financial Services-0.8%
 FIRSTPLUS Financial Group, Inc.*...............................  3,400     130
 T R Financial Corp. ...........................................  4,400     146
 WSFS Financial Corporation*....................................  4,600      92
                                                                        -------
                                                                            368
Food, Beverage and Tobacco-3.3%
 Adolph Coors Co. - Cl. B.......................................  5,900     196
 Canandaigua Brands Inc. - Cl A*................................    800      44
 Dean Foods Co. ................................................  3,400     202
 DIMON, Inc. ................................................... 15,500     407
 Earthgrains Co. ...............................................  4,200     197
 Richfood Holdings, Inc. .......................................  8,000     226
 Smithfield Foods, Inc.*........................................  4,800     158
                                                                        -------
                                                                          1,430
Health Products and Services-8.9%
 Acuson Corp.*..................................................  7,200     119
 Affymetrix, Inc.*..............................................  8,700     271
 Alpharma, Inc. - Cl A.......................................... 11,600     252
 AmeriSource Health Corp. - Cl. A*..............................  2,400     140
 Arterial Vascular Engineering, Inc.*...........................  4,200     273
 ATL Ultrasound, Inc.*..........................................  6,500     299

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Health Products and Services-Continued
 Bindley Western Industries, Inc. ...............................  6,400 $   198
 Bio-Rad Laboratories, Inc. - Cl. A*.............................  3,900     102
 Hooper Holmes, Inc. ............................................  7,600     111
 ICN Pharmaceuticals, Inc. ......................................  3,900     190
 Integrated Health Services, Inc. ...............................  6,200     193
 OEC Medical Systems, Inc.*......................................  4,800      96
 Osteotech, Inc.*................................................  4,400     120
 Parexel International Corp.*....................................  3,500     130
 Perrigo Co.*.................................................... 16,300     218
 Protein Design Labs, Inc.*......................................  3,500     140
 Safeskin Corp.*.................................................  3,300     187
 Sierra Health Services, Inc.*...................................  6,900     232
 Trigon Healthcare, Inc.*........................................ 21,500     561
                                                                         -------
                                                                           3,832
Household and Personal-1.5%
 Furniture Brands International, Inc.*........................... 16,100     330
 Kellwood Co. ................................................... 10,900     327
                                                                         -------
                                                                             657
Insurance-5.7%
 Allied Group, Inc. .............................................  5,400     155
 CMAC Investment Corp. ..........................................  3,100     187
 Delphi Financial Group, Inc. - Cl. A*...........................  5,130     231
 Executive Risk, Inc. ...........................................  5,700     398
 FBL Financial Group, Inc. - Cl. A...............................  5,800     233
 Frontier Insurance Group, Inc. ................................. 10,600     242
 Graham Field Health Prods, Inc. ................................  4,200      70
 Horace Mann Educators Corp. ....................................  5,600     159
 Lawyers Title Corp. ............................................  4,600     145
 Orion Capital Corp. ............................................  8,800     409
 W.R. Berkley Corp. .............................................  5,650     248
                                                                         -------
                                                                           2,477
Leisure and Recreation Products and Services-0.4%
 Carmike Cinemas, Inc. - Cl. A*..................................  5,400     155
Lodging and Restaurants-2.9%
 Brinker International, Inc.*....................................  7,200     115
 Bristol Hotel Co.*.............................................. 16,550     480
 Consolidated Products, Inc.*.................................... 17,375     285
 Prime Hospitality Corp.*........................................ 18,200     371
                                                                         -------
                                                                           1,251
Machinery and Equipment-3.9%
 Applied Power, Inc. ............................................  4,500     311
 Blount International, Inc. - Cl. A..............................  4,400     117
 Brown & Sharpe Manufacturing Co. - Cl. A*.......................  8,400      86
 Cincinnati Milacron, Inc. ......................................  4,800     125
 Fisher Scientific International, Inc. ..........................  3,200     153
 Fluke Corp. ....................................................  6,800     177
 Global Industrial Technologies, Inc.*........................... 17,100     290
 Graco, Inc. ....................................................  8,100     302
 SPX Corp. ......................................................  1,600     110
                                                                         -------
                                                                           1,671
Media-0.9%
 Anchor Gaming*..................................................  3,000     167
 Cablevision Systems Corp. - Cl. A*..............................  1,300     124

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Media-Continued
 McClatchy Newspapers, Inc. - Cl. A..............................  4,200 $   114
                                                                         -------
                                                                             405
Metals and Mining-0.2%
 Commercial Metals Company.......................................  2,700      85
Miscellaneous-3.5%
 ACX Technologies, Inc.*.........................................  5,100     125
 AptarGroup, Inc. ...............................................  9,600     532
 DeVry, Inc.*....................................................  8,400     268
 Russ Berrie & Co., Inc. ........................................ 13,500     354
 Sotheby's Holdings, Inc. .......................................  7,500     139
 Tredegar Industries, Inc. ......................................  1,300      86
                                                                         -------
                                                                           1,504
Oils and Natural Gas Equipment and
 Services-0.3%
 Newpark Resources, Inc.*........................................  6,200     109
Oils and Natural Gas Exploration and
 Production-2.9%
 Cabot Oil & Gas Corp. - Cl. A................................... 17,800     346
 Energen Corporation.............................................  3,000     119
 HS Resources, Inc.*............................................. 12,000     166
 KN Energy, Inc. ................................................  2,700     146
 ONEOK, Inc. ....................................................  4,500     182
 St. Mary Land & Exploration Company.............................  4,900     172
 Tesoro Petroleum Corp.*.........................................  7,900     122
                                                                         -------
                                                                           1,253
Oils and Natural Gas Service and Drilling-1.4%
 Marine Drilling Companies, Inc.*................................  4,600      95
 Trico Marine Services, Inc. .................................... 11,600     341
 Veritas DGC, Inc.*..............................................  4,600     182
                                                                         -------
                                                                             618
Paper and Forest Products-0.8%
 Chesapeake Corp. ...............................................  6,500     223
 Kimberly-Clark Corp. ...........................................  2,898     143
                                                                         -------
                                                                             366
Pollution Control Equipment and Services-0.4%
 Culligan Water Technologies, Inc.*..............................  3,300     166
Printing-0.2%
 Consolidated Graphics, Inc.*....................................  2,100      98
Printing-Publications-0.5%
 Houghton Mifflin Co. ...........................................  5,900     226
Real Estate Development-1.7%
 Lennar Corp. ................................................... 13,100     282
 NVR, Inc.*...................................................... 13,400     293
 U.S. Home Corp.*................................................  3,800     149
                                                                         -------
                                                                             724
Real Estate Investment Trust-5.1%
 CBL & Associates Properties, Inc. .............................. 13,000     321
 Essex Property Trust, Inc. .....................................  6,300     221
 Felcor Suite Hotels, Inc. ......................................  5,800     206
 First Industrial LP*............................................  6,800     246
 Gables Residential Trust........................................  8,400     232

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Real Estate Investment Trust-Continued
 Liberty Property Trust.........................................  8,500 $   243
 Price REIT, Inc. ..............................................  2,300      94
 RFS Hotel Investors, Inc. ..................................... 12,800     255
 Shurgard Storage Centers, Inc. ................................  7,800     226
 Sunstone Hotel Investors, Inc. ................................  9,000     155
                                                                        -------
                                                                          2,199
Real Estate Operations-1.6%
 American General Hospitality...................................  7,400     198
 Mack-Cali Realty Corporation...................................  6,200     254
 Pulte Corp. ...................................................  5,400     226
                                                                        -------
                                                                            678
Retail-5.6%
 Arbor Drugs, Inc. ............................................. 11,100     205
 Carson Pirie Scott & Co.*......................................  4,000     201
 Cash America International, Inc. ..............................  8,800     114
 Cellstar Corporation*..........................................  3,700      74
 Encore Wire Corporation*.......................................  8,600     264
 Ethan Allen Interiors, Inc. ................................... 10,500     405
 Footstar, Inc.*................................................  6,600     177
 Oxford Industries, Inc. .......................................  3,100     101
 Pacific Sunwear of California*.................................  5,600     166
 Proffitt's, Inc.*..............................................  5,800     165
 Shopko Stores, Inc. ........................................... 15,800     344
 United Stationers, Inc.*.......................................  4,600     221
                                                                        -------
                                                                          2,437
Telecommunications-1.9%
 Brightpoint, Inc.*.............................................  4,800      67
 Centennial Cellular Corp. - Cl. A*.............................  5,100     105
 CommNet Cellular, Inc.*........................................  2,300      82
 Dynatech Corp.*................................................  3,700     173
 Premiere Technologies, Inc.*...................................  8,400     232
 RCN Corporation*...............................................  1,800      62
 World Access, Inc.*............................................  3,500      84
                                                                        -------
                                                                            805
Textiles-2.2%
 Burlington Industries, Inc.*................................... 26,800     370
 Springs Industries, Inc. ...................................... 10,900     566
                                                                        -------
                                                                            936
Transportation-2.6%
 Airbourne Freight Corp. .......................................  3,300     205
 Expeditors International of Washington, Inc. ..................  3,900     150
 Roadway Express, Inc. ......................................... 18,100     400
 Yellow Corp.*.................................................. 15,200     382
                                                                        -------
                                                                          1,137
Utilities - Electric-2.4%
 Black Hills Corp. .............................................  2,100      74
 Central Louisiana Electric.....................................  4,500     146
 Central Maine Power Co. .......................................  3,800      58
 Cilcorp, Inc. .................................................  2,900     142
 Commonwealth Energy System Cos. ...............................  2,200      73
 Hawaiian Electric Industries, Inc. ............................  3,200     131
 IES Industries, Inc. ..........................................  6,100     225
 Minnesota Power & Light Company................................  4,700     205
                                                                        -------
                                                                          1,054

                                                                         Market
                         Name of Issuer                          Shares   Value
                                                                         (000's)
COMMON STOCK-Continued
Utilities - Gas-0.4%
 NUI Corp. ....................................................   5,900  $   169


Water and Water Treatment Services-0.1%
 E'Town Corp...................................................   1,200       48
                                                                         -------
                                            TOTAL COMMON STOCK-   89.6%   38,745
                                                                   Par
                                                                  Value
                                                                 (000's)
SHORT-TERM INVESTMENTS-9.8%
 Investment in joint trading account (Note B)
 6.243% due 1/01/98............................................  $4,248    4,248
                                                                         -------
                                  TOTAL SHORT-TERM INVESTMENTS-    9.8%    4,248
                                                                 ------  -------
                                             TOTAL INVESTMENTS-   99.4%   42,993
                           Cash and receivables, less payables-    0.6%      268
                                                                 ------  -------
                                                    NET ASSETS-  100.0%  $43,261
                                                                 ======  =======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK
Argentina-1.0%
 Banco de Galicia y Buenos Aires SA de CV (BANK)................  1,151 $    30
 Banco Frances del Rio de la Plata SA (BANK)....................    737      20
 Perez Companc SA (OILS)........................................  7,934      57
 Telefonica de Argentina SA - ADR (UTIT)........................  1,610      60
 YPF Sociedad Anonima - ADR - ADR (OILS)........................  3,792     130
                                                                        -------
                                                                            297
Australia-2.0%
 Australia & New Zealand Banking Group, Ltd. (BANK).............  2,000      13
 Australian Gas & Light Co., Ltd. (OILS)........................ 10,000      70
 Brambles Industries, Ltd. (DIVO)...............................  1,000      20
 Broken Hill Proprietary Co., Ltd. (DIVO).......................  6,631      62
 Commonwealth Bank (BANK).......................................  4,884      56
 Foster's Brewing Group, Ltd. (FOOD)............................ 10,000      19
 John Fairfax Holdings Ltd. (PUBL).............................. 11,000      23
 Lend Lease Corp. (FINL)........................................  2,016      39
 National Australia Bank, Ltd. (BANK)...........................  2,088      29
 News Corp., Ltd. (MEDI)........................................ 10,022      55
 Publishing & Broadcasting, Ltd. (MEDI).........................  9,000      41
 Sydney Harbour Casino Holdings, Ltd.* (LEIS)................... 19,000      18
 TABCORP Holdings, Ltd. (LEIS)..................................  8,000      38
 Telstra Corporation Limited* (TELE)............................ 21,000      44
 Westpac Banking Corp., Ltd. (BANK).............................  6,000      38
 WMC, Ltd. (META)...............................................  3,000      10
 Woodside Petroleum, Ltd. (OILS)................................  5,000      35
                                                                        -------
                                                                            610
Belgium-1.4%
 Credit Communal Holding/Dexia (BANK)...........................    189      25
 Generale de Banque SA (BANK)...................................    230     100
 Generale de Banque SA (BANK)...................................     10       0
 Kredietbank NV (BANK)..........................................    550     231
 UCB SA (HEAL)..................................................     19      63
                                                                        -------
                                                                            419
Brazil-2.3%
 Centrais Electricas Brasileiras SA - Eletrobras -ADR (UTIE)....    252       6
 Companhia Siderurgica National - ADR (META)....................  1,000      28
 Compania Brasileira de Distribuicao Grupo Pao de Acucar (RETL).  1,057      20
 Compania Energetica de Minas (UTIE)............................  2,551     111
 Telecomunicacoes Brasileiras S/A - Telebras -ADR (TELE)........  4,144     483
 Usinas Siderurgicas de Minas Gerais S/A -ADR* (META)...........  8,449      50
                                                                        -------
                                                                            698
Canada-0.3%
 Alcan Aluminum, Ltd. (META)....................................  1,540      42
 Royal Bank of Canada (BANK)....................................    650      34
                                                                        -------
                                                                             76
Chile-0.2%
 Chilectra SA - ADR (UTIE)......................................    645      16
 Chilgener SA - ADR (UTIE)......................................    319       8
 Compania Cervecerias Unidas SA (FOOD)..........................    200       6

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Chile-Continued
 Empresa Nacional de Electricidad SA - ADR (UTIE)...............   878  $    16
 Enersis SA - ADR (UTIE)........................................   503       15
 Santa Isabel SA - ADR (RETL)...................................   333        6
                                                                        -------
                                                                             67
China-0.2%
 Huaneng Power International, Inc. - ADR* (UTIE)................ 2,000       46
Denmark-0.3%
 Den Danske Bank (BANK).........................................   400       53
 Tele Danmark A/S (TELE)........................................    80        5
 Unidanmark A/S - Cl. A (FINL)..................................   490       36
                                                                        -------
                                                                             94
Finland-0.3%
 Oy Nokia AB (TELE)............................................. 1,150       82
France-8.4%
 Accor SA (LODG)................................................   120       22
 Alcatel Alsthom (TELE).........................................   894      114
 Assurances Generales de France (INSU)..........................   800       42
 AXA SA (INSU).................................................. 1,184       92
 Canal Plus (MEDI)..............................................   260       48
 Carrefour (RETL)...............................................   111       58
 Compagnie de St. Gobain (BUIL).................................   460       65
 Compagnie Generale des Eaux (DIVO)............................. 3,090      431
 Credit Commercial de France (BANK).............................   573       39
 Credit Local de France (FINL)..................................   126       15
 Dexia France (BANK)............................................   380       44
 Elf Aquitaine (OILS)...........................................   980      114
 Group Danone* (FOOD)...........................................   580      104
 GTM Entrepose SA (ENGI)........................................   200       13
 Guilbert SA (EDPE).............................................   300       43
 Havas SA (MEDI)................................................   160       12
 L 'Oreal (SOAP)................................................   125       49
 Lapeyre SA (BUIL)..............................................   640       35
 Legrand SA (ETRN)..............................................   244       49
 Moet Hennessy-Louis Vuitton (MISC).............................   133       22
 Pathe SA* (MEDI)...............................................   110       21
 Pinault-Printemps-Redoute SA (RETL)............................   484      258
 Primagaz Cie (OILE)............................................   240       20
 Sanofi SA (HEAL)............................................... 1,452      162
 Schneider SA (ETRN)............................................ 2,631      143
 Societe Generale de Paris (BANK)...............................   608       83
 Societe Television Francaise 1 (MEDI)..........................   690       71
 Sodexho Alliance (DIVO)........................................    15        8
 Sodexho Alliance (DIVO)........................................   150       80
 Total SA - Cl. B (OILS)........................................ 2,911      317
                                                                        -------
                                                                          2,574
Germany-5.3%
 Allianz AG (INSU)..............................................   660      171
 Bayer AG (CHEM)................................................ 2,659       99
 Bayerische Hypotheken-und Wechsel-Bank AG (BANK)............... 2,253      110
 Bayerische Vereinsbank AG (BANK)............................... 1,690      111
 Bilfinger & Berger Bau AG (CONS)...............................   500       16

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Germany-Continued
 Buderus AG (MACH)..............................................     30 $    13
 Commerzbank AG (BANK)..........................................  1,080      43
 Deutsche Bank AG (BANK)........................................  2,849     201
 Deutsche Telekom* (UTIT).......................................  2,616      49
 Dresdner Bank AG (BANK)........................................    860      40
 Gehe AG (HEAL).................................................  3,308     165
 Hoechst AG (CHEM)..............................................    930      33
 Hornback Baumarkt Aktiengesellschaft (RETL)....................     80       2
 Mannesmann AG (DIVO)...........................................     94      47
 Rhoen-Klinikum AG (HEAL).......................................    480      47
 SAP AG (SOFT)..................................................    470     143
 Siemens AG (DIVO)..............................................  1,087      64
 VEBA AG (UTIE).................................................  3,545     241
 Volkswagen AG (AUTO)...........................................     40      23
                                                                        -------
                                                                          1,618
Hong Kong-2.1%
 Cheung Kong (Holdings), Ltd. (REAL)............................  4,000      26
 China Light & Power Co., Ltd. (UTIE)...........................  4,000      22
 Dao Heng Bank Group, Ltd. (BANK)............................... 16,000      40
 First Pacific Co., Ltd. (DIVO)................................. 55,000      27
 HSBC Holdings plc (BANK).......................................  1,200      30
 Hutchison Whampoa, Ltd. (DIVO)................................. 30,000     188
 New World Development Co., Ltd. (REAL)......................... 37,297     129
 Sun Hung Kai Properties, Ltd. (REAL)...........................  4,000      28
 Swire Pacific, Ltd. - Cl. A (DIVO)............................. 18,000      99
 Wharf (Holdings), Ltd. (REAL).................................. 30,000      66
                                                                        -------
                                                                            655
Italy-4.1%
 Assicurazioni Generali (INSU)..................................  4,000      98
 Banca Commerciale Italiana (BANK)..............................  4,000      14
 Bco Di Roma (BANK)............................................. 74,000      75
 Credito Italiano SpA (BANK).................................... 52,393     162
 Ente Nazionale Idrocarburi SpA (OILS).......................... 29,784     169
 Industrie Natuzzi SpA - ADR (RETL).............................  1,000      21
 Istituto Mobiliare Italiano SpA (FINL).........................  6,960      83
 Italgas SpA (UTIG).............................................  4,000      17
 La Rinascente SpA (RETL).......................................  1,000       7
 Mediolanum SpA* (INSU).........................................  4,331      82
 Telecom Italia Mobile SpA (UTIT)...............................  5,000      14
 Telecom Italia Mobile SpA (UTIT)............................... 58,000     268
 Telecom Italia SpA* (TELE)..................................... 38,444     246
                                                                        -------
                                                                          1,256
Japan-18.9%
 Advantest (ETRN)...............................................    400      23
 Alps Electric Co. (ETRN).......................................  4,000      38
 Amada Co., Ltd (MACH)..........................................  8,000      30
 Canon, Inc. (EDPE)............................................. 14,000     326
 Citizen Watch Co., Ltd. (HOUS).................................  3,000      20
 Daifuku Co., Ltd. (MACH).......................................  1,000       5
 Daiichi Pharm Co., Ltd. (HEAL).................................  9,000     101
 Dainippon Screen Manufacturing Co., Ltd. (ETRN)................  7,000      32
 Daiwa House Industry Co., Ltd. (CONS).......................... 12,000      63

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Japan-Continued
 DDI Corp. (UTIT)...............................................     13 $    34
 East Japan Railway Co. (TRAN)..................................     26     117
 Fanuc (MACH)...................................................  2,300      87
 Hitachi Zosen Corp. (META).....................................  7,000      11
 Hitachi, Ltd. (ETRN)........................................... 14,000     100
 Honda Motor Co. (AUTO).........................................  1,000      37
 Inax Corp. (BUIL)..............................................  2,000       6
 Ishihara Sangyo Kaisha* (CHEM).................................  2,000       2
 Ito-Yokado Co., Ltd. (RETL)....................................  3,000     153
 KAO Corp. (SOAP)...............................................  7,000     101
 Kokuyo Co. (EDPE)..............................................  4,000      69
 Komatsu, Ltd. (MACH)...........................................  9,000      45
 Komori Corp. (MACH)............................................  3,000      45
 Kumagai Gumi Co., Ltd. (CONS)..................................  4,000       2
 Kuraray Co., Ltd. (TEXT).......................................  8,000      66
 Kyocera Corp. (ETRN)...........................................  5,000     227
 Makita Corp. (MACH)............................................  6,000      57
 Marui Co., Ltd. (RETL).........................................  9,000     140
 Matsushita Electric Industrial Co.* (AUDI)..................... 15,000     219
 Mitsubishi Corp. (DIVO)........................................ 11,000      87
 Mitsubishi Heavy Industries, Ltd. (AERO)....................... 46,000     192
 Mitsubishi Paper Mills (PAPR)..................................  3,000       4
 Mitsui Fudosan (REAL).......................................... 23,000     222
 Mitsui Petrochemical Co. (CHEM)................................  2,000       4
 Murata Manufacturing Co., Ltd. (ETRN)..........................  5,000     126
 National House Industrial (BUIL)...............................  1,000       7
 NEC Corp. (SOFT)............................................... 28,000     298
 Nippon Hodo (CONS).............................................  1,000       3
 Nippon Steel Co. (META)........................................ 61,000      90
 Nippon Telegraph & Telephone Corp. (UTIT)......................     12     103
 Nippondenso Co., Ltd. (ETRN)................................... 14,000     252
 Nomura Securities Co., Ltd. (FINL)............................. 15,000     200
 Pioneer Electronic Corp. (AUDI)................................  5,000      77
 Sangetsu Co., Ltd. (HOUS)......................................  1,000      10
 Sankyo Co., Ltd. (HEAL)........................................ 10,000     226
 Sega Enterprises (LEIS)........................................  1,200      22
 Sekisui Chemical Co. (CHEM).................................... 14,000      71
 Sekisui House, Ltd. (READ).....................................  7,000      45
 Seven-Eleven Japan (RETL)......................................  1,000      71
 Sharp Corp. (ETRN)............................................. 14,000      96
 Shin-Etsu Chemical Co. (CHEM)..................................  7,000     133
 Shiseido Co., Ltd. (SOAP)......................................  4,000      55
 Sony Corp. (AUDI)..............................................  3,500     311
 Sumitomo Corp. (DIVO).......................................... 17,000      95
 Sumitomo Electric Industries (ETRN)............................ 21,000     286
 Sumitomo Forestry Co. (PAPR)...................................  3,000      15
 TDK Corp. (ETRN)...............................................  3,000     226
 Teijin, Ltd. (TEXT)............................................ 20,000      42
 Tokio Marine & Fire Insurance Co. (INSU).......................  3,000      34
 Tokyo Electron, Ltd. (ETRN)....................................  2,100      67
 Tokyo Steel Manufacturing (META)...............................  2,500       8
 Toppan Printing Co. (PUBL).....................................  8,000     104
 UNY Co., Ltd. (RETL)...........................................  4,000      55
 Yurtec Corp. (ENGI)............................................  1,050       6
                                                                        -------
                                                                          5,799

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                        Market
               Name of Issuer                                    Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Malaysia-0.2%
 Berjaya Sports Toto Berhad (DIVO).............................. 14,000 $   36
 Tanjong plc (LEIS)............................................. 20,000     33
 Time Engineering Berhad (DIVO).................................  9,000      2
                                                                        ------
                                                                            71
Mexico-1.6%
 Cemex SA de CV - ADR* (BUIL)...................................  8,030     73
 Cemex SA de CV (BUIL)..........................................  2,000     11
 Cifra SA de CV - ADR* (RETL)...................................  3,825      9
 Fomento Economico Mexicano SA de CV (FOOD).....................  6,000     48
 Gruma SA* (FOOD)...............................................  8,965     36
 Gruma SA - ADR 144A* (FOOD)....................................    973     15
 Grupo Financiero Banamex Accival SA de CV*
  (BANK)........................................................  6,300     19
 Grupo Industrial Maseca SA de CV (FOOD)........................ 12,630     13
 Grupo Modelo SA de CV (FOOD)...................................  4,000     34
 Grupo Televisa SA - GDR* (MEDI)................................  1,207     47
 Kimberly-Clark de Mexico SA de CV (PAPR)....................... 11,170     55
 Telefonos de Mexico SA - ADR (UTIT)............................  2,560    144
                                                                        ------
                                                                           504
Netherlands-10.3%
 ABN Amro Holding NV (BANK).....................................  8,566    167
 Akzo Nobel NV (CHEM)...........................................    260     45
 Baan Co., NV (SOFT)............................................  1,808     59
 Baan Co., NV* (SOFT)...........................................    720     24
 CSM NV (FOOD)..................................................  2,618    116
 Elsevier NV (PUBL)............................................. 21,880    354
 Fortis Amev NV (FINL)..........................................  3,080    134
 Gucci Group NV (TEXT)..........................................    815     34
 ING Groep NV (BANK)............................................  8,250    347
 Koninklijke Ahold NV (RETL)....................................  1,623     42
 Koninklijke Nutricia Verenigde Bedrijven
  N.V. (FOOD)...................................................  1,905     58
 Koninklijke PTT Nederland NV (TELE)............................    550     23
 Otra NV (DIVO).................................................    240      3
 PolyGram NV (LEIS).............................................  3,270    156
 Royal Dutch Petroleum Co. (OILS)............................... 13,970    767
 Unilever Nv (DIVO).............................................  5,060    312
 Wolters Kluwer NV (PUBL).......................................  4,083    527
                                                                        ------
                                                                         3,168
New Zealand-0.3%
 Air New Zealand, Ltd. - Cl. B (TRAN)...........................  4,721      9
 Fletcher Challenge Building (BUIL)............................. 10,688     22
 Fletcher Challenge Energy (OILS)...............................  7,056     25
 Telecom Corp. of New Zealand (UTIT)............................ 10,000     48
                                                                        ------
                                                                           104
Norway-1.8%
 Bergesen dy AS (TRAN)..........................................    250      6
 Norsk Hydro AS (CHEM)..........................................  4,810    234
 Orkla AS (DIVO)................................................  3,610    310
 Saga Petroleum AS - Cl. B (OILS)...............................    400      6
                                                                        ------
                                                                           556

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Panama-0.3%
 Banco Latinoamericano de Exportaciones SA -Cl. E (BANK)........    176 $    7
 Panamerican Beverages, Inc. - Cl. A (FOOD).....................  2,160     70
                                                                        ------
                                                                            77
Peru-0.0%
 Telefonica del Peru SA - ADR (TELE)............................    535     11
Portugal-0.4%
 Estabelecimentos Jeronimo Martins & Filho, Sociedale Gestoea de
  Participacoes Sociais SA (RETL)...............................  1,680     53
 Jeronimo Martins, SGPS, SA* (MISC).............................  2,520     80
                                                                        ------
                                                                           133
Singapore-0.8%
 City Developments, Ltd. (READ).................................  3,000     14
 Hong Kong Land Holdings, Ltd. (READ)........................... 48,000     92
 Oversea-Chinese Bank Corp., Ltd. (BANK)........................  1,200      7
 Overseas Union Bank, Ltd. (BANK)...............................  6,400     24
 Singapore Land, Ltd. (REAL).................................... 10,000     22
 Singapore Press Holdings, Ltd. (PUBL)..........................  5,000     63
 United Overseas Bank, Ltd. (BANK)..............................  6,000     33
                                                                        ------
                                                                           255
Soviet Union-0.1%
 Oil Co. Lukoil (OILS)..........................................    180     17
Spain-2.4%
 Banco Bilbao Vizcaya SA (BANK).................................  1,580     51
 Banco Popular Espanol SA (BANK)................................  1,430    100
 Banco Santander SA (BANK)......................................  4,318    144
 Centros Comerciales Pryca SA (RETL)............................    610      9
 Corporacion Bancaria de Espana SA (BANK).......................    830     51
 Empresa Nacional de Electricidad SA (UTIE).....................  5,338     95
 Gas Natural SDG SA (UTIG)......................................    880     46
 Iberdrola SA (UTIE)............................................  5,060     67
 Repsol SA (OILS)...............................................  1,297     55
 Telefonica de Espana (UTIT)....................................  4,193    120
                                                                        ------
                                                                           738
Sweden-3.5%
 ABB AB - Cl. A (MACH)..........................................  5,870     69
 Astra AB - Cl. B (HEAL)........................................ 16,096    271
 Atlas Corp. (META).............................................  3,750    112
 Electrolux AB - Ser. B (HOUS)..................................  2,000    139
 Esselte AB - Cl. B (EDPE)......................................    910     18
 Granges AB* (MISC).............................................    495      8
 Hennes & Mauritz AB - B Shares (RETL)..........................  4,390    194
 Nordbanken Holding (BANK)...................................... 27,574    156
 Sandvik AB - Cl. A (MACH)......................................    530     15
 Sandvik AB - Cl. B (MACH)......................................  2,700     77
 Scribona AB (EDPE).............................................    290      3
                                                                        ------
                                                                         1,062
Switzerland-7.0%
 ABB AG (ENGI)..................................................    110    138
 Adecco SA (BUSI)...............................................    435    126
 CS Holding AG (BANK)...........................................    450     70
 Nestle SA (FOOD)...............................................    290    434

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                         Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Switzerland-Continued
 Novartis AG* (HEAL)............................................    436 $    707
 Roche Holdings AG (HEAL).......................................     41      407
 Schweizerische Bankgesellschaft (BANK).........................     70      101
 Schweizerischer Bankverein (BANK)..............................    480      149
                                                                        --------
                                                                           2,132
United Kingdom-19.3%
 Abbey National First Capital BV (BANK)......................... 13,000      234
 Argos plc (RETL)............................................... 13,733      124
 Asda Group plc (RETL).......................................... 42,000      124
 BG plc (UTIG).................................................. 10,588       48
 British Petroleum Co. plc - ADR* (OILS)........................ 10,000      132
 Cable & Wireless plc (TELE).................................... 25,000      220
 Cadbury Schweppes plc (FOOD)................................... 16,000      161
 Caradon plc (BUIL)............................................. 26,500       77
 Centrica plc* (UTIG)...........................................  7,000       10
 Compass Group plc (LODG).......................................  7,000       86
 David S. Smith Holdings plc (PAPR)............................. 15,000       49
 Electrocomponents plc (ETRN)...................................  7,000       52
 GKN plc (AUTO).................................................  2,000       41
 Glaxo Wellcome plc - ADR (HEAL)................................ 16,000      381
 Guinness plc (FOOD)............................................ 54,000      494
 Heywood Williams Group plc (BUIL)..............................  2,000        7
 Hillsdown Holdings plc (FOOD)..................................  4,000       10
 John Laing plc (CONS)..........................................  3,000       16
 Kingfisher plc (RETL).......................................... 26,000      363
 Ladbroke Group plc (LEIS)...................................... 13,000       56
 National Westminster Bank plc (BANK)........................... 48,000      798
 Rank Group plc (LEIS).......................................... 17,000       95
 Reed International plc (PUBL).................................. 47,000      448
 Rolls-Royce plc (AERO).........................................  4,000       15
 RTZ Corp. plc (META)........................................... 10,000      123
 Safeway plc (RETL)............................................. 21,000      118
 Shell Transport & Trading Co. plc (OILS)....................... 57,000      400
 SmithKline Beecham plc (HEAL).................................. 54,800      565
 T & N plc (AUTO)............................................... 10,000       42
 Tesco plc (RETL)............................................... 17,000      140
 Tomkins plc (DIVO)............................................. 54,000      255
 United News & Media plc (PUBL)................................. 21,000      239
                                                                        --------
                                                                           5,923
United States-0.6%
 Brazil Fund, Inc. (FUND).......................................    860       18
 Credicorp, Ltd. (FINL).........................................    360        6
 Korea Fund, Inc.* (FUND).......................................  5,213       35
 Lojas Americanas SA - ADR (RETL)...............................    925        4
 Mahanagar Telephone Nigam Ltd. (TELE)..........................  3,000       46
 TV Azteca SA de CV* (MEDI).....................................  2,700       61
                                                                        --------
                                                                             170
Venezuela-0.1%
 Compania Anonima Nacional Telefonos de Venezuela* (UTIT).......    928       39
                                                                        --------
                                             TOTAL COMMON STOCK-  95.5%   29,251

                                                                         Market
                         Name of Issuer                          Shares   Value
                                                                         (000's)
PREFERRED STOCK
Australia-0.0%
 FXF Trust (John Fairfax) (PUBL)...............................   9,000  $     2
 News Corp., Ltd. - Pref. (MEDI)...............................   3,000       15
                                                                         -------
                                                                              17
Germany-0.3%
 Fresenius AG (HEAL)...........................................     150       28
 Fielmann AG - Pref. (RETL)....................................     130        3
 Hornbach Holding AG - Pref. (RETL)............................     200       14
 SAP AG (SOFT).................................................     120       39
                                                                         -------
                                                                              84
                                                                         -------
                                         TOTAL PREFERRED STOCK-    0.3%      101
WARRANTS-0.1%
Netherlands-0.1%
 ING Groep NV expires 3/15/01 (Cost $10).......................       2       19
                                                                   Par
                                                                  Value
                                                                 (000's)
SHORT-TERM INVESTMENTS-0.1%
 Investment in joint trading account (Note B)
 6.243% due 1/01/98............................................      39       39
                                                                 ------  -------
                                             TOTAL INVESTMENTS-   96.0%   29,410
                            Cash and receivables, less payable-    4.0%    1,221
                                                                 ------  -------
                                                    NET ASSETS-  100.0%  $30,631
                                                                 ======  =======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                  Industry   Market       %
                   Industry                     Abbreviation  Value   Long-Term
                                                             (000's) Investments
Banks and Finance.............................      BANK      4,098     13.9%
Health Products and Services..................      HEAL      3,123     10.9%
Oils and Natural Gas Exploration and
 Production...................................      OILS      2,294      7.6%
Diversified Operation.........................      DIVO      2,126      7.2%
Retail........................................      RETL      1,988      6.8%
Publication...................................      PUBL      1,760      6.0%
Electronic Products...........................      ETRN      1,717      5.9%
Food, Beverage and Tobacco....................      FOOD      1,618      5.5%
Telecommunications............................      TELE      1,274      4.3%
Utilities--Telecommunications.................      UTIT        879      3.0%
Utilities--Electric...........................      UTIE        643      2.2%
Chemicals.....................................      CHEM        621      2.1%
Audio/Video Home Products.....................      AUDI        607      2.1%
Computer Software and Services................      SOFT        563      2.0%
Insurance.....................................      INSU        519      1.8%
Financial Services............................      FINL        513      1.6%
Real Estate Operations........................      REAL        493      1.7%
Metals and Mining.............................      META        474      1.6%
Computer and Office Equipment.................      EDPE        459      1.6%
Machinery and Equipment.......................      MACH        443      1.5%
Leisure and Recreation Products and Services..      LEIS        418      1.4%
Media.........................................      MEDI        371      1.3%
Building Products.............................      BUIL        303      1.0%
Aerospace.....................................      AERO        207      0.7%
Soap, Cosmetics and Personal Care.............      SOAP        205      0.7%
Household and Personal........................      HOUS        169      0.6%
Engineering...................................      ENGI        157      0.5%
Real Estate Development.......................      READ        151      0.5%
Automotive and Rubber.........................      AUTO        143      0.5%
Textiles......................................      TEXT        142      0.5%
Transportation................................      TRAN        132      0.4%
Business Services.............................      BUSI        126      0.4%
Paper and Forest Products.....................      PAPR        123      0.4%
Utilities--Gas................................      UTIG        121      0.4%
Miscellaneous.................................      MISC        110      0.4%
Lodging and Restaurants.......................      LODG        108      0.4%
Construction..................................      CONS        100      0.3%
Investment Companies..........................      FUND         53      0.2%
Oils and Natural Gas Exploration and Services.      OILE         20      0.1%
                                                             ------    ------
                                                             29,371    100.0%
                                                             ======    ======

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                        Market
                        Name of Issuer                          Shares  Value
                                                                       (000's)
COMMON STOCK
Aerospace-1.5%
 Boeing Co. ................................................... 13,068 $    640
 General Dynamics Corp. .......................................    800       69
 Lockheed Martin Corp. ........................................  2,500      246
 Northrop Grumman Corp. .......................................    900      104
 Raytheon Company - Class B....................................  4,500      227
 United Technologies Corp. ....................................  3,000      218
                                                                       --------
                                                                          1,504
Automotive and Rubber-2.1%
 Chrysler Corp. ...............................................  8,600      303
 Cooper Tire & Rubber Co. .....................................  1,100       27
 Dana Corp. ...................................................  1,300       62
 Eaton Corp. ..................................................  1,000       89
 Echlin, Inc. .................................................    800       29
 Ford Motor Co. ............................................... 15,600      760
 General Motors Corp. .........................................  9,300      564
 Genuine Parts Co. ............................................  2,350       80
 Goodyear Tire & Rubber Co. ...................................  2,000      127
 Navistar International Corp. - Cl. B*.........................    900       22
 TRW, Inc. ....................................................  1,600       85
                                                                       --------
                                                                          2,148
Banks and Finance-8.3%
 Banc One Corp. ...............................................  7,600      413
 Bank of New York Co., Inc. ...................................  4,900      283
 BankAmerica Corp. ............................................  9,100      664
 BankBoston Corp. .............................................  1,900      178
 Bankers Trust New York Corp. .................................  1,300      146
 Barnett Banks, Inc. ..........................................  2,600      187
 BB&T Corporation..............................................  1,800      115
 Chase Manhattan Corp. ........................................  5,500      602
 Citicorp......................................................  6,000      759
 Comerica, Inc. ...............................................  1,400      126
 Corestates Financial Corp. ...................................  2,600      208
 Fifth Third Bancorp...........................................  2,000      164
 First Union Corp. ............................................  8,200      420
 Fleet Financial Group, Inc. ..................................  3,300      247
 Huntington Bancshares, Inc. ..................................  2,500       90
 J.P. Morgan & Co., Inc. ......................................  2,300      260
 KeyCorp.......................................................  2,900      205
 MBNA Corp. ...................................................  6,450      176
 Mellon Bank Corp. ............................................  3,300      200
 National City Corp. ..........................................  2,800      184
 NationsBank Corp. ............................................  9,300      566
 Norwest Corp. ................................................  9,900      382
 PNC Bank Corp. ...............................................  4,000      228
 Republic New York Corp. ......................................    700       80
 State Street Corp. ...........................................  2,100      122
 Suntrust Banks, Inc. .........................................  2,800      200
 U.S. Bancorp..................................................  3,206      359
 Wachovia Corp. ...............................................  2,700      219
 Washington Mutual, Inc. ......................................  3,400      217
 Wells Fargo & Co. ............................................  1,100      373
                                                                       --------
                                                                          8,373
Building Products-0.3%
 Armstrong World Industries, Inc. .............................    500       37
 Fleetwood Enterprises, Inc. ..................................    500       21

                                                                        Market
                        Name of Issuer                          Shares  Value
                                                                       (000's)
COMMON STOCK-Continued
Building Products-Continued
 Louisiana-Pacific Corp. ......................................  1,300 $     25
 Masco Corp. ..................................................  2,100      107
 Owens Corning Fiberglass Corp. ...............................    600       20
 Sherwin-Williams Co. .........................................  2,200       61
                                                                       --------
                                                                            271
Business Services-0.5%
 Cendant Corporation*.......................................... 10,306      354
 Ceridian Corp.*...............................................  1,000       46
 Dun & Bradstreet Corp.........................................  2,200       68
 Moore Corp., Ltd. ............................................  1,200       18
                                                                       --------
                                                                            486
Chemicals-2.4%
 Air Products & Chemicals, Inc. ...............................  1,400      115
 Dow Chemical Co. .............................................  3,000      305
 E.I. du Pont de Nemours & Co. ................................ 14,800      889
 Eastman Chemical Co. .........................................  1,000       60
 Engelhard Corp. ..............................................  1,800       31
 FMC Corp.*....................................................    500       34
 Great Lakes Chemical Corp. ...................................    800       36
 Hercules, Inc. ...............................................  1,200       60
 Monsanto Co. .................................................  7,800      328
 Morton International, Inc. ...................................  1,700       58
 Nalco Chemical Co. ...........................................    800       32
 PPG Industries, Inc. .........................................  2,300      131
 Praxair, Inc. ................................................  2,000       90
 Rohm & Haas Co. ..............................................    800       77
 Sigma-Aldrich Corp. ..........................................  1,300       52
 Union Carbide Corp. ..........................................  1,600       69
 W.R. Grace & Co. .............................................  1,000       80
                                                                       --------
                                                                          2,447
Computer Software and Services-3.4%
 Adobe Systems, Inc. ..........................................  1,000       41
 Autodesk, Inc. ...............................................    700       26
 Automatic Data Processing, Inc. ..............................  3,800      233
 Cabletron Systems, Inc.*......................................  2,000       30
 Computer Associates International, Inc. ......................  7,125      377
 Computer Sciences Corp.*......................................  1,000       84
 First Data Corp. .............................................  5,600      164
 Microsoft Corp.*.............................................. 15,800    2,042
 NextLevel Systems, Inc.*......................................  1,900       34
 Novell, Inc.*.................................................  4,400       33
 Oracle Corp.*................................................. 12,850      287
 Parametric Technology Co.*....................................  1,600       76
                                                                       --------
                                                                          3,427
Computers and Office Equipment-5.1%
 3Com Corp.*...................................................  4,500      157
 Apple Computer, Inc.*.........................................  1,600       21
 Bay Networks, Inc.*...........................................  2,700       69
 Cisco Systems, Inc.*.......................................... 13,150      733
 Compaq Computer Corp..........................................  9,830      555
 Data General Corp.*...........................................    700       12
 Dell Computer Corp.*..........................................  4,300      361
 Digital Equipment Corp.*......................................  1,900       70
 EMC Corp.*....................................................  6,500      178

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                        Market
                        Name of Issuer                          Shares  Value
                                                                       (000's)
COMMON STOCK-Continued
Computers and Office Equipment-Continued
 Harris Corp. .................................................  1,000 $     46
 Hewlett-Packard Co. .......................................... 13,600      850
 IBM Corp. .................................................... 12,700    1,328
 John H. Harland Co. ..........................................    400        8
 Pitney Bowes, Inc. ...........................................  1,900      171
 Seagate Technology, Inc.*.....................................  3,100       60
 Silicon Graphics, Inc.*.......................................  2,200       27
 Sun Microsystems, Inc.*.......................................  4,900      195
 Unisys Corp.*.................................................  2,300       32
 Xerox Corp. ..................................................  4,300      317
                                                                       --------
                                                                          5,190
Construction-0.0%
 Foster Wheeler Corp. .........................................    600       16
 Kaufman & Broad Home Corp. ...................................    500       11
                                                                       --------
                                                                             27
Diversified Operations-5.9%
 Aeroquip-Vickers, Inc. .......................................    300       15
 B.F. Goodrich Co. ............................................  1,000       41
 Ball Corp. ...................................................    300       11
 Cognizant Corp. ..............................................  2,100       94
 Corning, Inc. ................................................  3,100      115
 Eastern Enterprises...........................................    300       14
 Fortune Brands, Inc. .........................................  2,200       82
 Frontier Corp. ...............................................  2,000       48
 General Electric Co. ......................................... 42,700    3,133
 Illinois Tool Works, Inc. ....................................  3,200      192
 ITT Industries, Inc. .........................................  1,500       47
 Jefferson-Pilot Corp. ........................................    900       70
 Loews Corp. ..................................................  1,500      159
 Minnesota Mining & Manufacturing Co. .........................  5,300      435
 NACCO Industries, Inc. - Cl. A................................    100       11
 National Service Industries, Inc. ............................    600       30
 Raychem Corp. ................................................  1,100       47
 Sara Lee Corp. ...............................................  6,300      355
 Tenneco, Inc. ................................................  2,300       91
 Textron, Inc. ................................................  2,100      131
 Tyco International, Ltd. .....................................  7,000      315
 Unilever NV...................................................  8,400      524
 Whitman Corp..................................................  1,300       34
                                                                       --------
                                                                          5,994
Electronic Products-3.3%
 Advanced Micro Devices, Inc.*.................................  1,800       32
 AMP, Inc. ....................................................  2,800      118
 Applied Materials, Inc.*......................................  4,800      145
 Emerson Electric Co. .........................................  5,800      327
 General Signal Corp. .........................................    700       30
 Honeywell, Inc. ..............................................  1,700      116
 Intel Corp. .................................................. 21,400    1,503
 KLA Instruments Corp.*........................................  1,100       42
 LSI Logic Corp.*..............................................  1,800       36
 Micron Technology, Inc.*......................................  2,800       73
 Motorola, Inc. ...............................................  7,800      445
 National Semiconductor Corp.*.................................  2,000       52
 Rockwell International Corp...................................  2,700      141

                                                                        Market
                        Name of Issuer                          Shares  Value
                                                                       (000's)
COMMON STOCK-Continued
Electronic Products-Continued
 Tektronix, Inc. ..............................................    900 $     36
 Texas Instruments, Inc. ......................................  5,100      230
 Thomas & Betts Corp. .........................................    700       33
                                                                       --------
                                                                          3,359
Engineering-0.1%
 Cummins Engine Company, Inc. .................................    500       30
 Fluor Corp. ..................................................  1,000       37
                                                                       --------
                                                                             67
Financial Services-2.8%
 American Express Co. .........................................  6,100      544
 Beneficial Corp. .............................................    700       58
 Charles Schwab Corp. .........................................  3,550      149
 Cincinnati Financial Corporation..............................    700       99
 Countrywide Credit Industries, Inc. ..........................  1,500       64
 Equifax, Inc. ................................................  2,000       71
 First Chicago NBD Corp. ......................................  3,800      317
 Golden West Financial Corp. ..................................    800       78
 Green Tree Financial Corp. ...................................  1,800       47
 H & R Block, Inc. ............................................  1,300       58
 H.F. Ahmanson & Co. ..........................................  1,200       80
 Household International, Inc. ................................  1,400      179
 Merrill Lynch & Co., Inc. ....................................  4,400      321
 MGIC Investment Corp. ........................................  1,500      100
 Morgan Stanley, Dean Witter,
  Discover & Co. ..............................................  7,750      458
 Providian Financial Corp......................................  1,200       54
 RyderSystem, Inc. ............................................  1,000       33
 Synovus Financial Corp. ......................................  2,200       72
                                                                       --------
                                                                          2,782
Food, Beverage and Tobacco-7.2%
 Adolph Coors Co. - Cl. B......................................    400       13
 Albertsons, Inc. .............................................  3,300      156
 Anheuser-Busch Cos., Inc. ....................................  6,400      282
 Archer-Daniels-Midland Co. ...................................  7,356      160
 Campbell Soup Co. ............................................  6,000      349
 Coca-Cola Co. ................................................ 32,300    2,152
 ConAgra, Inc. ................................................  6,100      200
 CPC International, Inc. ......................................  1,900      205
 General Mills, Inc. ..........................................  2,100      150
 Giant Food, Inc. .............................................    800       27
 H.J. Heinz Co. ...............................................  4,800      244
 Hershey Foods Corp. ..........................................  1,900      118
 Kellogg Co. ..................................................  5,300      263
 PepsiCo, Inc. ................................................ 19,800      721
 Philip Morris Cos., Inc. ..................................... 31,600    1,432
 Pioneer Hi-Bred International, Inc. ..........................    900       97
 Quaker Oats Co. ..............................................  1,800       95
 Ralston Purina Group..........................................  1,400      130
 Seagram Co., Ltd. ............................................  4,800      155
 SUPERVALU, Inc. ..............................................    800       34
 Sysco Corp. ..................................................  2,200      100
 The Great Atlantic & Pacific Tea Company, Inc. ...............    400       12
 UST, Inc. ....................................................  2,400       89

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                           Market
                        Name of Issuer                             Shares  Value
                                                                          (000's)
COMMON STOCK-Continued
Food, Beverage and Tobacco-Continued
 Wm. Wrigley Jr. Co. ..........................................     1,500 $    119
                                                                          --------
                                                                             7,303
Government Agencies-1.2%
 Federal Home Loan Mortgage Corp. .............................     9,100      382
 Federal National Mortgage Assoc. .............................    13,900      793
                                                                          --------
                                                                             1,175
Health Products and Services-11.0%
 Abbott Laboratories...........................................    10,000      656
 Allergan, Inc. ...............................................       800       27
 Alza Corp.*...................................................     1,100       35
 American Home Products Corp...................................     8,500      650
 Amgen, Inc....................................................     3,400      184
 Bausch & Lomb, Inc. ..........................................       700       28
 Baxter International, Inc. ...................................     3,600      182
 Becton, Dickinson & Co. ......................................     1,600       80
 Biomet, Inc. .................................................     1,400       36
 Boston Scientific Corp.*......................................     2,500      115
 Bristol-Myers Squibb Co. .....................................    13,000    1,230
 C.R. Bard, Inc. ..............................................       800       25
 Cardinal Health, Inc. ........................................     1,400      105
 Columbia/HCA Healthcare Corp. ................................     8,350      247
 Crescendo Pharmaceuticals Cp..................................        45        1
 CVS Corp. ....................................................     2,200      141
 Eli Lilly & Co. ..............................................    14,500    1,010
 Fresenius Medical Care AG - Pref.*............................       300        0
 Guidant Corp. ................................................     1,900      118
 HEALTHSOUTH Corp.*............................................     5,200      144
 Humana, Inc.*.................................................     2,000       42
 Johnson & Johnson.............................................    17,600    1,159
 Mallinckrodt, Inc. ...........................................     1,000       38
 Manor Care, Inc. .............................................       800       28
 Medtronic, Inc. ..............................................     6,200      324
 Merck & Co., Inc. ............................................    15,600    1,658
 Pfizer, Inc. .................................................    16,900    1,260
 Pharmacia & Upjohn, Inc. .....................................     6,600      242
 Schering-Plough Corp. ........................................     9,600      596
 Shared Medical Systems Corp. .................................       300       20
 St. Jude Medical, Inc.*.......................................     1,100       34
 Tenet Healthcare Corp.*.......................................     4,000      133
 U.S. Surgical Corp. ..........................................       900       26
 United Healthcare Corp. ......................................     2,400      119
 Warner-Lambert Co. ...........................................     3,600      446
                                                                          --------
                                                                            11,139
Household and Personal-2.8%
 Avon Products, Inc. ..........................................     1,700      104
 Clorox Co. ...................................................     1,300      103
 Colgate-Palmolive Co. ........................................     3,900      287
 Gillette Co. .................................................     7,300      733
 Newell Co. ...................................................     2,000       85
 Procter & Gamble Co. .........................................    17,500    1,397
 Reebok International, Ltd.*...................................       800       23
 Rubbermaid, Inc. .............................................     1,900       48
 Tupperware Corp. .............................................       800       22
 Whirlpool Corp. ..............................................     1,100       61
                                                                          --------
                                                                             2,863

                                                                           Market
                       Name of Issuer                            Shares    Value
                                                                          (000's)
COMMON STOCK-Continued
Insurance-4.5%
 Aetna, Inc. ..................................................     1,900 $    134
 Allstate Corp. ...............................................     5,600      509
 American General Corp. .......................................     3,221      174
 American International Group, Inc. ...........................     9,200    1,001
 Aon Corp. ....................................................     2,300      135
 Chubb Corp. ..................................................     2,200      166
 Cigna Corp. ..................................................     1,000      173
 Conseco, Inc. ................................................     2,400      109
 General Re Corp. .............................................     1,000      212
 Hartford Financial Services Group, Inc. ......................     1,500      140
 Lincoln National Corp. .......................................     1,300      102
 Marsh & McLennan Cos., Inc. ..................................     2,200      164
 MBIA, Inc. ...................................................     1,200       80
 Progressive Corp. ............................................     1,000      120
 Safeco Corp. .................................................     1,800       88
 St. Paul Cos., Inc. ..........................................     1,100       90
 SunAmerica, Inc. .............................................     2,500      107
 Torchmark, Inc. ..............................................     1,800       76
 Transamerica Corp. ...........................................       800       85
 Travelers Group, Inc. ........................................    14,952      806
 UNUM Corp. ...................................................     1,800       98
 USF & G Corp. ................................................     1,500       33
                                                                          --------
                                                                             4,602
Investment Companies-2.4%
 Aim Stic Prime Fund........................................... 1,178,752    1,179
 Money Market Obligs Trust..................................... 1,270,484    1,270
                                                                          --------
                                                                             2,449
Leisure and Recreation Products and
 Services-1.1%
 Brunswick Corp. ..............................................     1,200       36
 Harrah's Entertainment, Inc.*.................................     1,400       26
 Mattel, Inc. .................................................     3,800      142
 The Walt Disney Co. ..........................................     8,800      872
                                                                          --------
                                                                             1,076
Lodging and Restaurants-0.9%
 Darden Restaurants, Inc. .....................................     2,000       25
 Hilton Hotels Corp. ..........................................     3,400      101
 ITT Corp.*....................................................     1,500      124
 Marriot International, Inc. ..................................     1,700      118
 McDonald's Corp. .............................................     9,000      430
 Mirage Resorts, Inc.*.........................................     2,200       50
 Tricon Global Restaurants, Inc.*..............................     1,950       57
 Wendy's International, Inc. ..................................     1,600       39
                                                                          --------
                                                                               944
Machinery and Equipment-1.6%
 Allied Signal, Inc. ..........................................     7,500      292
 Black & Decker Corp. .........................................     1,200       47
 Briggs & Stratton Corp. ......................................       300       15
 Case Corp. ...................................................     1,000       60
 Caterpillar, Inc. ............................................     4,800      233
 Cincinnati Milacron, Inc. ....................................       400       10
 Cooper Industries, Inc. ......................................     1,600       78
 Crane Co. ....................................................       600       26
 Deere & Co. ..................................................     3,400      198
 Dover Corp. ..................................................     2,900      105

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Machinery and Equipment-Continued
 Harnischfeger Industries, Inc. .................................   600  $   21
 Ingersoll-Rand Co. ............................................. 2,200      89
 Maytag Corp. ................................................... 1,200      45
 McDermott International, Inc. ..................................   800      29
 PACCAR, Inc. ................................................... 1,000      53
 Parker-Hannifin Corp. .......................................... 1,450      67
 Perkin-Elmer Corp. .............................................   600      43
 Snap-On, Inc. ..................................................   800      35
 Stanley Works................................................... 1,100      52
 Thermo Electron Corp.*.......................................... 2,000      89
 W.W. Grainger, Inc. ............................................   700      68
                                                                         ------
                                                                          1,655
Media-2.5%
 CBS Corporation................................................. 9,300     274
 Clear Channel Communications, Inc.*............................. 1,300     103
 Comcast Corp. - Cl. A........................................... 4,500     142
 Dow Jones & Co., Inc. .......................................... 1,200      64
 Gannett Co., Inc. .............................................. 3,800     235
 HBO & Company................................................... 2,700     130
 Interpublic Group Cos., Inc. ................................... 1,750      87
 King World Productions, Inc.....................................   500      29
 Knight-Ridder, Inc. ............................................ 1,100      57
 McGraw-Hill Cos., Inc. ......................................... 1,300      96
 Meredith Corp. .................................................   700      25
 New York Times Co. - Cl. A...................................... 1,300      86
 Omnicom Group Inc. ............................................. 2,200      93
 Tele-Communications, Inc.*...................................... 6,500     182
 Time Warner, Inc. .............................................. 7,300     453
 Tribune Co. .................................................... 1,600     100
 U.S. West, Inc.*................................................ 7,900     228
 Viacom, Inc. - Cl. B*........................................... 4,700     195
                                                                         ------
                                                                          2,579
Metals and Mining-0.9%
 Alcan Aluminium, Ltd. .......................................... 3,100      86
 Allegheny Teldyne, Inc. ........................................ 2,200      57
 Aluminum Co. of America......................................... 2,300     162
 Armco, Inc.*.................................................... 1,100       5
 Asarco, Inc. ...................................................   400       9
 Barrick Gold Corp. ............................................. 4,900      91
 Battle Mountain Gold Co. ....................................... 3,400      20
 Bethleham Steel Corp.*.......................................... 1,400      12
 Cyprus Amax Minerals Co. ....................................... 1,000      15
 Echo Bay Mines, Ltd.*........................................... 1,700       4
 Freeport-McMoRan Copper & Gold.................................. 2,400      38
 Homestake Mining Co. ........................................... 2,100      19
 Inco, Ltd. ..................................................... 2,100      36
 Inland Steel Industries, Inc. ..................................   600      10
 Newmont Mining Corp. ........................................... 2,101      62
 Nucor Corp. .................................................... 1,100      53
 Phelps Dodge Corp. .............................................   800      50
 Placer Dome, Inc. .............................................. 3,300      42
 Reynolds Metals Co. ............................................ 1,000      60
 Timken Co. .....................................................   800      28
 USX-US Steel Group, Inc. ....................................... 1,100      34
 Worthington Industries, Inc. ................................... 1,300      21
                                                                         ------
                                                                            914

                                                                         Market
                         Name of Issuer                           Shares  Value
                                                                         (000's)
COMMON STOCK-Continued
Miscellaneous-0.9%
 American Greetings Corp. - Cl. A................................    900 $   35
 Avery Dennison Corp. ...........................................  1,300     58
 Brown-Forman Corp. - Cl. B......................................    900     50
 Crown Cork & Seal Co., Inc. ....................................  1,700     85
 Ecolab, Inc. ...................................................    800     44
 EG & G, Inc. ...................................................    700     15
 Ikon Office Solutions, Inc. ....................................  1,700     48
 Johnson Controls, Inc. .........................................  1,200     57
 Jostens, Inc. ..................................................    600     14
 Millipore Corp. ................................................    600     20
 Owens-Illinois, Inc.*...........................................  1,800     68
 Pall Corp. .....................................................  1,600     33
 Service Corp. International.....................................  3,300    122
 Stone Container Corp.*..........................................  1,100     11
 Waste Management, Inc. .........................................  6,000    165
 Western Atlas, Inc.*............................................    700     52
                                                                         ------
                                                                            877
Oils and Natural Gas Equipment and
 Services-0.9%
 Baker Hughes, Inc. .............................................  2,300    100
 Dresser Industries, Inc. .......................................  2,300     96
 Halliburton Co. ................................................  3,400    177
 Rowan Cos., Inc.*...............................................  1,100     34
 Schlumberger, Ltd. .............................................  6,500    523
                                                                         ------
                                                                            930
Oils and Natural Gas Exploration and Production-7.7%
 Amerada Hess Corp. .............................................  1,200     66
 Amoco Corp. ....................................................  6,400    545
 Anadarko Petroleum Corp. .......................................    800     49
 Apache Corp. ...................................................  1,100     39
 Ashland, Inc. ..................................................  1,000     54
 Atlantic Richfield Co. .........................................  4,200    337
 Burlington Resources, Inc. .....................................  2,310    104
 Chevron Corp. ..................................................  8,600    662
 Coastal Corp. ..................................................  1,400     87
 Columbia Gas System, Inc. ......................................    700     55
 Consolidated Natural Gas Co. ...................................  1,200     73
 Enron Corp. ....................................................  4,200    175
 Exxon Corp. .................................................... 32,200  1,970
 Helmerich & Payne, Inc. ........................................    300     20
 Kerr-McGee Corp. ...............................................    600     38
 Mobil Corp. .................................................... 10,300    744
 Occidental Petroleum Corp. .....................................  4,500    132
 ONEOK, Inc. ....................................................    400     16
 Oryx Energy Co.*................................................  1,300     33
 Pennzoil Co. ...................................................    600     40
 Phillips Petroleum Co. .........................................  3,400    165
 Royal Dutch Petroleum Co. - NY Shares........................... 28,000  1,517
 Sonat, Inc. ....................................................  1,100     50
 Sun Co., Inc. ..................................................  1,000     42
 Texaco, Inc. ...................................................  7,100    386
 Union Pacific Resources Group, Inc. ............................  3,208     78

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                        Market
                        Name of Issuer                          Shares  Value
                                                                       (000's)
COMMON STOCK-Continued
Oils and Natural Gas Exploration and Production-Continued
 Unocal Corp. ................................................. 3,300  $    128
 USX-Marathon Group............................................ 3,700       125
 Williams Cos., Inc. .......................................... 4,100       116
                                                                       --------
                                                                          7,846
Paper and Forest Products-1.1%
 Boise Cascade Corp. ..........................................   800        24
 Champion International Corp. ................................. 1,200        54
 Fort James Corp. ............................................. 2,800       107
 Georgia Pacific Corp. ........................................ 1,200        73
 International Paper Co. ...................................... 4,000       173
 Kimberly-Clark Corp. ......................................... 7,200       355
 Mead Corp. ................................................... 1,400        39
 Potlatch Corp. ...............................................   300        13
 Temple-Inland, Inc. ..........................................   700        37
 Union Camp Corp. .............................................   900        48
 Westvaco Corp. ............................................... 1,500        47
 Weyerhaeuser Co. ............................................. 2,700       132
 Willamette Industries, Inc. .................................. 1,500        48
                                                                       --------
                                                                          1,150
Photography and Related Services-0.3%
 Bemis Company, Inc. ..........................................   700        31
 Eastman Kodak Co. ............................................ 4,200       255
 Polaroid Corp. ...............................................   600        29
                                                                       --------
                                                                            315
Pollution Control Equipment and Services-0.1%
 Browning-Ferris Industries, Inc. ............................. 2,500        93
 Safety Kleen Corp. ...........................................   800        22
                                                                       --------
                                                                            115
Printing-0.1%
 Deluxe Corp. ................................................. 1,000        35
 R.R. Donnelley & Sons Co. .................................... 1,900        71
                                                                       --------
                                                                            106
Publications-0.1%
 Times Mirror Co. - Cl. A...................................... 1,200        74
Real Estate Development-0.0%
 Centex Corp. .................................................   400        25
Real Estate Operations-0.0%
 Pulte Corp. ..................................................   200         8
Retail-4.6%
 American Stores Co. .......................................... 3,400        70
 AutoZone, Inc.*............................................... 2,000        58
 Charming Shoppes, Inc.*....................................... 1,000         5
 Circuit City Stores, Inc. .................................... 1,200        43
 Costco Cos., Inc.*............................................ 2,800       125
 Dayton-Hudson Corp. .......................................... 2,800       189
 Dillard's, Inc. .............................................. 1,400        49
 Federated Department Stores, Inc.*............................ 2,700       116
 Gap, Inc. .................................................... 5,400       191
 Harcourt General, Inc. .......................................   900        49
 Hasbro, Inc. ................................................. 1,550        49
 Home Depot, Inc. ............................................. 9,500       559
 J.C. Penney, Inc. ............................................ 3,300       199

                                                                        Market
                         Name of Issuer                          Shares  Value
                                                                        (000's)
COMMON STOCK-Continued
Retail-Continued
 Kmart Corp.*...................................................  6,400 $    74
 Kroger Co.*....................................................  3,300     122
 Limited, Inc. .................................................  3,500      89
 Liz Claiborne, Inc. ...........................................    900      38
 Longs Drug Stores, Inc. .......................................    400      13
 Lowe's Cos., Inc. .............................................  2,300     110
 May Department Stores Co. .....................................  3,000     158
 Mercantile Stores Co., Inc. ...................................    500      30
 Nike, Inc. - Cl. B.............................................  3,800     149
 Nordstrom, Inc. ...............................................  1,000      60
 Pep Boys - Manny, Moe & Jack...................................    700      17
 Rite Aid Corp. ................................................  1,600      94
 Sears Roebuck & Co. ...........................................  5,200     235
 Tandy Corp. ...................................................  1,400      54
 TJX Cos., Inc. ................................................  2,200      76
 Toys "R" Us, Inc.*.............................................  3,800     119
 Wal-Mart Stores, Inc. ......................................... 29,400   1,159
 Walgreen Co. ..................................................  6,400     201
 Winn-Dixie Stores, Inc. .......................................  1,900      83
 Woolworth Corp.*...............................................  1,600      33
                                                                        -------
                                                                          4,616
Soap, Cosmetics and Personal Care-0.1%
 Alberto-Culver Co. ............................................    700      22
 International Flavors & Fragrances, Inc. ......................  1,400      72
                                                                        -------
                                                                             94
Telecommunications-1.4%
 Airtouch Communications, Inc.*.................................  6,600     274
 Andrew Corp.*..................................................  1,050      25
 DSC Communications Corp.*......................................  1,500      36
 Lucent Technologies, Inc. .....................................  8,400     671
 Northern Telecom, Ltd. ........................................  3,400     303
 Scientific-Atlanta, Inc. ......................................  1,100      18
 Tellabs, Inc.*.................................................  2,400     127
                                                                        -------
                                                                          1,454
Textiles-0.1%
 Fruit of the Loom, Inc. - Cl. A*...............................  1,000      26
 Russell Corp. .................................................    500      13
 Springs Industries, Inc. ......................................    200      10
 VF Corp. ......................................................  1,600      74
                                                                        -------
                                                                            123
Transportation-1.3%
 AMR Corp.*.....................................................  1,200     154
 Burlington Northern Santa Fe...................................  2,000     186
 Caliber System, Inc. ..........................................    500      24
 CSX Corp. .....................................................  2,800     151
 Delta Air Lines, Inc. .........................................  1,000     119
 Federal Express Corp. .........................................  1,500      92
 Laidlaw, Inc. .................................................  4,400      60
 Norfolk Southern Corp. ........................................  4,900     151
 Southwest Airlines Co. ........................................  2,900      71
 U.S. Airways Group, Inc.*......................................  1,200      75
 Union Pacific Corp. ...........................................  3,200     200
                                                                        -------
                                                                          1,283

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                        Market
                        Name of Issuer                          Shares  Value
                                                                       (000's)
COMMON STOCK-Continued
Utilities - Electric-2.7%
 American Electric Power Co. ..................................  2,500 $    129
 Baltimore Gas & Electric Co. .................................  2,000       68
 Carolina Power & Light Co. ...................................  2,000       85
 Central & South West Corp. ...................................  2,900       78
 CINergy Corp. ................................................  2,000       77
 Consolidated Edison Co. of New York, Inc. ....................  3,100      127
 Dominion Resources, Inc. .....................................  2,500      106
 DTE Energy Co. ...............................................  1,900       66
 Duke Energy Co. ..............................................  4,644      257
 Edison International..........................................  5,000      136
 Entergy Corp. ................................................  3,200       96
 Firstenergy Corp.*............................................  2,900       84
 FPL Group, Inc. ..............................................  2,400      142
 GPU, Inc. ....................................................  1,500       63
 Houston Industries, Inc. .....................................  3,824      102
 Niagara Mohawk Power Corp.*...................................  1,700       18
 Northern States Power Co. ....................................  1,000       58
 PacifiCorp....................................................  3,800      104
 Peco Energy Co. ..............................................  2,900       70
 PG & E Corp. .................................................  5,700      173
 PP & L Resources, Inc. .......................................  2,300       55
 Public Services Enterprise Group, Inc. .......................  3,100       98
 Southern Co. .................................................  8,900      230
 Texas Utilities Co. ..........................................  3,312      138
 Unicom Corp. .................................................  2,800       86
 Union Electric Co. ...........................................  1,700       74
                                                                       --------
                                                                          2,720
Utilities - Gas-0.1%
 NICOR, Inc. ..................................................    600       25
 Pacific Enterprises...........................................  1,100       41
 Peoples Energy Corp. .........................................    500       20
                                                                       --------
                                                                             86
Utilities - Telecommunications-6.4%
 Alltel Corp. .................................................  2,500      103
 Ameritech Corp. ..............................................  7,100      572
 AT & T Corp. ................................................. 21,200    1,299
 Bell Atlantic Corp. .......................................... 10,118      921
 BellSouth Corp. .............................................. 13,000      732
 GTE Corp. .................................................... 12,500      653
 MCI Communications Corp. .....................................  9,100      390
 SBC Communications, Inc. ..................................... 11,924      873
 Sprint Corp. .................................................  5,700      334
 U.S. West Communications Group................................  6,300      284
 Worldcom, Inc.*............................................... 11,900      360
                                                                       --------
                                                                          6,521
                                                                       --------
                                            TOTAL COMMON STOCK-  99.7%  101,117

                                                                 Par    Market
                        Name of Issuer                          Value   Value
                                                               (000's) (000's)
SHORT-TERM INVESTMENTS-0.2%
 US Treasury Bill
  5.14% due 3/5/98............................................    200  $    198
                                                               ------  --------
                                            TOTAL INVESTMENTS-  99.9%   101,315
                          Cash and receivables, less payables-   0.1%        75
                                                               ------  --------
                                                   NET ASSETS- 100.0%  $101,390
                                                               ======  ========

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO

                                                                  Par    Market
                        Name of Issuer                           Value    Value
                                                                (000's)  (000's)
PUBLICLY-TRADED BONDS
Banks and Finance-10.5%
 Banco do Brasil - Debs. 144A(a) (BR)
  9.00% due 8/05/98...........................................  $    300 $   301
 BankBoston Capital Trust II - Gtd. Bonds (US)
 7.75% due 12/15/26...........................................       300     306
 Conversion (GB)
  9.50 due 3/15/05............................................       650   1,254
 Export Import Bank Korea (US)
  7.10% due 3/15/07...........................................       170     139
 KeyCorp - Sub. Notes (US)
  6.75% due 3/15/06...........................................       500     506
 Midland Bank plc - Sub. Notes (GB)
  7.625% due 6/15/06..........................................       500     536
                                                                         -------
                                                                           3,042
Financial Services-20.8%
 Countrywide Home Loans - Ser. 1997-4 Cl. A (US)
 8.00% due 7/25/27............................................       581     596
 CS First Boston Mortgage Securities Corp. -Ser. 1997-C1 Cl.
  A1B (US)
 7.15% due 8/20/06............................................       700     728
 Eaglemark Credit - Asset Bkd. - Ser. 96-2A (US)
 6.75% due 11/15/02...........................................       255     257
 First Union Lehman Brothers Mortgage Trust
 6.65% due 6/18/08............................................     1,000   1,007
 Green Tree Financial Corp. (US)
 6.39% due 1/15/29............................................     1,000   1,008
 Mexico United Mexican Sts (MX)
 11.50% due 5/15/26...........................................        25      30
 Morgan Stanley Capital, Inc. (US)
 6.59% due 6/18/29............................................       996   1,006
 Merrill Lynch Mortgage Investors, Inc. (US)
 6.95% due 6/18/29............................................       486     498
 Nationwide Financial Services, Inc. - Sr. Notes (US)
 8.00% due 3/01/27............................................       500     527
 Onyx Acceptance Grantor Trust - Ser. 1996-2 Cl. A (US)
 6.40% due 10/15/01...........................................       190     191
 Washington Mutual Capital I (US)
 8.375% due 6/01/27...........................................       100     109
                                                                         -------
                                                                           5,957
Foreign Governmental-19.6%
 Argentina Republic of (AR)
 9.75% due 9/19/27............................................       150     143
 Australian Government - Bonds (AU)
 6.75% due 11/15/06...........................................       200     137
 12.00% due 11/15/01..........................................       450     358
 Finland Government - Bonds (FI)
 7.25% due 4/18/06............................................     1,000     206
 Government of Canada - Debs. (CA)
 9.00% due 6/01/25............................................       100      99
 Government of Japan - Bonds (JP)
 5.50% due 3/20/02............................................    60,000     542
 3.00% due 9/20/05............................................   105,000     878
 Government of Spain - Bonds (ES)
 8.80% due 4/30/06............................................    12,000      96

                                                                  Par    Market
                        Name of Issuer                           Value    Value
                                                                (000's)  (000's)
PUBLICLY-TRADED BONDS-Continued
Foreign Governmental-Continued
 Government of Venezuela - Bonds (VE)
 9.25% due 9/15/27............................................        70      63
 6.813% due 12/18/07..........................................       238     213
 Kingdom of Belgium - Debs. (VE)
 7.75% due 12/22/00...........................................  $  5,800 $   170
 Province of Quebec - Debs. (CA)
 6.50% due 1/17/06............................................       515     517
 Republic of Poland - Bonds (PL)
 4.00% due 10/27/14...........................................       150     130
 Swedish Government - Debs. (SE)
 13.00% due 6/15/01...........................................       700     108
 6.50% due 10/25/06...........................................     1,100     144
 Treuhandanstalt - Bonds (DE)
 7.50% due 9/09/04............................................       550     346
 UK Treasury - Bonds (UK)
 8.00% due 6/10/03............................................        92     161
 6.75% due 11/26/04...........................................       270     452
 7.75% due 9/08/06............................................       225     402
 7.50% due 12/07/06...........................................       260     459
                                                                         -------
                                                                           5,624
Government Agencies-16.4%
 Federal Home Loan Mortgage Corp. (US)
 8.00% due 2/01/27............................................       281     291
 6.50% due 2/15/19............................................     1,000     992
 Federal National Mortgage Assoc. (US)
 9.00% due 6/15/16............................................        61      67
 9.00% due 12/15/16...........................................       525     572
 8.00% due 6/01/11............................................       249     257
 8.00% due 12/01/26...........................................       454     471
 7.50% due 6/15/26............................................       466     477
 7.50% due 8/15/27............................................       483     495
 7.50% due 1/15/27............................................       101     103
 7.50% due 7/20/26............................................       558     570
 7.00% due 2/01/27............................................       385     389
                                                                         -------
                                                                           4,684
Media-0.5%
 TCI Communications, Inc. - Debs. (US)
 7.875% due 2/15/26...........................................       140     150
Metals and Mining-0.6%
 Oregon Steel Mills, Inc. - 1st Mtge. Notes (US)
 11.00% due 6/15/03...........................................        50      54
 Ryderson Tull, Inc. - Notes (US)
 9.125% due 7/15/06...........................................       100     108
                                                                         -------
                                                                             162
Miscellaneous-0.4%
 Allied Waste NA - Bonds (US)
 10.25% due 12/01/06..........................................       100     110
Telecommunications-0.3%
 Comtel Brasileira, Ltd. - Notes 144A (US)(a)
 10.75% due 9/26/04...........................................       100      98

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
STRATEGIC BOND PORTFOLIO

                                                                   Par   Market
                         Name of Issuer                           Value   Value
                                                                 (000's) (000's)
PUBLICLY-TRADED BONDS-Continued
U.S. Governmental-19.2%
 U.S. Treasury - Bonds (US)
 6.75% due 8/15/26.............................................  $ 1,390 $ 1,530
 6.50% due 11/15/26............................................      235     251
 U.S. Treasury - Notes (US)
 5.875% due 2/15/00............................................      385     387
 6.875% due 5/15/06............................................    1,090   1,166
 U.S. Treasury - Notes (US)
 6.625% due 6/30/01............................................    2,100   2,158
                                                                         -------
                                                                           5,492
Utilities-Electric-3.4%
 National Rural Utilities - Bonds (US)
 7.30% due 9/15/06.............................................      500     531
 Niagara Mohawk Power Corp. - 1st Mtge. Bonds (US)
 7.375% due 8/01/03............................................      100     102
 Southern California Edison Co. - 1st Ref. Mtge. Bonds (US)
 7.125% due 7/15/25............................................      325     333
                                                                         -------
                                                                             966
Utilities-Telecommunications-0.4%
 Philippine Long Distance Telephone Co. -Debs. (US)
 10.625% due 6/02/04...........................................      100     103
                                                                         -------
                                   TOTAL PUBLICLY-TRADED BONDS-    92.1%  26,388
 SHORT-TERM INVESTMENTS-3.0%
 Investment in joint trading account
  (Note B) (US)
 6.243% due 1/01/98............................................      864     864
                                                                 ------- -------
                                             TOTAL INVESTMENTS-    95.1%  27,252
                           Cash and receivables, less payables-     4.9%   1,395
                                                                 ------- -------
                                                    NET ASSETS-   100.0% $28,647
                                                                 ======= =======

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities aggregated $399 or 1.4% of the net assets of the Portfolio.
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                                             Market     % of
                                                  Country     Value   Long-Term
                    Country                     Abbreviation (000's) Investments
UNITED STATES..................................      US      $19,179     72.7%
GERMANY........................................      DE        1,820      6.9%
JAPAN..........................................      JP        1,420      5.4%
UNITED KINGDOM.................................      GB        1,254      4.6%
CANADA.........................................      CA          616      2.3%
AUSTRALIA......................................      AU          495      1.9%
BRAZIL.........................................      BR          301      1.1%
VENEZUELA......................................      VE          276      1.0%
SWEDEN.........................................      SE          252      1.0%
FINLAND........................................      FI          206      0.8%
BELGIUM........................................      BE          170      0.6%
ARGENTINA......................................      AR          143      0.5%
POLAND.........................................      PL          130      0.5%
SPAIN..........................................      ES           96      0.4%
MEXICO.........................................      MX           30      0.1%
                                                             -------    -----
                                                             $26,388    100.0%
                                                             =======    =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
-------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

  The John Hancock Variable Series Trust I (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is organized as a Massachusetts business trust. The Fund consists of eighteen portfolios: Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, and Strategic Bond. The Fund may add or delete portfolios in the future to accommodate various investment objectives. The Fund has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), and John Hancock Mutual Variable Life Insurance Account UV ("JHMVLAUV") to fund contracts and policies issued by John Hancock Mutual Insurance Company ("John Hancock").

NOTE B--ACCOUNTING POLICIES

  Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments: For the Large Cap Growth, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Small Cap Value, and Equity Index
Portfolios: Common stocks and other such securities traded on national securities exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

  For the Sovereign Bond, Managed, Short-Term U.S. Government, and Strategic Bond Portfolios: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

  For the Money Market Portfolio: The Board of Trustees has determined that the appropriate method for valuing Portfolio securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Portfolio does not exceed 90 days. Accordingly, Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  For each of the Portfolios, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost which approximates market value.

  For the International Portfolios: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Portfolio securities initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Currency Translation."

  Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Portfolios, are valued at fair value as determined in good faith by the Board of Trustees.

  Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth,

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
-------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

International Equities, International Balanced, Mid Cap Growth, Large Cap Value, Mid Cap Value, Special Opportunities, Growth & Income, Managed, International Opportunities, Equity Index and Strategic Bond Portfolios are shown net of foreign taxes withheld of $65, $293, $50, $3, $9, $1, $10, $351, $115, $49, $5, and $9, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

  Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements which are contracts under which a Portfolio would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

  Joint Repurchase Agreements: The Small Cap Growth, International Equity and Special Opportunities Portfolios of the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. These government securities have an aggregate market value of $97,485 with maturity dates ranging from 2/15/15 through 2/15/16. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

  Joint Trading Account: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the order permits the existing Portfolios of the Fund to pool daily uninvested cash balances, together with the balances of any future portfolios of the Fund, into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Trading Account holdings as of December 31, 1997:

                                                                Par     Market
  Name of Issuer                                               Value    Value
  --------------                                              -------- --------
BMW US Capital Corp.
 6.25% due 01/02/98.......................................... $ 30,000 $ 29,995
Household Finance Corp.
 6.10% due 01/02/98..........................................    6,009    6,008
SBC Communications, Inc.
 6.60% due 01/02/98..........................................   13,017   13,015
Alpine Securitization Corp.
 6.40% due 01/05/98..........................................   17,272   17,260
Deutsche Bank Financial Corp.
 6.20% due 01/05/98..........................................   40,000   39,972
General Motors Acceptance Corp.
 6.19% due 01/05/98..........................................   40,000   39,972
Chrysler Financial Corp.
 6.02% due 01/06/98..........................................   29,042   29,018
                                                              -------- --------
 Joint Trading Account Totals................................ $175,340 $175,240
                                                              ======== ========

  Financial Future Contracts: The Sovereign Bond, Special Opportunities, Managed, Short-Term U.S. Government, Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Bond, International Opportunities, International Balanced and Equity Index Portfolios may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Portfolio enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin." Each day, the futures contract is

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
-------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.

  When the contracts are closed, the portfolio recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the portfolio could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 1997, the Equity Index Portfolio had a payable for futures variation margin of $1. There were no other positions in financial futures contracts.

  Forward Foreign Currency Contracts: The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Portfolio's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Portfolio's investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

  Currency Translation: For Portfolios that trade in international securities: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

  Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

  Dividends: A dividend of its net investment income will be declared and distributed daily by the Money Market Portfolio. Dividends of net investment income will be declared and distributed monthly by all other Portfolios. Each Portfolio will distribute all of its net realized capital gains annually, at the end of its fiscal year.

  Federal Income Taxes: Each of the Portfolios of the Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1997, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows:
The Small Cap Growth Portfolio had $923 which expires in 2004 and $964 which expires in 2005, Mid Cap Growth had $315 which expires in 2004 and $85 which expires in 2005.

  Expenses: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

  On February 18, 1997, the Fund renewed its Investment Advisory Agreement with John Hancock. Also, on May 1, 1997 the Fund again renewed its Investment Advisory Agreement for Equity Index and Short-Term U.S. Government Portfolios with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

    For the Growth & Income, Sovereign Bond and Money Market Portfolios, 0.25% on an annual basis of the net assets of each Portfolio;

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
-------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES-- Continued

    For the Large Cap Growth and Managed Portfolios, 0.40% on an annual basis of the first $500,000 of the net assets of each Portfolio; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for that portion in excess of $1,000,000.

    For the Real Estate Equity Portfolio, 0.60% on an annual basis of the first $300,000 of the Portfolio's net assets, 0.50% for the net assets between $300,000 and $800,000; and 0.40% for net assets in excess of $800,000.

    For the International Equity Portfolio, 0.60% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.55% for net assets between $250,000 and $500,000; and 0.50% for net assets in excess of $500,000.

    For the Special Opportunities Portfolio, 0.75% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000.

    For the Short-Term U.S. Government Portfolio, 0.30% on an annual basis of its net assets;.

    For the Large Cap Value and Small Cap Growth Portfolios, 0.75% on an annual basis of the average daily net assets of each Portfolio;

    For the Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.80% on an annual basis of the portion in excess of $100,000;

    For the Mid Cap Value Portfolio, 0.80% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.775% for net assets between $250,000 and $500,000; and 0.75% for net assets between $500,000 and
  $750,000, and 0.725% for net assets in excess of $750,000;

    For the Equity Index Portfolio, 0.20% on an annual basis of the first $75,000 of the Portfolio's net assets; 0.19% for net assets between $75,000 and $125,000; and 0.18% for the net assets in excess of $125,000;

    For the Small Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.75% for net assets between $100,000 and $200,000; and 0.65% for net assets in excess of $200,000;

    For the Strategic Bond Portfolio, 0.75% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for net assets between $25,000 and $75,000; 0.55% for net assets between $75,000 and 150,000; and 0.50%
  for the net assets in excess of $150,000;

    For the International Opportunities Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000; and

    For the International Balanced Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.70% for the net assets in excess of $100,000.

  John Hancock voluntarily reimbursed and/or waived all investment advisory and other fund expenses of the Equity Index Portfolio for the year ended December 31, 1997. The Investment Adviser expects to voluntary waive all investment advisory and other fund expenses during the Fund's fiscal 1998 year with respect to the Equity Index Portfolio. Such expense waiver is subject to termination at any time by the Investment Adviser without notice to shareholders. Upon termination of the voluntary expense waiver with respect to the Equity Index Portfolio, any future expense reimbursement by the Investment Adviser is subject to limitations as stated in the Investment Advisory agreement.

  During the year ended December 31, 1997, the Investment Adviser voluntarily contributed approximately $250 to the Equity Index Portfolio. John Hancock received no shares of capital stock or other consideration in exchange for the contribution which increased the Portfolio's net asset value.

  John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates with respect to the Large Cap Growth, Managed, Real Estate Equity, and Short-Term U.S. Government Portfolios, Inc.; with John

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
-------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES-- Continued

Hancock Advisers, Inc., with respect to the Sovereign Bond, Small Cap Growth, International Equities, and Special Opportunities Portfolios, each of whom is an affiliate of John Hancock, and under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios. John Hancock maintains responsibility for the day-to-day management of the Money Market Portfolio.

  John Hancock has also entered into Sub-Advisory Agreements with T. Rowe Price Associates, Inc., with respect to the Large Cap Value Portfolio; with Rowe Price-Fleming International, with respect to the International Opportunities Portfolio; with Janus Capital Corporation, with respect to the Mid Cap Growth Portfolio; with Neuberger & Berman Management, L.P., with respect to the Mid Cap Value Portfolio; with INVESCO Management Research, with respect to the Small Cap Value Portfolio; with J.P. Morgan Investment Management Inc., with respect to the Strategic Bond Portfolio; with Brinson Partners, Inc., with respect to the International Balanced Portfolio; and with State Street Global Advisers with respect to the Equity Index Portfolio, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios.

  John Hancock is the principal underwriter and transfer agent of the Fund. Certain officers and trustees of the Fund are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHMVLAUV, JHVAAV, and JHVAAU, and some are also officers of John Hancock. Fees for independent trustees are paid by the Fund.

  In the event that normal operating expenses of each Portfolio, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.25% of each Portfolio's daily net asset value, John Hancock and JHVLICO will reimburse each Portfolio for such excess. Accordingly, for the year ended December 31, 1997, the reimbursement paid from John Hancock and JHVLICO were $38 to Small Cap Growth, $116 to International Balanced, $85 to Mid Cap Growth, $25 to Large Cap Value, $30 to Mid Cap Value, $58 to Small Cap Value, $86 to International Opportunities, $217 to Equity Index, and $60 to Strategic Bond Portfolios.

NOTE D--INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales and maturities of investments excluding short-term securities for each Portfolio for the period ended December 31, 1997 were as follows:

                                                                     Sales and
                                                          Purchases  Maturities
                                                          ---------- ----------
Large Cap Growth......................................... $  605,278 $  531,713
Sovereign Bond...........................................  1,043,716    966,088
International Equities...................................    146,502    138,099
Small Cap Growth.........................................     52,130     26,833
International Balanced...................................     22,138     19,258
Mid Cap Growth...........................................     48,290     30,701
Large Cap Value..........................................     47,168      7,548
Money Market.............................................       None       None
Mid Cap Value............................................     68,909     26,610
Special Opportunities....................................    655,191    647,121
Real Estate Equity.......................................     67,797     34,091
Growth & Income..........................................  1,870,317  1,769,833
Managed..................................................  5,184,924  5,068,366
Short-Term U.S. Government...............................     62,066     70,504
Small Cap Value..........................................     52,004     27,057
International Opportunities..............................     18,442      4,797
Equity Index.............................................    109,505     34,283
Strategic Bond...........................................     27,687     12,085

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
-------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

  The identified cost of investments owned for each portfolio (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1997 for federal income tax purposes are as follows:

                             Identified  Unrealized   Unrealized  Appreciation/
Portfolio                       Cost    Appreciation Depreciation (Depreciation)
---------                    ---------- ------------ ------------ --------------
Large Cap Growth...........  $ 602,255    $166,565     $(15,756)     $150,809
Sovereign Bond.............    788,017      27,506       (4,744)       22,761
International Equities.....    145,168      15,371      (12,166)        3,205
Small Cap Growth...........     42,151       9,287       (2,655)        6,632
International Balanced.....     24,613       2,466       (2,094)          372
Mid Cap Growth.............     34,116       6,679         (491)        6,188
Large Cap Value............     64,057       9,527         (464)        9,063
Money Market...............    227,364        None         None          None
Mid Cap Value..............     61,323       5,537       (2,299)        3,238
Special Opportunities......    194,464      17,986       (3,976)       14,010
Real Estate Equity.........    157,191      46,817         (588)       46,229
Growth & Income............  2,150,778     650,915      (20,179)      630,736
Managed....................  2,421,540     362,765          --        362,765
Short-Term U.S. Government.     50,506         305         (323)          (18)
Small Cap Value............     41,016       3,686       (1,709)        1,977
International
 Opportunities.............     29,161       3,454       (3,222)          232
Equity Index...............     89,807      13,122       (1,612)       11,510
Strategic Bond.............     26,817         698         (263)          435

  During the year ended December 31, 1997, reclassifications have been made in each Portfolio's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1997. These permanent reclassifications are primarily attributable to differences in the treatment of foreign currency gain and losses under federal tax rules versus generally accepted accounting principles. Net assets were not affected by these reclassifications.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
(000's Omitted)


NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS

  As of December 31, 1997 the International Balanced, Mid Cap Growth and Strategic Bond Portfolios had open forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at a specified date, as follows:

INTERNATIONAL BALANCED PORTFOLIO

                                                                  Net Unrealized
                                           Maturity               Appreciation/
                Currency Sold                Date    Cost  Value  (Depreciation)
   ------------------------------------------------ ------ ------ --------------
   Australian Dollar............. $  1,500 04/28/98 $1,027 $  980     $  47
   Belgian Franc.................   14,900 04/28/98    425    405        20
   Canadian Dollar...............    1,400 04/28/98  1,000    983        17
   Deutsch Mark..................    2,800 04/28/98  1,645  1,567        78
   Danish Krone..................    6,600 04/28/98  1,018    969        49
   Spanish Peseta................   83,000 04/28/98    569    547        22
   Pound Sterling................    1,300 04/28/98  2,171  2,123        48
   Hong Kong Dollar..............    1,000 01/27/98    129    129         0
   Netherlands Guilder...........    1,100 04/28/98    573    546        27
   Swedish Krona.................    2,500 04/28/98    324    316         8
   Singapore Dollar..............      200 04/28/98    125    117         8
                                                                      -----
                                                                        324
             Currency Purchased
   ----------------------------------------
   Australian Schilling..........    2,300 04/28/98    192    183        (9)
   Belgian Franc.................   14,900 04/28/98    421    405       (16)
   Canadian Dollar...............      600 04/28/98    424    421        (3)
   Swiss Franc...................      700 04/28/98    508    486       (22)
   Deutsch Mark..................      160 04/28/98     93     89        (4)
   Danish Krone..................      300 04/28/98     46     44        (2)
   Spanish Peseta................   27,000 04/28/98    186    178        (8)
   French Franc..................    5,300 04/28/98    928    886       (42)
   Italian Lira..................  530,000 04/28/98    312    300       (12)
   Japanese Yen..................  421,000 04/28/98  3,582  3,281      (301)
   Netherlands Guilder...........      140 04/28/98     72     69        (3)
   Swedish Krona.................    2,500 04/28/98    335    316       (19)
                                                                      -----
                                                                       (441)
                                                                      -----
                                                                       (117)
                                                                      =====

MID CAP GROWTH

                                                                  Net Unrealized
                                           Maturity                Appreciation
                Currency Sold                Date    Cost  Value  (Depreciation)
   ------------------------------------------------ ------ ------ --------------
   Pound Sterling..................... 225 02/19/98    355    368       (13)
   Pound Sterling.....................  25 02/19/98     39     42        (3)
   Pound Sterling..................... 400 02/25/98    631    675       (44)
   Pound Sterling..................... 600 02/26/98  1,000    983        17
   Pound Sterling..................... 500 03/04/98    799    819       (20)
   Pound Sterling.....................  75 03/04/98    120    127        (7)
   Pound Sterling..................... 650 05/06/98  1,089  1,061        28
                                                                       ----
                                                                       $(42)
                                                                       ====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1997
--------------------------------------------------------------------------------
(000's Omitted)


NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--Continued

STRATEGIC BOND PORTFOLIO

                                                                  Net Unrealized
                                           Maturity               Appreciation/
                Currency Sold                Date    Cost  Value  (Depreciation)
   ------------------------------------------------ ------ ------ --------------
   Australian Dollar........... $      755 02/24/98 $  522 $  493      $ 29
   Belgian Franc...............      6,400 03/04/97    176    173         3
   Deutsch Mark................        625 03/18/98    352    349         3
   Spanish Peseta..............     14,600 01/09/98     98     96         2
   Finnish Markka..............      1,100 03/17/98    207    203         4
   Italian Lira................  2,000,000 01/12/98  1,156  1,149         7
   Pound Sterling..............        900 03/04/98  1,508  1,473        35
   Pound Sterling..............        776 03/16/98  1,274  1,270         4
   Japanese Yen................    165,000 02/20/98  1,327  1,273        54
   Japanese Yen................     22,600 03/18/98    175    175         0
   Swedish Krone...............      2,000 03/04/98    257    252         5
                                                                       ----
                                                                       $146
                                                                       ====

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

-------------------------------------------------------------------------------

To The Contractowners, Policyholders and Trustees of
John Hancock Variable Series Trust I

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Variable Series Trust I (the Fund) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index and Strategic Bond Portfolios) as of December 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting John Hancock Variable Series Trust I at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 1998

                             Officers and Trustees

                            Henry D. Shaw, Chairman
                  Thomas J. Lee, Vice Chairman and President
                          Laura L. Mangan, Secretary
                          Raymond F. Skiba, Treasurer
                     Sandra M. DaDalt, Assistant Secretary
                         Patrick F. Smith, Controller
                                Elizabeth Cook
                              William H. Dykstra
                              Joseph Kiebala, Jr.
                                 Frank J. Zeo


                              Investment Adviser

                  John Hancock Mutual Life Insurance Company
                              John Hancock Place
                                 P.O. Box 111
                          Boston, Massachusetts 02117


                            Sub-Investment Advisers

                   Independence Investment Associates, Inc.
                              One Liberty Square
                          Boston, Massachusetts 02109

                        T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                              Baltimore, MD 21202

                    Rowe Price-Fleming International, Inc.
                             100 East Pratt Street
                              Baltimore, MD 21202

                            Neuberger & Berman, LLC
                               605 Third Avenue
                            New York, NY 10158-3698

                      INVESCO Management & Research, Inc.
                              101 Federal Street
                               Boston, MA 02110

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                          Boston, Massachusetts 02199

                       J.P. Morgan Investment Management
                               522 Fifth Avenue
                              New York, NY 10036

                            Brinson Partners, Inc.
                           209 South La Salle Street
                            Chicago, IL 60604-1295

                           Janus Capital Corporation
                              100 Fillmore Street
                             Denver, CO 80206-4923

                         State Street Global Advisors
                            Two International Place
                               Boston, MA 02110



                             INDEPENDENT AUDITORS

                               Ernst & Young LLP
                             200 Clarendon Street
                               Boston, MA 02116

                      [LOGO OF JOHN HANCOCK APPEARS HERE]

The Variable Series Trust consists of 18 portfolios used to fund various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly into the Variable Series Trust.

Not all of the portfolios described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.



                  John Hancock Mutual Life Insurance Company
    John Hancock Variable Life Insurance Company (not licensed in New York)
                 John Hancock Distributors, Inc., Member NASD
                          Boston, Massachusetts 02117
                               www.jhancock.com